UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23063

Horizon Funds
(Exact name of registrant as specified in charter)

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip code)

Matthew Chambers

Horizon Funds

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277
(Name and address of agent for service)

(866) 371-2399

Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2023

Date of reporting period: December 1, 2022 through November 30, 2023

Item 1. Reports to Stockholders.

(a)

HORIZON FUNDS	Annual Report

Horizon Active Asset Allocation Fund			Horizon Active Risk Assist® Fund
Investor Class Advisor Class Institutional Class	Shares Shares Shares	AAANX HASAX HASIX	Investor Class Advisor Class Institutional Class	Shares Shares Shares	ARANX ARAAX ACRIX

Horizon Active Income Fund			Horizon Equity Premium Income Fund
Investor Class Advisor Class Institutional Class	Shares Shares Shares	AIMNX AIHAX AIRIX	Investor Class Advisor Class	Shares Shares	HNDDX HADUX

Horizon Defined Risk Fund			Horizon Multi-Factor U.S. Equity Fund
Investor Class Advisor Class	Shares Shares	HNDRX HADRX	Investor Class Advisor Class	Shares Shares	USRAX USRTX

Horizon Defensive Core Fund			Horizon Tactical Fixed Income Fund
Investor Class Advisor Class	Shares Shares	HESGX HESAX	Investor Class Advisor Class	Shares Shares	HTFNX HTFAX

Horizon Multi-Factor Small/Mid Cap Fund
Investor Class Advisor Class	Shares Shares	HSMNX HSMBX

November 30, 2023

Investor Information: 1-855-754-7932

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of HORIZON ACTIVE ASSET ALLOCATION FUND, HORIZON ACTIVE RISK ASSIST® FUND, HORIZON ACTIVE INCOME FUND, HORIZON EQUITY PREMIUM INCOME FUND, HORIZON DEFINED RISK FUND, HORIZON MULTI - FACTOR U.S. EQUITY FUND, HORIZON DEFENSIVE CORE FUND, HORIZON TACTICAL FIXED INCOME FUND and HORIZON MULTI - FACTOR SMALL/MID CAP FUND. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Horizon Funds

Table of Contents
Letter to Shareholders	1
Portfolio Review	8
Portfolio Composition	18
Portfolios of Investments	20
Statements of Assets and Liabilities	93
Statements of Operations	96
Statements of Changes in Net Assets	99
Financial Highlights	108
Notes to Financial Statements	129
Report of Independent Registered Public Accounting Firm	149
Disclosure of Fund Expenses	151
Approval of the Management Agreements	153
Additional Information	154
Privacy Notice	158

Horizon Funds

Letter to Shareholders

November 30, 2023

Dear Shareholder:

In the following paragraphs we will recap the key factors affecting broad markets and the Horizon Funds through the fiscal year ended November 30, 2023.

Horizon Active Asset Allocation Fund

The Horizon Active Asset Allocation Fund (Investor Class) (the Fund) returned 5.69% for the fiscal year ended November 30, 2023. Domestic equities (as measured by the S&P 500 Total Return Index) returned 13.84%, while international equities returned 9.76% (as measured by the S&P Global ex-US BMI) over the Fund’s fiscal year.

The emergence of artificial intelligence (“AI”) was the most significant market event during the period; beneficiaries of the technology, namely the Magnificent-7 (“Mag-7”), led markets throughout the year. Continued interest rate volatility, and the resulting failure of a few banking institutions in mid-March, was another theme that impacted markets. While the swift response from the Treasury and Federal Reserve (“Fed”) allayed investor concerns of further contagion, interest rate sensitive sectors of the market were under pressure throughout the period. Economic growth in the U.S. remained strong as inflation fell – the Fed delivered what is likely to be their last hike of this cycle in July. Despite consensus among market participants that the U.S. economy would enter a recession in 2023, that probability waned throughout the year and was replaced by increased confidence of a “soft landing.” As the year came to a close, inflation and interest rate policy normalization, increasingly dovish messaging, and enthusiasm about the positive impacts of AI supported risk assets broadly.

Outside the U.S. there were a few notable developments. China’s pandemic reopening, which kicked off in earnest in December, ultimately could not overcome the drag from its property sector, resulting in significant underperformance of Chinese stock indices relative to broad international markets. The disappointing Chinese reopening and sluggish domestic growth dynamics contributed to an overhang of tepid growth in Europe as well. Despite tensions in the Middle East and the continuation of a stringent sanction regime on Russian energy exports, crude oil fell substantially over the fiscal year, contributing to much lower price pressures across the global economy.

On average, the Fund maintained a preference for U.S. equities throughout the year and benefitted from exposure to the domestic technology sector. At the beginning of the period, the Fund’s overweight to U.S. defensive value and international positioning detracted from performance; as the year went on, performance improved as Fund’s positioning increasingly reflected growing conviction in favor of domestic large-cap growth over domestic value, small- and mid-caps, and international equities. The Fund maintained this positioning into the end of the period.

Outside of market direction, one key driver of Fund performance was domestic equity positioning, especially allocations to mega-cap technology, the quality factor, and large-cap growth. Allocations to Japanese equities, in both local currency and FX-hedged expressions, were also accretive to absolute and relative performance throughout the year. Key detractors include international market exposures, specifically to emerging markets in Asia and broad developed markets, and domestic allocations that did not feature the Mag-7 in large weights, such as equal-weight large-caps and small- and mid-caps.

Horizon Active Risk Assist® Fund

The Horizon Active Risk Assist Fund (Investor Class) (the Fund) realized a return of 7.13% for the fiscal year ending November 30, 2023. Domestic equities (as measured by the S&P 500 Total Return Index) returned 13.84%, while international equities returned 9.76% (as measured by the S&P Global ex-US BMI) over the same period. The Fund exhibited an average beta of 0.77 to the S&P 500 Total Return Index over the period.

Horizon Funds

Letter to Shareholders (Continued)
November 30, 2023

As a risk mitigation strategy designed with the goal to mitigate catastrophic loss of portfolio value, the Fund performed in line with expectations during the period. The Fund’s realized volatility for the period was 11.22%, less than both domestic and international equities (realized volatilities for the period of 13.84% and 11.55% respectively), due to the Fund’s tactical de-risking and reinvesting activity. The Fund also realized a maximum drawdown of 11.33%, which was in between the drawdowns realized by domestic and international equities. In the strong recovery of global equities during the period, the Fund reinvested via the Risk Assist algorithm in line with expectations. The Fund began the fiscal year 60% de-risked. As markets recovered early in the year, the Fund reinvested rapidly and was completely reinvested by early April. Towards the end of the period, volatility in October resulted in small de-risking activity that was resolved quickly as markets recovered. The Fund ended the period fully invested in the underlying global equity portfolio.

In terms of the underlying allocation of the equity portfolio, the Fund began the period with regional and style exposures in line with global equities. As domestic growth stocks began to separate from the rest of the market, the Fund tilted in favor of domestic growth allocations. The Fund maintained a small overweight to domestic large-cap growth relative to global equities at the end of the period.

While market direction was the main driver of returns during the period, the underlying allocation was dominated by the narrow market environment, led by domestic large-cap growth, and specifically the Mag-7. Compared to global equities, the Fund’s overweight to domestic large-cap growth was the main positive contributors to performance over the period, whereas most other style and regional exposures generally detracted. The de-risking and re-risking activities of Risk Assist resulted in a performance drag versus the unhedged portfolio during the period, a result well within expectations for the market environment during the period.

Horizon Active Income Fund

The Horizon Active Income Fund (Investor Class) (the Fund) returned 0.38% for the fiscal year ended November 30, 2023, while the broader bond market, as measured by Bloomberg U.S. Aggregate Bond Index (the Index), returned 1.18%. Most measures of Fund risk, including standard deviation, beta, and down capture, were lower than the Index over the period. In general, the Fund maintained a more diversified risk profile than broad bonds, an output of the Fund’s tactical process. Opportunistic allocations also reduced portfolio volatility and benchmark-relative beta over the period.

In another extremely turbulent year for fixed income markets, Fed policy and economic data drove significant volatility across the fixed income universe. Early in the period, the Fed began to slow the pace of interest rate increases as both economic growth and inflationary pressures started to soften, an intentional consequence of the Fed’s tighter policy stance. In the first quarter of 2023, fixed income markets experienced significant volatility as credit spreads widened and Treasury yields fell during the March banking sector stress, as exemplified by the failure of Silicon Valley Bank. Following the Fed and Treasury’s placation of concerns around financial stability in March, economic activity began to reaccelerate, as reflected in corporate earnings and growth data. As a result, from late summer into the fall, Treasury yields resumed their climb, reaching cycle highs; fiscal sustainability and supply concerns also weighed on long-term interest rates. Near the end of the period, in a positive twist, soft inflation data allayed market concerns that price pressures were broadening as the labor market and growth remained strong; investors were increasingly optimistic that the Fed could once again start considering the maximum employment component of its dual mandate. Throughout the year, interest rates and credit spreads both exhibited above-average volatility, oscillating wildly between periods of increased recession risk and liquidity concerns (e.g. March) and periods of increased economic activity (and softening inflation) towards the end of the period.

The Fund’s actively managed approach resulted in a dynamic duration profile. Starting the year marginally underweight duration, the Fund gradually increased duration throughout the year, shifting to overweight to start the second calendar quarter and marginally increasing that overweight into fiscal year end. The Fund maintained an overweight allocation

Horizon Funds

Letter to Shareholders (Continued)
November 30, 2023

to corporate credit and opportunistically rotated through various credit qualities during the period. Exposure to non-traditional fixed income segments, including preferred equities and emerging market bonds, remained relatively low throughout the year but were held to varying degrees throughout the period. At the end of the period, Fund positioning reflected an optimistic outlook for riskier segments of the fixed income market. The Fund ended the period with a substantial overweight to corporate credit, expressed via high yield instruments, and mortgage-backed securities. Additionally, the Fund ended the period with duration longer than the Index, expressed primarily through long-term U.S. Treasury bonds, long-term investment grade corporate credit, and a small allocation to Treasury Inflation-Protected Securities.

The key drivers of Fund performance include high yield corporate credit allocations, especially to fallen angels, which on average carry a longer duration profile than other high yield corporate credit expressions. Allocations to preferred equity and long-tenor U.S. Treasury bonds were the biggest detractors to performance over the period.

Horizon Equity Premium Income Fund

The Horizon Equity Premium Income Fund (Investor Class) (the Income Fund), formerly known as the Horizon Active Dividend Fund (Investor Class) (the Dividend Fund) posted a total return of -3.84% for the period ended September 30, 2023, after which the Dividend Fund’s name and mandate changed. The Dividend Fund’s benchmark, the MSCI World High Dividend Yield Index, returned 1.38% over the same period.

The Dividend Fund invests in companies that Horizon Investments believes are high quality and have well-supported dividend yields. The market environment during the period was dominated by a handful of large domestic technology and growth stocks that are not generally viewed as dividend holdings.

Security selection in the United States was a tailwind to performance relative to the benchmark for the period. Selection in Financials (JPMorgan Chase), Consumer Staples (Walmart), and Industrials (Caterpillar) were the largest contributors during the period. An underweight to Utilities also benefited performance in the period.

An underweight allocation to Asia-related securities, specifically Japan, and an overweight to the United States detracted from performance relative to the benchmark during the period. Security selection in Canada also detracted from performance, driven primarily by underperformance of Canadian bank holdings.

The Horizon Equity Premium Income Fund (Investor Class) (the Income Fund) strategy change went into effect on October 3, 2023. From this date through the end of the fiscal year, the Fund realized a total return of 5.18%. Over this same period domestic equities (as measured by the S&P 500 Total Return Index) returned 7.44%. A commonly used benchmark for covered call strategies in domestic equity markets (as measured by the S&P 500 BuyWrite Index) returned 2.67% over this period.

The Income Fund consists of an underlying equity portfolio and a covered call strategy that sells short maturity out-of-the money call options on a portion of the Income Fund’s total assets. The underlying equity portfolio is sector-neutral to the S&P 500 Index with a tilt towards dividend paying securities that Horizon Investments believes are high quality with balanced fundamentals. During the period since the strategy change, the underlying equity portfolio of the Income Fund was generally in line with domestic large-cap stocks.

The covered call strategy covers a fraction of the Income Fund’s value via short sales of short-term out-of-the-money call options on the S&P 500 Index. Domestic equities rallied strongly over the period since the strategy change, causing the covered call option overlay to detract from performance by capping the gains in the Income Fund relative to the underlying portfolio. This is an expected result in the market environment and in line with expectations relative to the domestic equities and the S&P 500 Buy/Write Index. The Income Fund allows for active positioning within its covered call strategy. The goal of this active positioning is to generate income, hedge volatility and reduce downside risk. This active positioning had no material impact on the Income Fund’s performance over the period.

Horizon Funds

Letter to Shareholders (Continued)
November 30, 2023

Defined Risk Fund

For the year ending November 30, 2023, the Defined Risk Fund (Investor Class) (the Fund) had a total return of 9.26% and a standard deviation of 7.00%. Over the same period, the S&P 500 Total Return Index had a total return of 13.84% and a standard deviation of 13.84%. The Fund exhibited a 0.50 beta to the S&P 500 Total Return. The Fund had a maximum drawdown of 4.18% while the S&P 500 Total Return had a maximum drawdown of 9.94%.

The objective of the Fund is capital appreciation and capital preservation. The Fund pursues its objective by investing in a basket of U.S. large-cap equities that track the S&P 500 Index, while seeking to generate income, hedge volatility, and reduce downside risk by buying and selling put and call options. The Fund is expected to outperform the S&P 500 Index in a down market and underperform in an up market, while realizing less volatility in any market environment. As shown by the performance statistics above, the Fund performed in line with these expectations during the period.

The Fund allows for active positioning within its options collar structure. The goal of this active positioning is to generate income, hedge volatility and reduce downside risk. This active positioning had no material impact to the Fund’s performance over the fiscal year.

Horizon Multi-Factor US Equity Fund

The Horizon Multi-Factor U.S. Equity Fund (Investor Class) (the Fund) returned 5.51% for the year ended November 30, 2023, while realizing a volatility of 12.10%. The return on the S&P 500 Total Return Index for the same period was 13.84%, with a realized volatility of 13.84%. Over the period, the Fund exhibited an average beta of 0.84 to the S&P 500 Index.

The Fund is actively managed, selecting and weighting securities using a proprietary quantitative approach to allocate the Fund’s portfolio between issuers, sectors, and/or factors (e.g. value, momentum, quality, and volatility). This process is designed to be defensive in nature in order to help the Fund navigate volatile market swings. The Fund is expected to outperform the S&P 500 Index in a down market and underperform in an up market, while realizing less volatility. As shown by the performance statistics above, the Fund performed in line with these expectations during the period.

Outside of overall market direction, the main driver of the performance of the Fund is stock selection. Key highlights in the period include selection in Financials and Energy. Selection in Information Technology and Health Care lagged in the period. The Fund’s underweight to Information Technology also contributed negatively due to the strong performance of this sector during the period.

Horizon Defensive Core Fund

The Horizon Defensive Core Fund (Investor Class) (the Fund) returned 13.95% for the year ended November 30, 2023. The return of domestic equities (as measured by the MSCI USA ESG Leaders Index) for the same period was 16.35%. The Fund exhibited an average beta of 0.86 to the MSCI USA ESG Leaders Index over the period.

As a risk mitigation strategy designed with the goal to mitigate catastrophic loss of portfolio value, the Fund performed in line with expectations during the period. The Fund’s realized volatility for the period was 12.77%, less than domestic equities (realized volatility for the period of 14.12%), due to the Fund’s tactical de-risking and reinvesting activity. The Fund also realized a maximum drawdown of 9.58%, which was smaller than the 10.22% drawdown experienced by domestic equities. In a choppy period for domestic equities, the Fund had moderate de-risking and re-risking activity via the Risk Assist algorithm, in line with expectations. The Fund ended the fiscal year fully invested. The de-risking and re-risking activities of the Fund resulted in a performance drag versus the unhedged portfolio during the period, a result within expectations for the market environment during the period.

Horizon Funds

Letter to Shareholders (Continued)
November 30, 2023

The Fund’s underlying equity portfolio is an index replication strategy managed by Horizon Investments. The index replication strategy seeks to track the performance of MSCI USA ESG Leaders Index (the Index), which uses MSCI ESG Ratings, MSCI ESG Controversies, and MSCI Business Involvement Screening Research, each of which is provided by MSCI ESG Research Inc., a subsidiary of MSCI, Inc. to determine the securities that comprise the Index. During this period the performance and risk of the Fund’s underlying equity portfolio matched that of the MSCI US ESG Leaders Index.

Horizon Tactical Fixed Income Fund

The Tactical Fixed Income Fund (Investor Class) (the Fund) returned -1.63% from its inception date of December 20th, 2022 through the fiscal period ended November 30, 2023, thus all performance shown is partial year performance from December 20, 2022 through November 30, 2023. For the noted period, the broader bond market, as measured by the Bloomberg U.S. Aggregate Bond Index (the Index), returned 0.72%. Measures of Fund risk, including standard deviation and beta, were lower than the Index during the period, while the Fund’s maximum drawdown was slightly larger than that of the Index. In general, the Fund maintained a more defensive posture than the Index during the period as a result of the Fund’s tactical investment process.

Since the Fund’s inception, interest rate volatility has been elevated relative to historical readings, resulting in several sudden moves in both short-term and long-term interest rates. As the Fund’s strategy is designed to tactically de-risk higher yielding exposures in the fixed income universe, this activity was the main driver of performance over the period. A sharp fall in short-term interest rates occurred around the banking crisis in early March as markets flocked to safe-haven assets. Due to the rise in rates at the beginning of the year, the Fund was de-risked into shorter duration holdings during this episode, which led to underperformance relative to broad bonds early in the fiscal year. As longer-term rates rose sharply from July through October, the Fund’s tactical de-risking resulted in near equal-sized outperformance relative to the Index. At the end of the period, the Fund was positioned aggressively, with nearly all of the Fund’s higher yielding exposures represented in the portfolio, due to the stabilization in trends in the fixed income market. The Fund maintained a modestly shorter duration profile than the Index at the end of the period.

Over the period, the large and sharp changes in interest rates proved challenging for the Fund’s tactical approach, but this process successfully reduced overall portfolio volatility and performed in line with expectations. In the underlying portfolio, exposures to high yield credit contributed the most to returns for the period. Hybrid security allocations, such as convertible bonds and preferred stocks, contributed the least.

Horizon Multi-Factor Small/Mid Fund

The Horizon Multi-Factor Small/Mid Fund (Investor Class) (the Fund) inception date was December 20, 2022, thus all performance shown is partial year performance from December 20, 2022 through November 30, 2023. For the noted period, the Fund returned 13.48%, while realizing a volatility of 17.80%. For the same period, the return on the S&P 1000 Total Return Index was 7.04%, with a realized volatility of 18.03%. Over the same period, the Fund exhibited an average beta of 0.96 to the S&P 1000 Total Return Index.

The Fund is actively managed, selecting and weighting securities using a proprietary quantitative approach to allocate the Fund’s portfolio between issuers, sectors, and/or factors (e.g. value, momentum, quality, and volatility). This process is designed to be defensive in nature in order to help the Fund navigate volatile market swings. The Fund is expected to outperform the S&P 1000 Total Return Index in a down market and underperform in an up market, while realizing less volatility. As shown by the performance statistics above, the Fund performed better than these expectations during the period.

Horizon Funds

Letter to Shareholders (Continued)
November 30, 2023

Outside of overall market direction, the main driver of the performance of the Fund is stock selection. Key highlights in the period include selection in Information Technology and Consumer Discretionary. Selection in Health Care and Real Estate lagged in the period.

Past performance does not guarantee future results.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. The S&P 500 Total Return Index is a version of the S&P 500 Index that includes reinvestment of regular cash dividends. The S&P Global ex-US BMI (Broad Market Index) comprises the S&P Developed BMI and S&P Emerging BMI, and is a comprehensive, rules-based index measuring stock market performance globally, excluding the U.S. The Bloomberg U.S. Aggregate Bond Index tracks the U.S. fixed income markets. The index includes government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the market. The S&P Global 100 Index measures the performance of 100 multi-national, blue-chip companies of major importance in the global equity markets, including 100 large-cap companies drawn from the S&P Global 1200 whose businesses are global in nature, a substantial portion of their operating income, assets, and employees deriving from multiple countries. The MSCI USA Index is a broad measure of the performance of the U.S. equity market, composed of over 600 constituents in the large- and mid-cap market segments. The MSCI World High Dividend Yield Index measures the performance of large- and mid-cap equities in Developed Markets that pay higher than average dividends while omitting lower quality stocks with questionable dividend-sustainability characteristics. The MSCI USA ESG Leaders Index is designed to measure the performance of the large and mid-cap segments of the U.S. market through investing in U.S. common stocks screened by the Index Provider with regard to certain ESG criteria. You cannot invest directly into an index.

Must be preceded or accompanied by a prospectus.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the entire market or a benchmark. Beta is calculated by dividing the product of the covariance of the security’s returns and the benchmark’s returns by the product of the variance of the benchmark’s returns over a specified period.

Alpha is a measure of the excess return, after accounting for systematic risk as measured by beta, of a security or a portfolio in comparison to the entire market or a stated benchmark. Alpha is calculated by comparing the security’s returns over a given period with the product of the security’s beta measure and the returns of the benchmark over that same period.

Realized volatility, as known as standard deviation, is a statistical measure of dispersion of returns for a given security or market index over a given period of time. This measure is typically calculated by determining the average deviation from the average price of a financial instrument in the given time period. The higher the realized volatility value, the riskier the security.

Maximum drawdown is a measure of downside risk for a security or portfolio. Maximum drawdown is calculated by measuring the largest observed loss, in terms of total return, of a security or portfolio from its highest value to its lowest during a given period.

Down capture is a measure of a security’s or portfolio’s performance in periods of negative returns for the overall market or benchmark. Typically computed monthly, it is defined as a ratio of portfolio return to benchmark return during periods when the benchmark return is negative.

Duration is a measure of risk for fixed income securities. It measures the sensitivity of the price of a fixed income instrument or portfolio of fixed income instruments to a change in interest rates. All else equal and for a given change in interest rates, a security or portfolio of securities with a larger duration will exhibit greater price changes than that with a smaller duration.

Horizon Funds

Letter to Shareholders (Continued)
November 30, 2023

A call option is a contract that provides the buyer with the right, but not the obligation, to buy a security at a specified price on or before a specified date. A put option is a contract that provides the buyer with the right, but not the obligation, to sell a security at a specified price on or before a specified date.

With regard to the Risk Assist algorithm, a de-risking activity is a sale of a portion of the Fund’s equity portfolio and a purchase of a highly liquid short-term U.S. Treasury obligation, or other cash-like equivalents, with the goal to mitigate catastrophic loss of portfolio value. Similarly, a re-risking activity is a sale of a highly liquid short-term U.S. Treasury obligation, or other cash-like equivalents and a purchase of a portion of the Fund’s equity portfolio, with the goal to reduce the potential performance drag when compared with the fully-invested equity portfolio.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. In addition to the costs, fees, and expenses involved in investing in ETFs, ETFs are subject to additional risks including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Small and Medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Funds may also use options, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities’ prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The Funds referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with the Fund and any related funds.

Earnings growth is not a measure of the Fund’s future performance.

Horizon Funds are distributed by Quasar Distributors, LLC.

Horizon Active Asset Allocation Fund

Portfolio Review (Unaudited)

November 30, 2023

The chart above assumes an initial gross investment of $10,000 made on November 30, 2013. The Fund’s performance figures are for the year ended November 30, 2023. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 1.39%, 1.54% and 1.29% for the Investor, Advisor, and Institutional Classes as of the most recent prospectus dated October 4, 2023.

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Commencement of Operations (1)
Horizon Active Asset Allocation Fund - Investor Class(3)	5.69%	7.13%	6.35%	7.81%
Horizon Active Asset Allocation Fund - Advisor Class(3)	5.36%	6.95%	N/A	7.72%
Horizon Active Asset Allocation Fund - Institutional Class(3)	5.86%	7.25%	N/A	8.27%
S&P 500 Total Return Index	13.84%	12.51%	11.82%	13.29%(2)
S&P Global BMI ex-US Index	9.19%	5.04%	3.66%	5.09%(2)

(1)	Inception date is January 31, 2012 for Investor Class Shares, September 4, 2015 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Asset Allocation Fund - Investor Class. The returns for the S&P 500 Total Return Index and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Asset Allocation Fund - Advisor Class are 13.16% and 5.68%, respectively. The returns for the S&P 500 Total Return Index and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Asset Allocation Fund - Institutional Class are 13.18% and 5.18%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Active Risk Assist® Fund PORTFOLIO REVIEW (Unaudited) November 30, 2023

The chart above assumes an initial gross investment of $10,000 made on August 29, 2014. The Fund’s performance figures are for the year ended November 30, 2023. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 1.32%, 1.47% and 1.22% for the Investor, Advisor, and Institutional Classes as of the most recent prospectus dated October 4, 2023.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Active Risk Assist® Fund - Investor Class(3)	7.13%	3.14%	3.30%
Horizon Active Risk Assist® Fund - Advisor Class(3)	6.98%	2.97%	4.26%
Horizon Active Risk Assist® Fund - Institutional Class(3)	7.27%	3.25%	4.83%
Bloomberg US Aggregate Bond Index	1.18%	0.71%	1.03%(2)
S&P 500 Total Return Index	13.84%	12.51%	11.38%(2)
S&P Global BMI ex-US Index	9.19%	5.04%	3.24%(2)

(1)	Inception date is August 29, 2014 for Investor Class Shares, September 4, 2015 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Risk Assist® Fund - Investor Class. The returns for the Bloomberg US Aggregate Bond Index, S&P 500 Total Return Index, and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Risk Assist® Fund - Advisor Class are 0.93%, 13.16%, and 5.68%, respectively. The returns for the Bloomberg US Aggregate Bond Index, S&P 500 Total Return Index, and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Risk Assist® Fund - Institutional Class are 0.37%, 13.18%, and 5.18%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The Bloomberg US Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Active Income Fund PORTFOLIO REVIEW (Unaudited) November 30, 2023

The chart above assumes an initial gross investment of $10,000 made on September 30, 2013. The Fund’s performance figures are for the year ended November 30, 2023. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 1.22%, 1.37% and 1.12% for the Investor, Advisor, and Institutional Classes as of the most recent prospectus dated October 4, 2023.

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Commencement of Operations (1)
Horizon Active Income Fund - Investor Class(3)	0.38%	-0.21%	-0.12%	-0.10%
Horizon Active Income Fund - Advisor Class(3)	0.26%	-0.39%	N/A	-0.40%
Horizon Active Income Fund - Institutional Class(3)	0.49%	-0.17%	N/A	-0.59%
Bloomberg US Aggregate Bond Index	1.18%	0.71%	1.37%	1.39%(2)

(1)	Inception date is September 30, 2013 for Investor Class Shares, February 8, 2016 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Income Fund - Investor Class. The returns for the Bloomberg US Aggregate Bond Index since the commencement date of the Horizon Active Income Fund - Advisor Class and the Horizon Active Income Fund - Institutional Class are 0.75% and 0.37%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The Bloomberg US Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Equity Premium Income Fund PORTFOLIO REVIEW (Unaudited) November 30, 2023

The chart above assumes an initial gross investment of $10,000 made on December 28, 2016. The Fund’s performance figures are for the year ended November 30, 2023. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 1.13% and 1.29% for the Investor and Advisor Classes as of the most recent prospectus dated October 4, 2023.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Equity Premium Income Fund - Investor Class(4)	-0.43%	3.45%	5.84%
Horizon Equity Premium Income Fund Fund - Advisor Class(4)	-0.60%	3.29%	4.69%
S&P 500 Total Return Index	13.84%	12.51%	12.77%(2)
MSCI World High Dividend Yield Index(3)	4.12%	6.79%	7.62%(2)
S&P 500 Buy/Write Monthly Index	8.27%	3.98%	5.12%(2)

(1)	Inception date is December 28, 2016 for Investor Class Shares and June 20, 2017 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Equity Premium Income Fund - Investor Class. The returns for the S&P 500 Total Return Index, MSCI World High Dividend Yield Index and S&P 500 Buy/Write Monthly Index - Advisor Class are 12.20%, 6.43%, and 4.44%, respectively.

(3)

The S&P 500 Total Return Index has replaced the MSCI World High Dividend Yield Index as the Fund’s primary benchmark index. The Adviser believes that the new index is more appropriate given the Fund’s change in investment strategy.

(4)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

Horizon Equity Premium Income Fund PORTFOLIO REVIEW (Unaudited) (Continued) November 30, 2023

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large- and mid-cap stocks across 23 developed markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. Investors cannot directly invest in an index.

The S&P 500 Buy/Write Index is a benchmark index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options.

Horizon Defined Risk Fund PORTFOLIO REVIEW (Unaudited) November 30, 2023

The chart above assumes an initial gross investment of $10,000 made on December 28, 2017. The Fund’s performance figures are for the year ended November 30, 2023. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 1.12% and 1.26% for the Investor and Advisor Classes as of the most recent prospectus dated October 4, 2023.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Defined Risk Fund - Investor Class(3)	9.27%	5.98%	5.37%
Horizon Defined Risk Fund - Advisor Class(3)	9.12%	5.81%	5.11%
Bloomberg US Treasury 1-3 Years Index	3.28%	1.21%	1.15%(2)
S&P 500 Total Return Index	13.84%	12.51%	11.30%(2)

(1)	Inception date is December 28, 2017 for Investor Class Shares and February 2, 2018 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Defined Risk Fund - Investor Class. The returns for the Bloomberg US Treasury 1-3 Years Index and the S&P 500 Total Return Index since the commencement date of the Horizon Defined Risk Fund - Advisor Class are 1.22%, and 10.95%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The Bloomberg U S Treasury 1-3 Years Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Multi-Factor U.S. Equity Fund PORTFOLIO REVIEW (Unaudited) November 30, 2023

The chart above assumes an initial gross investment of $10,000 made on June 26, 2019. The Fund’s performance figures are for the year ended November 30, 2023. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 1.11% and 1.26% for the Investor and Advisor Classes as of the most recent prospectus dated October 4, 2023.

Average Annual Total Returns	One Year	Since Commencement of Operations (1)
Horizon Multi-Factor U.S. Equity Fund - Investor Class(3)	5.51%	7.89%
Horizon Multi-Factor U.S. Equity Fund - Advisor Class(3)	5.38%	7.59%
S&P 500 Total Return Index	13.84%	12.55%(2)
MSCI USA Minimum Volatility Index	2.91%	6.94%(2)

(1)	Inception date is June 26, 2019 for Investor Class Shares and January 31, 2020 for Advisor Class Shares
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Multi-Factor U.S. Equity Fund - Investor Class. The return for the S&P 500 Total Return Index and the MSCI USA Minimum Volatility Index since the commencement date of the Horizon Multi-Factor U.S. Equity Fund - Advisor Class is 11.31% and 5.19%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

Horizon Defensive Core Fund PORTFOLIO REVIEW (Unaudited) November 30, 2023

The chart above assumes an initial gross investment of $10,000 made on December 26, 2019. The Fund’s performance figures are for the year ended November 30, 2023. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 1.06% and 1.21% for the Investor and Advisor Classes as of the most recent prospectus dated October 4, 2023.

Average Annual Total Returns	One Year	Since Commencement of Operations (1)
Horizon Defensive Core Fund - Investor Class(3)	13.95%	10.64%
Horizon Defensive Core Fund - Advisor Class(3)	13.76%	10.48%
MSCI USA ESG Leaders Index	16.35%	11.62% (2)
MSCI USA Index	14.24%	10.91% (2)

(1)	Inception date is December 26, 2019 for Investor Class Shares and January 8, 2020 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Defensive Core Fund - Investor Class. The return for the MSCI USA Index and the MSCI USA ESG Index since the commencement date of the Horizon Defensive Core Fund - Advisor Class is 11.66% and 10.86%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The MSCI USA ESG Leaders Index is a free float-adjusted market capitalization-weighted index designed to represent the performance of companies that are selected from the MSCI USA Index (“Parent Index”) based on Environmental, Social and Governance (ESG) criteria.

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 625 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Tactical Fixed Income Fund PORTFOLIO REVIEW (Unaudited) November 30, 2023

The chart above assumes an initial gross investment of $10,000 made on December 20, 2022. The Fund’s performance figures are for the period ended November 30, 2023. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 1.18% and 1.33% for the Investor and Advisor Classes as of the most recent prospectus dated October 4, 2023.

Average Annual Total Returns	Since Commencement of Operations (1)
Horizon Tactical Fixed Income Fund - Investor Class(3)	-1.63%
Horizon Tactical Fixed Income Fund - Advisor Class(3)	-1.10%
Bloomberg US Aggregate Bond Index	0.72%(2)

(1)	Inception date is December 20, 2022 for Investor Class Shares and March 7, 2023 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Tactical Fixed Income Fund - Investor Class. The return for the Bloomberg US Aggregate Bond Index since the commencement date of the Horizon Tactical Fixed Income Fund - Advisor Class is 1.65%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The Bloomberg US Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Multi-Factor Small/Mid Cap Fund PORTFOLIO REVIEW (Unaudited) November 30, 2023

The chart above assumes an initial gross investment of $10,000 made on December 20, 2022. The Fund’s performance figures are for the period ended November 30, 2023. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 1.10% and 1.25% for the Investor and Advisor Classes as of the most recent prospectus dated October 4, 2023.

Average Annual Total Returns	Since Commencement of Operations (1)
Horizon Multi-Factor Small/Mid Cap Fund - Investor Class(3)	13.48%
Horizon Multi-Factor Small/Mid Cap Fund - Advisor Class(3)	5.43%
S&P 1000 Total Return Index	7.04%(2)

(1)	Inception date is December 20, 2022 for Investor Class Shares and March 7, 2023 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Multi-Factor Small/Mid Cap Fund- Investor Class. The return for the S&P 1000 Total Return Index since the commencement date of the Horizon Multi-Factor Small/Mid Cap Fund - Advisor Class is -0.70%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The S&P 1000® Total Return Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Funds

Portfolio Composition (Unaudited)

November 30, 2023

Horizon Active Asset Allocation Fund Portfolio Composition as of November 30, 2023:

% of Total Investments
Investment Companies	97.3%
Purchased Call Options	0.0%(a)
Short-Term Investments	0.6%
Investments Purchased With Proceeds From Securities Lending	2.1%
100.0%

Horizon Active Risk Assist® Fund Portfolio Composition as of November 30, 2023:

% of Total Investments
Investment Companies	96.1%
Common Stocks	1.1%
Purchased Call Options	0.2%
Purchased Put Options	0.3%
Short-Term Investments	0.0%(a)
Investments Purchased With Proceeds From Securities Lending	2.3%
100.0%

Horizon Active Income Fund Portfolio Composition as of November 30, 2023:

% of Total Investments
Investment Companies	76.0%
Purchased Call Options	0.0%(a)
Short-Term Investments	0.1%
Investments Purchased With Proceeds From Securities Lending	23.9%
100.0%

Horizon Equity Premium Income Fund Portfolio Composition as of November 30, 2023:

% of Total Investments
Common Stocks	99.8%
Short-Term Investments	0.2%
100.0%

Horizon Funds PORTFOLIO COMPOSITION (Unaudited) (Continued) November 30, 2023

Horizon Defined Risk Fund Portfolio Composition as of November 30, 2023:

% of Total Investments
Common Stocks	98.0%
Purchased Put Options	0.7%
Short-Term Investments	1.2%
Investments Purchased With Proceeds From Securities Lending	0.1%
100.0%

Horizon Multi-Factor U.S. Equity Fund Portfolio Composition as of November 30, 2023:

% of Total Investments
Common Stocks	99.0%
Short-Term Investments	1.0%
100.0%

Horizon Defensive Core Fund Portfolio Composition as of November 30, 2023:

% of Total Investments
Common Stocks	100.0%
Short-Term Investments	0.0%(a)
100.0%

Horizon Tactical Fixed Income Fund Portfolio Composition as of November 30, 2023:

% of Total Investments
Investment Companies	99.7%
Short-Term Investments	0.3%
100.0%

Horizon Multi-Factor Small/Mid Cap Fund Portfolio Composition as of November 30, 2023:

% of Total Investments
Common Stocks	99.1%
Short-Term Investments	0.9%
100.0%

(a)	Rounds to less than 0.1%

Data expressed excludes written options. Please refer to the Portfolio of Investments in this report for a detailed analysis of the Funds’ holdings.

Horizon Active Asset Allocation Fund

Portfolios of Investments

November 30, 2023

Shares			Value
	INVESTMENT COMPANIES — 99.3%
	Exchange Traded Funds — 99.3%
254,764	Communication Services Select Sector SPDR Fund		$17,774,884
476	Consumer Staples Select Sector SPDR Fund		33,634
104,331	Energy Select Sector SPDR Fund		8,824,316
137,990	Invesco QQQ Trust Series 1		53,654,652
549	Invesco S&P 500 Low Volatility ETF		33,692
874,402	iShares Core Dividend Growth ETF		45,171,607
929,639	iShares Core MSCI EAFE ETF		62,797,114
640,716	iShares Latin America 40 ETF (a)		17,933,641
853	iShares MSCI All Country Asia ex Japan ETF		55,795
745	iShares MSCI India ETF		34,285
716,546	iShares MSCI Japan ETF		44,862,945
509	iShares MSCI Switzerland ETF (a)		23,119
716,906	iShares MSCI USA Minimum Volatility Factor ETF		54,735,773
608	iShares MSCI USA Momentum Factor ETF		91,267
890,363	iShares MSCI USA Quality Factor ETF		125,603,508
292	iShares U.S. Aerospace & Defense ETF		34,999
998,678	JPMorgan BetaBuilders Europe ETF (a)		53,988,533
1,123	Pacer U.S. Cash Cows 100 ETF		56,352
1,022,813	SPDR Portfolio Emerging Markets ETF		35,593,892
2,561,556	SPDR Portfolio S&P 500 Growth ETF		161,096,257
2,247,702	SPDR Portfolio S&P 500 Value ETF		99,797,969
2,131,829	SPDR Portfolio S&P 600 Small Cap ETF		80,284,680
293	VanEck Semiconductor ETF		47,021
847,001	Xtrackers MSCI USA ESG Leaders Equity ETF		36,073,773
	TOTAL INVESTMENT COMPANIES (Cost - $852,114,945)		898,603,708

Contracts		Notional Amount
	PURCHASED OPTIONS — 0.0% (b)(c)(d)
	PURCHASED CALL OPTIONS — 0.0%
	iShares Russell 2000 ETF
5,000	Expiration: December 2023, Exercise Price: $190.00	$89,830,000	320,000
	TOTAL PURCHASED CALL OPTIONS (Cost - $653,799)		320,000

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund

Portfolios of Investments (Continued)
November 30, 2023

Shares		Value
	SHORT TERM INVESTMENTS — 0.6%
	Money Market Funds — 0.6%
5,740,006	First American Treasury Obligations Fund, Class X, 5.28% (e)	$5,740,006
	TOTAL SHORT TERM INVESTMENTS (Cost - $5,740,006)	5,740,006

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 2.1%
18,919,514	First American Government Obligations Fund, Class X, 5.21% (e)	18,919,514
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $18,919,514)	18,919,514

	TOTAL INVESTMENTS — 102.0% (Cost - $877,428,264)	923,583,228
	Liabilities in Excess of Other Assets — (2.0)%	(18,558,679)
	NET ASSETS — 100.0%	$905,024,549

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is out on loan as of November 30, 2023.

(b)	Non-income producing security.

(c)	Each option is exercisable into 100 shares of the underlying security.

(d)	Rounds to less than 0.1%.

(e)	Interest rate reflects the seven-day yield on November 30, 2023.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS November 30, 2023

Shares		Value
	INVESTMENT COMPANIES— 98.5%
	Exchange Traded Funds — 98.5%
127,732	Energy Select Sector SPDR Fund	$10,803,573
343,565	Invesco QQQ Trust Series 1	133,588,379
193,472	Invesco S&P 500 Equal Weight ETF (a)	28,691,898
1,214,151	iShares Edge MSCI USA Quality Factor ETF	171,280,281
342,187	iShares MSCI EAFE Minimum Volatility ETF	23,056,560
761,422	iShares MSCI USA Minimum Volatility ETF	58,134,570
6,209,228	SPDR Portfolio Developed World ex-US ETF	202,110,371
3,660,799	SPDR Portfolio Emerging Markets ETF	127,395,805
3,214,617	SPDR Portfolio S&P 500 Growth ETF	202,167,263
4,886,502	SPDR Portfolio S&P 500 Value ETF (b)	216,960,689
	TOTAL INVESTMENT COMPANIES (Cost - $1,085,951,595)	1,174,189,389

	COMMON STOCKS — 1.1%
	Accommodation and Food Services — 0.0% (c)
689	Caesars Entertainment, Inc. (d)	30,812
192	Veralto Corp. (d)	14,832
		45,644
	Administrative and Support and Waste Management and Remediation Services — 0.0% (c)
54	Fair Isaac Corp. (d)	58,730

	Advertising — 0.0% (c)
1,139	Interpublic Group of Cos., Inc.	35,013
307	Omnicom Group, Inc.	24,753
		59,766
	Aerospace/Defense — 0.0% (c)
170	General Dynamics Corp.	41,985
648	Howmet Aerospace, Inc.	34,085
37	L3Harris Technologies, Inc.	7,060
82	Teledyne Technologies, Inc. (d)	33,042
48	TransDigm Group, Inc.	46,218
		162,390
	Agriculture — 0.0% (c)
84	Archer Daniels Midland Co.	6,193
391	Philip Morris International, Inc.	36,504
		42,697
	Airlines — 0.0% (c)
1,067	Alaska Air Group, Inc. (d)	40,343
2,760	American Airlines Group, Inc. (d)	34,307
347	Delta Air Lines, Inc.	12,815
731	Southwest Airlines Co.	18,692

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
558	United Airlines Holdings, Inc. (d)	$21,985
		128,142
	Apparel — 0.0% (c)
273	Ralph Lauren Corp.,	35,321
1,259	Tapestry, Inc.	39,872
1,920	VF Corp.	32,122
		107,315
	Auto Manufacturers — 0.0% (c)
33	Cummins, Inc.	7,397
491	Ford Motor Co.	5,038
222	General Motors Co.	7,015
444	PACCAR, Inc.	40,768
		60,218
	Auto Parts & Equipment — 0.0% (c)
240	Aptiv PLC (d)	19,882
683	BorgWarner, Inc.	23,010
		42,892
	Banks — 0.1%
595	Bank of New York Mellon Corp.	28,750
555	Citigroup, Inc.	25,585
884	Citizens Financial Group, Inc.	24,107
1,140	Comerica, Inc.	51,551
621	Fifth Third Bancorp	17,978
1,697	Huntington Bancshares, Inc.	19,108
971	JPMorgan Chase & Co.	151,554
3,231	KeyCorp	40,032
108	M&T Bank Corp.	13,842
259	Northern Trust Corp.	20,526
42	PNC Financial Services Group, Inc.	5,626
1,191	Regions Financial Corp.	19,866
169	State Street Corp.	12,307
215	Truist Financial Corp.	6,910
1,697	Zions Bancorp NA	60,464
		498,206
	Beverages — 0.0% (c)
151	Brown-Forman Corp., Class B	8,870
24	Constellation Brands, Inc., Class A	5,772
473	Molson Coors Brewing Co., Class B	29,108
83	Monster Beverage Corp. (d)	4,577
		48,327
	Biotechnology — 0.0% (c)
189	Amgen, Inc.	50,962
28	Biogen, Inc. (d)	6,554

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
99	Bio-Rad Laboratories, Inc., Class A (d)	$30,187
136	Corteva, Inc.	6,147
119	Illumina, Inc. (d)	12,132
356	Incyte Corp. (d)	19,345
39	Regeneron Pharmaceuticals, Inc. (d)	32,129
94	Vertex Pharmaceuticals, Inc. (d)	33,352
		190,808
	Building Materials — 0.0% (c)
128	Carrier Global Corp.	6,651
135	Johnson Controls International PLC	7,128
61	Martin Marietta Materials, Inc.	28,340
374	Masco Corp.	22,645
46	Vulcan Materials Co.	9,824
		74,588
	Chemicals — 0.0% (c)
13	Air Products & Chemicals, Inc.	3,517
111	Albemarle Corp.	13,461
270	Celanese Corp.	37,438
177	CF Industries Holdings, Inc.	13,302
136	Dow, Inc.	7,038
91	DuPont de Nemours, Inc.	6,510
368	Eastman Chemical Co.	30,849
556	FMC Corp.	29,835
196	International Flavors & Fragrances, Inc.	14,775
87	LyondellBasell Industries NV, Class A	8,274
608	Mosaic Co.	21,821
65	PPG Industries, Inc.	9,229
124	Sherwin-Williams Co.	34,571
		230,620
	Commercial Services — 0.0% (c)
72	Cintas Corp.	39,834
167	Ecolab, Inc.	32,019
66	Equifax, Inc.	14,369
60	FleetCor Technologies, Inc. (d)	14,430
129	Gartner, Inc. (d)	56,094
82	Global Payments, Inc.	9,548
133	MarketAxess Holdings, Inc.	31,936
110	Moody’s Corp.	40,146
83	PayPal Holdings, Inc. (d)	4,782
55	Quanta Services, Inc.	10,357
383	Robert Half International, Inc.	31,398
343	Rollins, Inc.	13,974
121	S&P Global, Inc.	50,315
66	United Rentals, Inc.	31,417

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
30	Verisk Analytics, Inc.	$7,243
		387,862
	Computers — 0.0% (c)
264	Cognizant Technology Solutions Corp., Class A	18,580
212	Fortinet, Inc. (d)	11,143
1,803	Hewlett Packard Enterprise Co.	30,489
781	HP, Inc.	22,914
30	International Business Machines Corp.	4,757
324	Leidos Holdings, Inc.	34,772
502	NetApp, Inc.	45,878
1,369	Western Digital Corp. (d)	66,136
		234,669
	Cosmetics/Personal Care — 0.0% (c)
383	Colgate-Palmolive Co.	30,169
37	Estee Lauder Cos., Inc., Class A	4,725
		34,894
	Distribution/Wholesale — 0.0% (c)
792	Copart, Inc. (d)	39,774
114	Fastenal Co.	6,837
442	LKQ Corp.	19,682
49	WW Grainger, Inc.	38,523
		104,816
	Diversified Financial Services — 0.1%
23	Ameriprise Financial, Inc.	8,131
67	Capital One Financial Corp.	7,481
197	CBOE Global Markets, Inc.	35,891
259	CME Group, Inc.	56,555
140	Discover Financial Services	13,020
881	Franklin Resources, Inc.	21,849
34	Intercontinental Exchange, Inc.	3,871
3,104	Invesco, Ltd.	44,294
197	Nasdaq, Inc.	11,001
121	Raymond James Financial, Inc.	12,723
701	Synchrony Financial	22,684
120	T. Rowe Price Group, Inc.	12,016
866	Visa, Inc., Class A	222,285
		471,801
	Electric — 0.1%
1,534	AES Corp.	26,400
369	Alliant Energy Corp.	18,660
151	Ameren Corp.	11,716
79	American Electric Power Co., Inc.	6,284
488	CenterPoint Energy, Inc.	13,796

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
255	CMS Energy Corp.	$14,474
82	Consolidated Edison, Inc.	7,389
164	Dominion Energy, Inc.	7,436
117	DTE Energy Co.	12,181
144	Edison International	9,647
241	Entergy Corp.	24,440
406	Evergy, Inc.	20,722
225	Eversource Energy	13,367
155	Exelon Corp.	5,969
632	FirstEnergy Corp.	23,346
849	NRG Energy, Inc.	40,616
1,770	PG&E Corp. (d)	30,391
356	Pinnacle West Capital Corp.	26,679
946	PPL Corp.	24,709
422	Public Service Enterprise Group, Inc.	26,345
69	Sempra Energy	5,028
373	Southern Co.	26,476
103	WEC Energy Group, Inc.	8,613
113	Xcel Energy, Inc.	6,875
		411,559
	Electrical Components & Equipment — 0.0% (c)
52	AMETEK, Inc.	8,072
48	Emerson Electric Co.	4,267
		12,339
	Electronics — 0.0% (c)
190	Agilent Technologies, Inc.	24,282
271	Allegion PLC	28,750
143	Amphenol Corp., Class A	13,012
149	Fortive Corp.	10,278
285	Garmin, Ltd.	34,838
211	Keysight Technologies, Inc. (d)	28,673
11	Mettler-Toledo International, Inc. (d)	12,011
231	PerkinElmer, Inc.	20,536
22	Roper Technologies, Inc.	11,842
124	TE Connectivity, Ltd.	16,244
65	Waters Corp. (d)	18,240
		218,706
	Entertainment — 0.0% (c)
239	Live Nation Entertainment, Inc. (d)	20,129

	Environmental Control — 0.0% (c)
402	Pentair PLC	25,945
246	Republic Services, Inc.	39,813
22	Waste Management, Inc.	3,762
		69,520

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Finance and Insurance — 0.0% (c)
424	Arch Capital Group Ltd. (d)	$35,485
382	Blackstone, Inc.	42,925
176	Brown & Brown, Inc.	13,154
694	US Bancorp	26,455
		118,019
	Food — 0.0% (c)
455	Campbell Soup Co.	18,282
612	Conagra Brands, Inc.	17,314
92	General Mills, Inc.	5,857
32	Hershey Co.	6,013
394	Hormel Foods Corp.	12,052
174	J.M. Smucker Co.	19,093
261	Kellogg Co.	13,713
188	Kraft Heinz Co.	6,601
161	Kroger Co.	7,128
300	Lamb Weston Holdings, Inc.	30,009
207	McCormick & Co., Inc.	13,420
407	Mondelez International, Inc., Class A	28,921
100	Sysco Corp.	7,217
298	Tyson Foods, Inc., Class A	13,958
		199,578
	Forest Products & Paper — 0.0% (c)
592	International Paper Co.	21,869

	Gas — 0.0% (c)
130	Atmos Energy Corp.	14,795
863	NiSource, Inc.	22,128
		36,923
	Hand/Machine Tools — 0.0% (c)
67	Snap-on, Inc.	18,404
227	Stanley Black & Decker, Inc.	20,635
		39,039
	Health Care and Social Assistance — 0.0% (c)
93	Molina Healthcare, Inc. (d)	33,997

	Healthcare Products — 0.0% (c)
87	Align Technology, Inc. (d)	18,601
429	Baxter International, Inc.	15,478
836	Boston Scientific Corp. (d)	46,724
48	Cooper Cos., Inc.	16,172
1,153	Dentsply Sirona, Inc.	36,608
98	Edwards Lifesciences Corp. (d)	6,636

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
222	Hologic, Inc. (d)	$15,829
16	IDEXX Laboratories, Inc. (d)	7,453
83	ResMed, Inc.	13,092
52	STERIS PLC	10,449
173	Stryker Corp.	51,265
150	Teleflex, Inc.	33,853
66	West Pharmaceutical Services, Inc.	23,150
104	Zimmer Biomet Holdings, Inc.	12,096
		307,406
	Healthcare Services — 0.1%
410	Centene Corp. (d)	30,209
530	DaVita, Inc. (d)	53,774
16	HCA Healthcare, Inc.	4,008
71	Humana, Inc.	34,425
37	IQVIA Holdings, Inc. (d)	7,922
63	Laboratory Corp. of America Holdings	13,665
122	Quest Diagnostics, Inc.	16,742
498	UnitedHealth Group, Inc.	275,379
215	Universal Health Services, Inc., Class B	29,558
		465,682
	Home Builders — 0.0% (c)
300	DR Horton, Inc.	38,301
75	Lennar Corp., Class A	9,594
10	NVR, Inc. (d)	61,554
425	PulteGroup, Inc.	37,578
		147,027
	Home Furnishings — 0.0% (c)
388	Whirlpool Corp.	42,253

	Household Products/Wares — 0.0% (c)
95	Avery Dennison Corp.	18,477
272	Church & Dwight Co., Inc.	26,283
128	Clorox Co.	18,349
46	Kimberly-Clark Corp.	5,692
		68,801
	Information — 0.0% (c)
353	Ceridian HCM Holding, Inc. (d)	24,322
300	CoStar Group, Inc. (d)	24,912
62	FactSet Research Systems, Inc.	28,114
239	PTC, Inc. (d)	37,609
1,469	Warner Bros Discovery, Inc. (d)	15,351
		130,308

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Insurance — 0.0% (c)
62	Aflac, Inc.	$5,128
58	Allstate Corp.	7,996
90	American International Group, Inc.	5,923
12	Aon PLC, Class A	3,942
182	Arthur J Gallagher & Co.	45,318
273	Assurant, Inc.	45,869
144	Cincinnati Financial Corp.	14,802
80	Everest Re Group Ltd.	32,844
185	Globe Life, Inc.	22,779
142	Hartford Financial Services Group, Inc.	11,099
482	Loews Corp.	33,880
82	MetLife, Inc.	5,218
203	Principal Financial Group, Inc.	14,987
459	Progressive Corp.	75,290
81	Prudential Financial, Inc.	7,920
37	Travelers Cos., Inc.	6,683
42	Willis Towers Watson PLC	10,345
201	WR Berkley Corp.	14,582
		364,605
	Internet — 0.1%
2,367	Amazon.com, Inc. (d)	345,795
196	CDW Corp.	41,332
297	eBay, Inc.	12,180
318	Expedia Group, Inc. (d)	43,305
398	F5 Networks, Inc. (d)	68,134
1,038	Meta Platforms, Inc., Class A (d)	339,582
3,041	Gen Digital, Inc.	67,145
325	Netflix, Inc. (d)	154,040
128	VeriSign, Inc. (d)	27,162
		1,098,675
	Iron/Steel — 0.0% (c)
41	Nucor Corp.	6,969

	Leisure Time — 0.0% (c)
1,380	Carnival Corp. (d)	20,783
2,936	Norwegian Cruise Line Holdings Ltd. (d)	44,833
333	Royal Caribbean Cruises Ltd. (d)	35,784
		101,400
	Lodging — 0.0% (c)
229	Hilton Worldwide Holdings, Inc.	38,362
125	Las Vegas Sands Corp.	5,765
194	Marriott International, Inc., Class A	39,324
540	MGM Resorts International	21,298

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
260	Wynn Resorts Ltd.	$21,949
		126,698
	Machinery - Diversified — 0.0% (c)
93	Dover Corp.	13,128
78	IDEX Corp.	15,731
151	Ingersoll Rand, Inc.	10,786
94	Otis Worldwide Corp.	8,064
27	Rockwell Automation, Inc.	7,437
255	Wabtec Corp.	29,723
116	Xylem, Inc.	12,195
		97,064
	Manufacturing — 0.1%
143	Axon Enterprise, Inc. (d)	32,871
425	Bio-Techne Corp.	26,733
238	Bunge Global SA	26,149
1,036	Catalent, Inc. (d)	40,249
523	Enphase Energy, Inc. (d)	52,833
123	GE HealthCare Technologies, Inc.	8,421
417	Generac Holdings, Inc. (d)	48,818
614	General Electric Co.	74,785
53	Hubbell, Inc.	15,900
183	Insulet Corp. (d)	34,604
355	Kenvue, Inc.	7,256
661	Keurig Dr Pepper, Inc.	20,868
256	Linde Plc	105,925
101	Lululemon Athletica, Inc. (d)	45,127
106	Moderna, Inc. (d)	8,236
69	Monolithic Power Systems, Inc.	37,862
88	Nordson Corp.	20,710
67	NXP Semiconductors NV	13,673
218	ON Semiconductor Corp. (d)	15,550
802	Seagate Technology Holdings PLC	63,438
1,508	SolarEdge Technologies, Inc.(d)	119,705
246	Steel Dynamics, Inc.	29,306
487	Teradyne, Inc.	44,916
990	Tesla, Inc. (d)	237,679
1,000	Trimble, Inc. (d)	46,400
		1,178,014
	Media — 0.0% (c)
14	Charter Communications, Inc., Class A (d)	5,602
808	Fox Corp., Class A	23,868
1,952	News Corp., Class A	43,022
4,305	Paramount Global, Class B (a)	61,863
		134,355

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Mining — 0.0% (c)
141	Freeport-McMoRan, Inc.	$5,262
199	Newmont Goldcorp Corp.	7,998
		13,260
	Mining, Quarrying, and Oil and Gas Extraction — 0.0% (c)
450	APA Corp.	16,200
334	Targa Resources Corp.	30,210
		46,410
	Miscellaneous Manufacturing — 0.0% (c)
54	3M Co.	5,350
315	AO Smith Corp.	23,739
207	Eaton Corp PLC	47,132
16	Illinois Tool Works, Inc.	3,875
106	Parker-Hannifin Corp.	45,917
197	Textron, Inc.	15,102
203	Trane Technologies PLC	45,758
		186,873
	Office/Business Equipment — 0.0% (c)
247	Zebra Technologies Corp., Class A (d)	58,534

	Oil & Gas — 0.0% (c)
394	Cabot Oil & Gas Corp.	10,343
155	Devon Energy Corp.	6,970
168	Diamondback Energy, Inc.	25,941
309	EQT Corp.	12,348
484	Marathon Oil Corp.	12,308
286	Marathon Petroleum Corp.	42,668
68	Occidental Petroleum Corp.	4,022
305	Phillips 66	39,311
43	Valero Energy Corp.	5,391
		159,302
	Oil & Gas Services — 0.0% (c)
188	Baker Hughes & GE Co.,	6,345
677	Halliburton Co.	25,069
		31,414
	Packaging & Containers — 0.0% (c)
2,043	Amcor PLC	19,368
328	Ball Corp.	18,135
199	Packaging Corp of America	33,434
1,625	Sealed Air Corp.	54,242
		125,179

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Pharmaceuticals — 0.1%
113	ABIOMED, Inc. (e)	$—
199	AmerisourceBergen Corp.	40,470
350	Cardinal Health, Inc.	37,478
82	DexCom, Inc. (d)	9,473
592	Eli Lilly & Co.	349,896
401	Henry Schein, Inc. (d)	26,759
107	McKesson Corp.	50,350
2,356	Viatris, Inc.	21,628
160	Zoetis, Inc.,	28,267
		564,321
	Pipelines — 0.0% (c)
373	Kinder Morgan, Inc.	6,554
92	ONEOK, Inc.	6,334
880	Williams Cos., Inc.	32,375
		45,263
	Professional, Scientific, and Technical Services — 0.0% (c)
151	Charles River Laboratories International, Inc. (d)	29,759
204	EPAM Systems, Inc. (d)	52,671
101	Jacobs Solutions, Inc.	12,845
1,021	Match Group, Inc. (d)	33,060
258	Palo Alto Networks, Inc. (d)	76,133
		204,468
	Real Estate — 0.0% (c)
160	CBRE Group, Inc., Class A (d)	12,634

	Real Estate Investment Trusts — 0.1%
147	Alexandria Real Estate Equities, Inc.	16,082
182	American Tower Corp.	37,998
59	AvalonBay Communities, Inc.	10,203
506	Boston Properties, Inc.	28,807
276	Camden Property Trust	24,912
66	Crown Castle International Corp.	7,741
276	Digital Realty Trust, Inc.	38,303
42	Equinix, Inc.	34,230
197	Equity Residential	11,198
80	Essex Property Trust, Inc.	17,077
98	Extra Space Storage, Inc.	12,757
360	Federal Realty OP LP	34,412
1,510	Healthpeak Properties, Inc.	26,153
1,911	Host Hotels & Resorts, Inc.	33,385
427	Invitation Homes, Inc.	14,245
436	Iron Mountain, Inc.	27,969
1,224	Kimco Realty Corp.	23,648

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
136	Mid-America Apartment Communities, Inc.	$16,929
36	Prologis, Inc.	4,137
22	Public Storage	5,693
141	Realty Income Corp.	7,608
359	Regency Centers Corp.	22,538
49	SBA Communications Corp.	12,101
222	Simon Property Group, Inc.	27,726
640	UDR, Inc.	21,376
568	Ventas, Inc.	26,037
287	VICI Properties, Inc.	8,579
450	Welltower, Inc.	40,095
379	Weyerhaeuser Co.	11,882
		603,821
	Retail — 0.1%
12	AutoZone, Inc. (d)	31,319
241	Best Buy Co., Inc.	17,097
399	CarMax, Inc. (d)	25,512
21	Chipotle Mexican Grill, Inc. (d)	46,247
228	Costco Wholesale Corp.	135,145
92	Darden Restaurants, Inc.	14,395
70	Dollar General Corp.	9,178
87	Dollar Tree, Inc. (d)	10,752
55	Domino’s Pizza, Inc.	21,609
98	Genuine Parts Co.	13,012
36	O’Reilly Automotive, Inc. (d)	35,366
285	Ross Stores, Inc.	37,158
177	Target Corp.	23,684
459	TJX Cos., Inc.	40,443
57	Tractor Supply Co.	11,572
30	Ulta Beauty, Inc. (d)	12,780
573	Walgreens Boots Alliance, Inc.	11,426
774	Walmart, Inc.	120,504
55	Yum! Brands, Inc.	6,905
		624,104
	Retail Trade — 0.0% (c)
1,213	Bath & Body Works, Inc.	39,568
484	Etsy, Inc. (d)	36,692
		76,260
	Semiconductors — 0.1%
38	Advanced Micro Devices, Inc. (d)	4,604
41	Analog Devices, Inc.	7,519
37	Applied Materials, Inc.	5,542
322	Broadcom, Inc.	298,085
3,311	Intel Corp.	148,002

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
113	KLA Corp.	$61,542
85	Lam Research Corp.	60,853
188	Microchip Technology, Inc.	15,687
732	Micron Technology, Inc.	55,720
733	NVIDIA Corp.	342,824
732	Qorvo, Inc. (d)	70,638
44	QUALCOMM, Inc.	5,678
435	Skyworks Solutions, Inc.	42,164
29	Texas Instruments, Inc.	4,429
		1,123,287
	Shipbuilding — 0.0% (c)
119	Huntington Ingalls Industries, Inc.	28,205

	Software — 0.1%
337	Adobe, Inc. (d)	205,910
493	Akamai Technologies, Inc. (d)	56,956
83	ANSYS, Inc. (d)	24,349
64	Autodesk, Inc. (d)	13,980
157	Broadridge Financial Solutions, Inc.	30,430
37	Cadence Design Systems, Inc. (d)	10,111
225	Electronic Arts, Inc.	31,052
164	Fidelity National Information Services, Inc.	9,617
277	Fiserv, Inc. (d)	36,179
9	Intuit, Inc.	5,143
161	Jack Henry & Associates, Inc.	25,549
12	MSCI, Inc.	6,250
50	Paychex, Inc.	6,098
63	Paycom Software, Inc.	11,445
155	ServiceNow, Inc. (d)	106,290
131	Synopsys, Inc. (d)	71,163
246	Take-Two Interactive Software, Inc. (d)	38,917
95	Tyler Technologies, Inc. (d)	38,840
		728,279
	Telecommunications — 0.0% (c)
312	Arista Networks, Inc. (d)	68,550
880	Corning, Inc.	25,071
2,475	Juniper Networks, Inc.	70,414
150	Motorola Solutions, Inc.	48,430
485	T-Mobile US, Inc. (d)	72,968
		285,433
	Textiles — 0.0% (c)
588	Mohawk Industries, Inc. (d)	51,926

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Toys/Games/Hobbies — 0.0% (c)
730	Hasbro, Inc.	$33,879

	Transportation — 0.0% (c)
288	CH Robinson Worldwide, Inc.	23,630
884	CSX Corp.	28,553
127	Expeditors International of Washington, Inc.	15,283
129	FedEx Corp.	33,389
76	JB Hunt Transport Services, Inc.	14,081
28	Norfolk Southern Corp.	6,109
77	Old Dominion Freight Line, Inc.	29,958
208	Union Pacific Corp.	46,856
		197,859
	Utilities — 0.0% (c)
328	Constellation Energy Corp.	39,701
245	First Solar, Inc. (d)	38,656
		78,357
	Water — 0.0% (c)
82	American Water Works Co., Inc.	10,811

	Wholesale Trade — 0.0% (c)
59	Pool Corp.	20,492

	TOTAL COMMON STOCKS (Cost - $13,285,226)	13,745,691

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Contracts		Notional Amount	Value
	PURCHASED OPTIONS — 0.5% (d)(f)
	PURCHASED CALL OPTIONS — 0.2%
	iShares 20+ Year Treasury Bond ETF (g)
1,500	Expiration: December 2023, Exercise Price: $101.00	$13,734,000	$13,500
	iShares MSCI Brazil ETF (g)
10,000	Expiration: January 2024, Exercise Price: $36.00	34,010,000	320,000
	iShares MSCI Emerging Markets ETF
15,000	Expiration: January 2024, Exercise Price: $45.00	59,340,000	37,500
	iShares Russell 2000 ETF
30,000	Expiration: December 2023, Exercise Price: $190.00	538,980,000	1,920,000
	TOTAL PURCHASED CALL OPTIONS (Cost - $5,703,211)		2,291,000

	PURCHASED PUT OPTIONS — 0.3%
	CBOE Volatility Index (g)
7,500	Expiration: December 2023, Exercise Price: $16.00	9,690,000	2,085,000
	SPDR S&P 500 ETF Trust (g)
3,500	Expiration: April 2024, Exercise Price: $405.00	159,740,000	1,223,250
	SPDR S&P Retail ETF (g)
3,000	Expiration: December 2023, Exercise Price: $59.00	19,380,000	42,000
	TOTAL PURCHASED PUT OPTIONS (Cost - $2,170,721)		3,350,250
	TOTAL PURCHASED OPTIONS (Cost - $7,873,932)		5,641,250
Shares
	SHORT TERM INVESTMENTS — 0.0% (c)
	Money Market Funds — 0.0% (c)
823	First American Treasury Obligations Fund, Class X, 5.28% (h)		823
	TOTAL SHORT TERM INVESTMENTS (Cost - $823)		823

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 2.4%
28,608,150	First American Government Obligations Fund, Class X, 5.21% (h)		28,608,150
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $28,608,150)		28,608,150

	TOTAL INVESTMENTS — 102.5% (Cost - $1,135,719,726)		1,222,185,303
	Liabilities in Excess of Other Assets — (2.5)%		(30,091,760)
	NET ASSETS — 100.0%		$1,192,093,543

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Contracts		Notional Amount	Value
	SCHEDULE OF WRITTEN OPTIONS — (0.3)% (d)(f)
	WRITTEN CALL OPTIONS — (0.0)% (c)
1,500	iShares 20+ Year Treasury Bond ETF
	Expiration: December 2023, Exercise Price $106.00	$13,734,000	$4,500
10,000	iShares MSCI Brazil ETF
	Expiration: December 2023, Exercise Price $36.00	34,010,000	250,000
	TOTAL WRITTEN CALL OPTIONS (Premiums Received $1,539,263)		254,500

	WRITTEN PUT OPTIONS — (0.3)%
15,000	CBOE Volatility Index
	Expiration: December 2023, Exercise Price $14.50	19,380,000	2,272,500
7,000	SPDR S&P 500 ETF Trust
	Expiration: April 2024, Exercise Price $370.00	319,480,000	1,186,500
4,500	SPDR S&P Retail ETF
	Expiration: December 2023, Exercise Price $56.00	29,070,000	36,000
	TOTAL WRITTEN PUT OPTIONS (Premiums Received $1,811,578)		3,495,000
	TOTAL OPTIONS WRITTEN (Premiums Received $3,350,841)		$3,749,500

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is out on loan as of November 30, 2023.

(b)

All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $22,200,000, which is 1.9% of total net assets.

(c)	Rounds to less than 0.1%

(d)	Non-income producing security.

(e)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.

(f)	Each option is exercisable into 100 shares of the underlying security.

(g)	Held in connection with a written option, see Schedule of Written Options for more details.

(h)	Interest rate reflects seven-day yield on November 30, 2023.

See accompanying notes to financial statements.

Horizon Active Income Fund PORTFOLIOS OF INVESTMENTS November 30, 2023

Shares			Value
	INVESTMENT COMPANIES — 99.8%
	Exchange Traded Funds — 99.8%
856,600	First Trust TCW Opportunistic Fixed Income ETF (a)(f)		$36,799,536
449,459	Hartford Total Return Bond ETF (a)		14,773,717
2,167	iShares 7-10 Year Treasury Bond ETF		202,419
235,827	iShares iBoxx Investment Grade Corporate Bond ETF (a)		25,066,052
325,452	iShares MBS ETF		29,567,314
93,320	iShares TIPS Bond ETF		9,816,331
1,361	Janus Henderson AAA CLO ETF		68,635
206	Janus Henderson B-BBB CLO ETF		9,820
333,585	Janus Henderson Mortgage-Backed Securities ETF (a)		14,817,846
274,300	PIMCO Active Bond Exchange-Traded Fund (a)		24,599,224
2,114	SPDR Blackstone / GSO Senior Loan ETF		88,450
687,889	SPDR Doubleline Total Return Tactical ETF		26,862,065
1,564	SPDR Portfolio Intermediate Term Corporate Bond ETF (a)		50,314
357,560	SPDR Portfolio Long Term Treasury ETF		9,639,818
334,295	SPDR Portfolio Short Term Corporate Bond ETF		9,905,161
893,216	VanEck Fallen Angel High Yield Bond ETF (a)		25,175,293
576,086	Xtrackers USD High Yield Corporate Bond ETF (a)		20,013,228
	TOTAL INVESTMENT COMPANIES (Cost - $258,128,551)		247,455,223

Contracts		Notional Amount
	PURCHASED OPTIONS — 0.0% (b)(c)(d)
	PURCHASED CALL OPTIONS — 0.0%
	iShares 20+ Year Treasury Bond ETF (g)
1,000	Expiration: December 2023, Exercise Price: $101.00	$9,156,000	9,000
	TOTAL PURCHASED OPTIONS (Cost - $187,325)		9,000

See accompanying notes to financial statements.

Horizon Active Income Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	SHORT TERM INVESTMENTS — 0.1% (d)
	Money Market Funds — 0.1%
157,559	First American Treasury Obligations Fund, Class X, 5.28% (e)	$157,559
	TOTAL SHORT TERM INVESTMENTS (Cost - $157,559)	157,559

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 31.4%
77,974,294	First American Government Obligations Fund, Class X, 5.21% (e)	77,974,294
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $77,974,294)	77,974,294

	TOTAL INVESTMENTS — 131.3% (Cost - $336,447,729)	325,596,076
	Liabilities in Excess of Other Assets — (31.3)%	(77,640,923)
	NET ASSETS — 100.0%	$247,955,153

Contracts		Notional Amount
	SCHEDULE OF WRITTEN OPTIONS — 0.0% (b)(c)(d)
	WRITTEN CALL OPTIONS — 0.0%
1,000	iShares 20+ Year Treasury Bond ETF
	Expiration: December 2023, Exercise Price $106.00	$9,156,000	3,000
	TOTAL WRITTEN CALL OPTIONS (Premiums Received $81,675)		3,000

	TOTAL OPTIONS WRITTEN (Premiums Received $81,675)		$3,000

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is out on loan as of November 30, 2023.

(b)	Rounds to less than 0.1%

(c)	Each option is exercisable into 100 shares of the underlying security.

(d)	Non-income producing security.

(e)	Interest rate reflects the seven-day yield on November 30, 2023.

(f)

All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $3,222,000, which is 1.3% of total net assets.

(g)	Held in connection with a written option, see Schedule of Written Options for more details.

See accompanying notes to financial statements.

Horizon Equity Premium Income Fund PORTFOLIOS OF INVESTMENTS November 30, 2023

Shares		Value
	COMMON STOCKS — 99.7%
	Aerospace/Defense — 1.2%
853	Boeing Co. (a)	$197,580
973	General Dynamics Corp.	240,302
1,018	Lockheed Martin Corp.	455,830
481	Northrop Grumman Corp.	228,552
		1,122,264
	Agriculture — 1.1%
7,286	Altria Group, Inc.	306,304
1,218	Archer Daniels Midland Co.	89,803
7,036	Philip Morris International, Inc.	656,881
		1,052,988
	Apparel — 0.6%
5,383	Nike, Inc., Class B	593,583

	Auto Manufacturers — 0.8%
30,372	Ford Motor Co.	311,617
7,259	General Motors Co.	229,384
2,181	PACCAR, Inc.	200,260
		741,261
	Banks — 5.0%
36,504	Bank of America Corp.	1,113,007
1,565	Goldman Sachs Group, Inc.	534,510
11,275	JPMorgan Chase & Co.	1,759,802
763	M&T Bank Corp.	97,794
1,328	Morgan Stanley	105,363
1,970	PNC Financial Services Group, Inc.	263,901
7,033	Truist Financial Corp.	226,041
16,497	Wells Fargo & Co.	735,601
		4,836,019
	Beverages — 2.0%
16,901	Coca-Cola Co.	987,695
358	Constellation Brands, Inc., Class A	86,095
5,022	PepsiCo, Inc.	845,152
		1,918,942
	Biotechnology — 1.2%
2,226	Amgen, Inc.	600,219
5,634	Gilead Sciences, Inc.	431,564
256	Vertex Pharmaceuticals, Inc. (a)	90,831
		1,122,614
	Building Materials — 0.3%
2,165	Carrier Global Corp.	112,493
2,576	Johnson Controls International PLC	136,013
		248,506

See accompanying notes to financial statements.

Horizon Equity Premium Income Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Chemicals — 0.9%
782	Air Products & Chemicals, Inc.	$211,570
3,533	Dow, Inc.	182,833
1,437	DuPont de Nemours, Inc.	102,803
1,587	LyondellBasell Industries NV, Class A	150,924
739	PPG Industries, Inc.	104,930
534	Sherwin-Williams Co.	148,879
		901,939
	Commercial Services — 1.0%
1,368	Automatic Data Processing, Inc.	314,531
235	Cintas Corp.	130,014
694	Ecolab, Inc.	133,061
395	Moody’s Corp.	144,159
709	S&P Global, Inc.	294,823
		1,016,588
	Computers — 7.7%
2,374	Accenture PLC, Class A	790,875
28,517	Apple, Inc. (d)	5,416,804
10,330	HP, Inc.	303,082
5,572	International Business Machines Corp.	883,496
		7,394,257
	Cosmetics/Personal Care — 1.5%
1,840	Colgate-Palmolive Co.	144,937
8,214	Procter & Gamble Co.	1,261,013
		1,405,950
	Diversified Financial Services — 4.0%
2,262	American Express Co.	386,282
308	Ameriprise Financial, Inc.	108,881
629	BlackRock, Inc.	472,524
1,411	Capital One Financial Corp.	157,552
5,979	Charles Schwab Corp.	366,632
1,706	CME Group, Inc.	372,522
1,673	Intercontinental Exchange, Inc.	190,454
1,735	MasterCard, Inc., Class A	717,995
4,080	Visa, Inc., Class A	1,047,255
		3,820,097
	Electric — 2.5%
1,474	Consolidated Edison, Inc.	132,822
4,243	Dominion Energy, Inc.	192,378
3,735	Duke Energy Corp.	344,666
1,815	Edison International	121,587
4,333	Exelon Corp.	166,864
8,920	NextEra Energy, Inc.	521,909

See accompanying notes to financial statements.

Horizon Equity Premium Income Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
2,220	Public Service Enterprise Group, Inc.	$138,594
2,621	Sempra Energy	190,992
5,077	Southern Co.	360,365
1,382	WEC Energy Group, Inc.	115,563
2,346	Xcel Energy, Inc.	142,731
		2,428,471
	Electrical Components & Equipment — 0.2%
1,927	Emerson Electric Co.	171,310

	Electronics — 1.1%
3,154	Amphenol Corp., Class A	286,983
2,320	Honeywell International, Inc.	454,534
2,226	TE Connectivity, Ltd.	291,606
		1,033,123
	Environmental Control — 0.4%
863	Republic Services, Inc.	139,668
1,237	Waste Management, Inc.	211,515
		351,183
	Finance and Insurance — 0.7%
2,934	Blackstone, Inc.	329,694
8,038	US Bancorp	306,408
		636,102
	Food — 0.8%
1,417	General Mills, Inc.	90,206
455	Hershey Co.	85,503
3,298	Kraft Heinz Co.	115,793
2,003	Kroger Co.	88,673
3,719	Mondelez International, Inc., Class A	264,272
1,381	Sysco Corp.	99,667
		744,114
	Healthcare Products — 2.0%
5,763	Abbott Laboratories	601,023
1,747	Boston Scientific Corp. (a)	97,640
1,183	Danaher Corp.	264,176
432	Intuitive Surgical, Inc. (a)	134,283
5,706	Medtronic PLC	452,315
875	Stryker Corp.	259,289
260	Thermo Fisher Scientific, Inc.	128,897
		1,937,623
	Healthcare Services — 2.1%
579	Anthem, Inc.	277,625
523	HCA Healthcare, Inc.	131,001
198	Humana, Inc.	96,002

See accompanying notes to financial statements.

Horizon Equity Premium Income Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
2,645	UnitedHealth Group, Inc.	$1,462,606
		1,967,234
	Household Products/Wares — 0.1%
757	Kimberly-Clark Corp.	93,664

	Information — 0.2%
1,826	Airbnb, Inc., Class A (a)	230,697

	Insurance — 3.4%
2,015	Aflac, Inc.	166,661
1,066	Allstate Corp.	146,969
2,597	American International Group, Inc.	170,909
382	Aon PLC, Class A	125,483
440	Arthur J Gallagher & Co.	109,560
3,586	Berkshire Hathaway, Inc., Class B (a)	1,290,960
1,233	Chubb Ltd.	282,887
1,387	Marsh & McLennan Cos., Inc.	276,595
3,248	MetLife, Inc.	206,670
932	Progressive Corp.	152,876
1,847	Prudential Financial, Inc.	180,600
816	Travelers Cos., Inc.	147,386
		3,257,556
	Internet — 8.3%
21,604	Alphabet, Inc., Class A (a)	2,863,178
17,583	Amazon.com, Inc. (a)	2,568,701
91	Booking Holdings, Inc. (a)	284,439
4,795	Meta Platforms, Inc., Class A (a)	1,568,684
1,336	Netflix, Inc. (a)	633,224
		7,918,226
	Iron/Steel — 0.1%
607	Nucor Corp.	103,172

	Lodging — 0.3%
1,309	Marriott International, Inc., Class A	265,334

	Machinery - Construction & Mining — 0.4%
1,670	Caterpillar, Inc.	418,702

	Machinery - Diversified — 0.5%
805	Deere & Co.	293,350
1,220	Otis Worldwide Corp.	104,664
330	Rockwell Automation, Inc.	90,895
		488,909

See accompanying notes to financial statements.

Horizon Equity Premium Income Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Manufacturing — 2.7%
1,806	General Electric Co.	$219,971
2,852	Keurig Dr Pepper, Inc.	90,037
1,262	Linde PLC	522,178
6,267	Raytheon Technologies Corp.	510,635
5,250	Tesla, Inc. (a)(d)	1,260,420
		2,603,241
	Media — 1.5%
22,470	Comcast Corp., Class A	941,268
4,911	Walt Disney Co. (a)	455,201
		1,396,469
	Mining — 0.1%
3,964	Freeport-McMoRan, Inc.	147,937

	Miscellaneous Manufacturing — 0.9%
1,186	Eaton Corp PLC	270,040
1,070	Illinois Tool Works, Inc.	259,165
369	Parker-Hannifin Corp.	159,843
643	Trane Technologies PLC	144,939
		833,987
	Oil & Gas — 4.2%
7,689	Chevron Corp.	1,104,140
4,196	ConocoPhillips	484,932
1,644	EOG Resources, Inc.	202,327
15,708	Exxon Mobil Corp. (d)	1,613,840
617	Hess Corp.	86,725
632	Marathon Petroleum Corp.	94,288
1,485	Occidental Petroleum Corp.	87,838
811	Phillips 66	104,530
559	Pioneer Natural Resources Co.	129,487
694	Valero Energy Corp.	87,000
		3,995,107
	Oil & Gas Services — 0.1%
1,758	Schlumberger, Ltd.	91,486

	Pharmaceuticals — 7.4%
8,174	AbbVie, Inc.	1,163,896
707	Becton Dickinson & Co.	166,979
9,525	Bristol-Myers Squibb Co.	470,344
873	Cigna Corp.	229,494
5,325	CVS Health Corp.	361,834
1,919	Eli Lilly & Co.	1,134,206
9,665	Johnson & Johnson (d)	1,494,789
203	McKesson Corp.	95,524

See accompanying notes to financial statements.

Horizon Equity Premium Income Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
9,849	Merck & Co., Inc.	$1,009,326
27,971	Pfizer, Inc.	852,276
844	Zoetis, Inc.	149,109
		7,127,777
	Pipelines — 0.1%
2,713	Williams Cos., Inc.	99,811

	Real Estate Investment Trusts — 2.9%
2,125	American Tower Corp.	443,657
567	AvalonBay Communities, Inc.	98,057
2,159	Crown Castle International Corp.	253,207
1,352	Digital Realty Trust, Inc.	187,631
287	Equinix, Inc.	233,908
1,600	Equity Residential	90,944
986	Extra Space Storage, Inc.	128,348
3,821	Prologis, Inc.	439,148
820	Public Storage	212,183
3,382	Realty Income Corp.	182,493
1,598	Simon Property Group, Inc.	199,574
4,856	VICI Properties, Inc.	145,146
1,984	Welltower, Inc.	176,774
		2,791,070
	Retail — 6.1%
692	Costco Wholesale Corp.	410,176
4,450	Home Depot, Inc.	1,395,031
2,655	Lowe’s Cos., Inc.	527,894
3,088	McDonald’s Corp.	870,322
1,938	Ross Stores, Inc.	252,676
5,376	Starbucks Corp.	533,837
1,318	Target Corp.	176,362
4,721	TJX Cos., Inc.	415,967
6,894	Walmart, Inc.	1,073,327
1,906	Yum! Brands, Inc.	239,298
		5,894,890
	Semiconductors — 8.6%
3,808	Advanced Micro Devices, Inc. (a)	461,377
2,535	Analog Devices, Inc.	464,868
2,873	Applied Materials, Inc.	430,318
1,648	Broadcom, Inc. (d)	1,525,603
15,445	Intel Corp.	690,392
662	KLA Corp.	360,538
579	Lam Research Corp.	414,518
4,286	Micron Technology, Inc.	326,250
4,477	NVIDIA Corp.	2,093,893

See accompanying notes to financial statements.

Horizon Equity Premium Income Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
5,832	QUALCOMM, Inc.	$752,620
4,782	Texas Instruments, Inc.	730,259
		8,250,636
	Software — 9.7%
959	Adobe, Inc. (a)	585,959
814	Intuit, Inc.	465,168
15,910	Microsoft Corp.	6,028,458
9,522	Oracle Corp.	1,106,552
1,433	Paychex, Inc.	174,783
2,101	salesforce.com, Inc. (a)	529,242
526	ServiceNow, Inc. (a)	360,699
		9,250,861
	Telecommunications — 3.2%
19,173	Cisco Systems, Inc.	927,590
974	Motorola Solutions, Inc.	314,475
3,948	T-Mobile US, Inc. (a)	593,977
31,244	Verizon Communications, Inc.	1,197,582
		3,033,624
	Transportation — 1.8%
5,287	CSX Corp.	170,770
817	FedEx Corp.	211,464
844	Norfolk Southern Corp.	184,127
2,249	Union Pacific Corp.	506,632
4,089	United Parcel Service, Inc., Class B	619,934
		1,692,927
	TOTAL COMMON STOCKS (Cost - $89,391,651)	95,430,251

	SHORT TERM INVESTMENTS — 0.2%
	Money Market Funds — 0.2%
205,138	First American Treasury Obligations Fund, Class X, 5.28% (b)	205,138
	TOTAL SHORT TERM INVESTMENTS (Cost - $205,138)	205,138

	TOTAL INVESTMENTS — 99.9% (Cost - $89,596,789)	95,635,389
	Other Assets in Excess of Liabilities — 0.1%	129,928
	NET ASSETS — 100.0%	$95,765,317

See accompanying notes to financial statements.

Horizon Equity Premium Income Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Contracts		Notional Amount	Value
	SCHEDULE OF WRITTEN OPTIONS — (0.2)% (a)(c)
	WRITTEN CALL OPTIONS — (0.2)%
140	S&P 500 Index
	Expiration: December 2023, Exercise Price $4,600.00	$63,949,200	$177,520
	TOTAL WRITTEN CALL OPTIONS (Premiums Received $103,275)		177,520

	TOTAL OPTIONS WRITTEN (Premiums Received $103,275)		$177,520

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Interest rate reflects seven-day yield on November 30, 2023.

(c)	Each option is exercisable into 100 shares of the underlying security.

(d)

All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $8,865,100, which is 9.26% of total net assets.

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS November 30, 2023

Shares		Value
	COMMON STOCKS — 99.2%
	Accommodation and Food Services — 0.1%
2,799	Caesars Entertainment, Inc. (a)	$125,171
2,899	Veralto Corp. (a)	223,948
		349,119
	Administrative and Support and Waste Management and Remediation Services — 0.1%
330	Fair Isaac Corp. (a)	358,908

	Advertising — 0.1%
5,143	Interpublic Group of Cos., Inc.	158,096
2,616	Omnicom Group, Inc.	210,928
		369,024
	Aerospace/Defense — 1.3%
7,504	Boeing Co. (a)	1,738,152
2,984	General Dynamics Corp.	736,959
5,184	Howmet Aerospace, Inc.	272,678
2,502	L3Harris Technologies, Inc.	477,407
2,964	Lockheed Martin Corp.	1,327,190
1,882	Northrop Grumman Corp.	894,251
623	Teledyne Technologies, Inc. (a)	251,044
729	TransDigm Group, Inc.	701,932
		6,399,613
	Agriculture — 0.7%
23,476	Altria Group, Inc.	986,931
7,087	Archer Daniels Midland Co.	522,525
20,545	Philip Morris International, Inc.	1,918,081
		3,427,537
	Airlines — 0.2%
1,636	Alaska Air Group, Inc. (a)	61,857
8,629	American Airlines Group, Inc. (a)	107,258
8,505	Delta Air Lines, Inc.	314,090
7,857	Southwest Airlines Co.	200,903
4,329	United Airlines Holdings, Inc. (a)	170,563
		854,671
	Apparel — 0.4%
16,212	Nike, Inc., Class B	1,787,697
544	Ralph Lauren Corp.,	70,383
3,065	Tapestry, Inc.	97,068
4,389	VF Corp.	73,428
		2,028,576
	Auto Manufacturers — 0.4%
1,874	Cummins, Inc.	420,076

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
52,042	Ford Motor Co.	$533,951
18,202	General Motors Co.	575,183
6,905	PACCAR, Inc.	634,017
		2,163,227
	Auto Parts & Equipment — 0.1%
3,741	Aptiv PLC (a)	309,904
3,145	BorgWarner, Inc.	105,955
		415,859
	Banks — 3.7%
91,402	Bank of America Corp.	2,786,847
10,298	Bank of New York Mellon Corp.	497,599
25,474	Citigroup, Inc.	1,174,351
6,246	Citizens Financial Group, Inc.	170,329
1,737	Comerica, Inc.	78,547
9,005	Fifth Third Bancorp	260,695
4,361	Goldman Sachs Group, Inc.	1,489,456
18,923	Huntington Bancshares, Inc.	213,073
38,409	JPMorgan Chase & Co.	5,994,877
12,365	KeyCorp	153,202
2,200	M&T Bank Corp.	281,974
16,866	Morgan Stanley	1,338,149
2,764	Northern Trust Corp.	219,047
5,262	PNC Financial Services Group, Inc.	704,898
12,402	Regions Financial Corp.	206,865
4,215	State Street Corp.	306,936
17,559	Truist Financial Corp.	564,346
48,385	Wells Fargo & Co.	2,157,487
1,988	Zions Bancorp NA	70,833
		18,669,511
	Beverages — 1.5%
2,386	Brown-Forman Corp., Class B	140,154
51,465	Coca-Cola Co.	3,007,614
2,134	Constellation Brands, Inc., Class A	513,206
2,481	Molson Coors Brewing Co., Class B	152,681
9,835	Monster Beverage Corp. (a)	542,400
18,190	PepsiCo, Inc.	3,061,195
		7,417,250
	Biotechnology — 1.3%
7,064	Amgen, Inc.	1,904,737
1,912	Biogen, Inc. (a)	447,561
282	Bio-Rad Laboratories, Inc., Class A (a)	85,987
9,385	Corteva, Inc.	424,202
16,486	Gilead Sciences, Inc.	1,262,828
2,082	Illumina, Inc. (a)	212,260

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
2,458	Incyte Corp. (a)	$133,568
1,413	Regeneron Pharmaceuticals, Inc. (a)	1,164,044
3,408	Vertex Pharmaceuticals, Inc. (a)	1,209,192
		6,844,379
	Building Materials — 0.4%
11,098	Carrier Global Corp.	576,652
8,997	Johnson Controls International PLC	475,042
818	Martin Marietta Materials, Inc.	380,035
2,973	Masco Corp.	180,015
1,761	Vulcan Materials Co.	376,079
		1,987,823
	Chemicals — 0.9%
2,929	Air Products & Chemicals, Inc.	792,441
1,548	Albemarle Corp.	187,726
1,316	Celanese Corp.	182,477
2,552	CF Industries Holdings, Inc.	191,783
9,309	Dow, Inc.	481,741
6,072	DuPont de Nemours, Inc.	434,391
1,588	Eastman Chemical Co.	133,122
1,661	FMC Corp.	89,129
3,375	International Flavors & Fragrances, Inc.	254,407
3,355	LyondellBasell Industries NV, Class A	319,060
4,398	Mosaic Co.	157,844
3,101	PPG Industries, Inc.	440,311
3,127	Sherwin-Williams Co.	871,808
		4,536,240
	Commercial Services — 1.8%
5,449	Automatic Data Processing, Inc.	1,252,834
1,145	Cintas Corp.	633,471
3,356	Ecolab, Inc.	643,446
1,620	Equifax, Inc.	352,690
976	FleetCor Technologies, Inc. (a)	234,728
1,043	Gartner, Inc. (a)	453,538
3,440	Global Payments, Inc.	400,554
496	MarketAxess Holdings, Inc.	119,100
2,081	Moody’s Corp.	759,482
14,504	PayPal Holdings, Inc. (a)	835,575
1,924	Quanta Services, Inc.	362,308
1,417	Robert Half International, Inc.	116,166
3,064	Rollins, Inc.	124,827
4,304	S&P Global, Inc.	1,789,732
903	United Rentals, Inc.	429,846
1,922	Verisk Analytics, Inc.	464,029
		8,972,326

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Computers — 8.6%
8,335	Accenture PLC, Class A (b)	$2,776,722
194,147	Apple, Inc. (b)	36,878,223
6,680	Cognizant Technology Solutions Corp., Class A	470,138
2,714	DXC Technology Co. (a)	62,775
8,568	Fortinet, Inc. (a)	450,334
17,063	Hewlett Packard Enterprise Co.	288,535
11,469	HP, Inc.	336,501
12,046	International Business Machines Corp.	1,910,014
1,798	Leidos Holdings, Inc.	192,961
2,788	NetApp, Inc.	254,795
4,233	Western Digital Corp. (a)	204,496
		43,825,494
	Cosmetics/Personal Care — 1.2%
10,918	Colgate-Palmolive Co.	860,011
3,067	Estee Lauder Cos., Inc., Class A	391,625
31,152	Procter & Gamble Co.	4,782,455
		6,034,091
	Distribution/Wholesale — 0.3%
11,488	Copart, Inc. (a)	576,927
7,571	Fastenal Co.	454,033
3,539	LKQ Corp.	157,592
590	WW Grainger, Inc.	463,852
		1,652,404
	Diversified Financial Services — 3.6%
7,690	American Express Co.	1,313,221
1,358	Ameriprise Financial, Inc.	480,067
1,857	BlackRock, Inc.	1,395,034
5,062	Capital One Financial Corp.	565,223
1,393	CBOE Global Markets, Inc.	253,791
19,668	Charles Schwab Corp.	1,206,042
4,760	CME Group, Inc.	1,039,394
3,306	Discover Financial Services	307,458
3,781	Franklin Resources, Inc.	93,769
7,579	Intercontinental Exchange, Inc.	862,793
5,991	Invesco, Ltd.	85,492
11,003	MasterCard, Inc., Class A	4,553,371
4,468	Nasdaq, Inc.	249,493
2,486	Raymond James Financial, Inc.	261,403
5,536	Synchrony Financial	179,145
2,973	T. Rowe Price Group, Inc.	297,686
21,256	Visa, Inc., Class A	5,455,990
		18,599,372

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Electric — 2.1%
8,854	AES Corp.	$152,377
3,327	Alliant Energy Corp.	168,246
3,421	Ameren Corp.	265,435
6,798	American Electric Power Co., Inc.	540,781
8,334	CenterPoint Energy, Inc.	235,602
3,861	CMS Energy Corp.	219,150
4,562	Consolidated Edison, Inc.	411,082
11,044	Dominion Energy, Inc.	500,735
2,735	DTE Energy Co.	284,741
10,186	Duke Energy Corp.	939,964
5,050	Edison International	338,300
2,806	Entergy Corp.	284,556
3,043	Evergy, Inc.	155,315
4,615	Eversource Energy	274,177
13,170	Exelon Corp.	507,177
6,819	FirstEnergy Corp.	251,894
26,753	NextEra Energy, Inc.	1,565,318
3,032	NRG Energy, Inc.	145,051
27,655	PG&E Corp. (a)	474,836
1,481	Pinnacle West Capital Corp.	110,986
9,696	PPL Corp.	253,260
6,601	Public Service Enterprise Group, Inc.	412,100
8,318	Sempra Energy	606,133
14,407	Southern Co.	1,022,609
4,172	WEC Energy Group, Inc.	348,863
7,240	Xcel Energy, Inc.	440,482
		10,909,170
	Electrical Components & Equipment — 0.2%
3,046	AMETEK, Inc.	472,830
7,574	Emerson Electric Co.	673,329
		1,146,159
	Electronics — 1.2%
3,924	Agilent Technologies, Inc.	501,487
1,172	Allegion PLC	124,338
7,876	Amphenol Corp., Class A	716,637
4,681	Fortive Corp.	322,895
2,035	Garmin, Ltd. (d)	248,758
8,777	Honeywell International, Inc. (b)	1,719,590
2,374	Keysight Technologies, Inc. (a)	322,603
291	Mettler-Toledo International, Inc. (a)	317,752
1,643	PerkinElmer, Inc.	146,063
1,402	Roper Technologies, Inc.	754,627
4,153	TE Connectivity, Ltd.	544,043

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
789	Waters Corp. (a)	$221,401
		5,940,194
	Entertainment — 0.0% (c)
1,874	Live Nation Entertainment, Inc. (a)	157,828

	Environmental Control — 0.3%
2,169	Pentair PLC	139,987
2,709	Republic Services, Inc.	438,425
4,876	Waste Management, Inc.	833,747
		1,412,159
	Finance and Insurance — 0.5%
4,896	Arch Capital Group Ltd. (a)	409,746
9,383	Blackstone, Inc.	1,054,368
3,114	Brown & Brown, Inc.	232,741
20,578	US Bancorp	784,433
		2,481,288
	Food — 0.9%
2,603	Campbell Soup Co.	104,589
6,274	Conagra Brands, Inc.	177,491
7,739	General Mills, Inc.	492,665
1,981	Hershey Co.	372,270
3,818	Hormel Foods Corp.	116,793
1,351	J.M. Smucker Co.	148,245
3,486	Kellogg Co.	183,154
10,500	Kraft Heinz Co.	368,655
8,623	Kroger Co.	381,740
1,894	Lamb Weston Holdings, Inc.	189,457
3,317	McCormick & Co., Inc.	215,041
17,979	Mondelez International, Inc., Class A	1,277,588
6,681	Sysco Corp.	482,168
3,785	Tyson Foods, Inc., Class A	177,289
		4,687,145
	Forest Products & Paper — 0.0% (c)
4,610	International Paper Co.	170,293

	Gas — 0.1%
1,963	Atmos Energy Corp.	223,409
5,332	NiSource, Inc.	136,713
		360,122
	Hand/Machine Tools — 0.1%
705	Snap-on, Inc.	193,656
2,033	Stanley Black & Decker, Inc.	184,800
		378,456

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Health Care and Social Assistance — 0.1%
767	Molina Healthcare, Inc. (a)	$280,385

	Healthcare Products — 3.0%
22,956	Abbott Laboratories	2,394,081
945	Align Technology, Inc. (a)	202,041
6,689	Baxter International, Inc.	241,339
19,360	Boston Scientific Corp. (a)	1,082,030
655	Cooper Cos., Inc.	220,683
8,698	Danaher Corp. (b)	1,942,350
2,855	Dentsply Sirona, Inc.	90,646
8,044	Edwards Lifesciences Corp. (a)	544,659
3,242	Hologic, Inc. (a)	231,155
1,097	IDEXX Laboratories, Inc. (a)	511,005
4,644	Intuitive Surgical, Inc. (a)	1,443,541
17,620	Medtronic PLC	1,396,737
1,939	ResMed, Inc.	305,838
1,312	STERIS PLC	263,633
4,469	Stryker Corp.	1,324,299
621	Teleflex, Inc.	140,154
5,107	Thermo Fisher Scientific, Inc. (b)	2,531,846
981	West Pharmaceutical Services, Inc.	344,096
2,777	Zimmer Biomet Holdings, Inc.	322,993
		15,533,126
	Healthcare Services — 2.2%
3,111	Elevance Health, Inc. (b)	1,491,693
7,155	Centene Corp. (a)	527,180
712	DaVita, Inc. (a)	72,240
2,664	HCA Healthcare, Inc.	667,279
1,644	Humana, Inc.	797,110
2,423	IQVIA Holdings, Inc. (a)	518,764
1,173	Laboratory Corp. of America Holdings	254,435
1,472	Quest Diagnostics, Inc.	202,003
12,264	UnitedHealth Group, Inc.	6,781,624
823	Universal Health Services, Inc., Class B	113,146
		11,425,474
	Home Builders — 0.3%
4,035	DR Horton, Inc.	515,148
3,340	Lennar Corp., Class A	427,253
40	NVR, Inc. (a)	246,216
2,902	PulteGroup, Inc.	256,595
		1,445,212
	Home Furnishings — 0.0% (c)
717	Whirlpool Corp.	78,081

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Household Products/Wares — 0.3%
1,066	Avery Dennison Corp.	$207,337
3,233	Church & Dwight Co., Inc.	312,405
1,638	Clorox Co.	234,807
4,474	Kimberly-Clark Corp.	553,568
		1,308,117
	Information — 0.4%
5,639	Airbnb, Inc., Class A (a)	712,431
2,019	Ceridian HCM Holding, Inc. (a)	139,109
5,365	CoStar Group, Inc. (a)	445,510
508	FactSet Research Systems, Inc.	230,358
1,571	PTC, Inc. (a)	247,213
29,310	Warner Bros Discovery, Inc. (a)	306,289
		2,080,910
	Insurance — 3.8%
7,149	Aflac, Inc.	591,294
3,461	Allstate Corp.	477,168
9,421	American International Group, Inc.	619,996
2,684	Aon PLC, Class A	881,667
2,842	Arthur J Gallagher & Co.	707,658
703	Assurant, Inc.	118,118
24,122	Berkshire Hathaway, Inc., Class B (a)	8,683,920
5,427	Chubb Ltd.	1,245,117
2,076	Cincinnati Financial Corp.	213,392
570	Everest Re Group Ltd.	234,013
1,152	Globe Life, Inc.	141,846
4,048	Hartford Financial Services Group, Inc.	316,392
2,447	Loews Corp.	172,000
6,542	Marsh & McLennan Cos., Inc.	1,304,606
8,351	MetLife, Inc.	531,374
2,941	Principal Financial Group, Inc.	217,134
7,743	Progressive Corp.	1,270,084
4,802	Prudential Financial, Inc.	469,540
3,029	Travelers Cos., Inc.	547,098
1,387	Willis Towers Watson PLC	341,618
2,690	WR Berkley Corp.	195,159
		19,279,194
	Internet — 8.5%
78,433	Alphabet, Inc., Class A (a)(b)	10,394,726
120,014	Amazon.com, Inc. (a)(b)	17,532,845
473	Booking Holdings, Inc. (a)(b)	1,478,456
1,774	CDW Corp.	374,101
7,035	eBay, Inc.	288,505
1,822	Expedia Group, Inc. (a)	248,120

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
784	F5 Networks, Inc. (a)	$134,213
29,385	Meta Platforms, Inc., Class A (a)	9,613,303
7,443	Gen Digital, Inc.	164,341
5,855	Netflix, Inc. (a)(b)	2,775,094
1,188	VeriSign, Inc. (a)	252,094
		43,255,798
	Iron/Steel — 0.1%
3,293	Nucor Corp.	559,711

	Leisure Time — 0.1%
13,274	Carnival Corp. (a)	199,907
5,467	Norwegian Cruise Line Holdings Ltd. (a)	83,481
3,116	Royal Caribbean Cruises Ltd. (a)	334,845
		618,233
	Lodging — 0.3%
3,461	Hilton Worldwide Holdings, Inc.	579,787
4,336	Las Vegas Sands Corp.	199,976
3,318	Marriott International, Inc., Class A	672,559
3,712	MGM Resorts International	146,401
1,282	Wynn Resorts Ltd.	108,226
		1,706,949
	Machinery - Construction & Mining — 0.3%
6,743	Caterpillar, Inc. (b)	1,690,605

	Machinery - Diversified — 0.7%
3,608	Deere & Co.	1,314,791
1,856	Dover Corp.	261,993
994	IDEX Corp.	200,470
5,367	Ingersoll Rand, Inc.	383,365
5,446	Otis Worldwide Corp.	467,212
1,515	Rockwell Automation, Inc.	417,292
2,370	Wabtec Corp.	276,247
3,156	Xylem, Inc.	331,790
		3,653,160
	Manufacturing — 5.7%
66,717	Alphabet, Inc., Class C (a)(b)	8,934,741
933	Axon Enterprise, Inc. (a)	214,469
2,085	Bio-Techne Corp.	131,147
1,990	Bunge Global SA	218,641
2,387	Catalent, Inc. (a)	92,735
1,802	Enphase Energy, Inc. (a)	182,038
5,186	GE HealthCare Technologies, Inc.	355,034
824	Generac Holdings, Inc. (a)	96,466
14,403	General Electric Co. (b)	1,754,285

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
922	Insulet Corp. (a)	$174,341
22,806	Kenvue, Inc.	466,155
13,309	Keurig Dr Pepper, Inc.	420,165
6,451	Linde PLC (b)	2,669,230
4,372	Moderna, Inc. (a)	339,704
632	Monolithic Power Systems, Inc.	346,791
711	Nordson Corp.	167,327
3,411	NXP Semiconductors NV	696,117
5,716	ON Semiconductor Corp. (a)	407,722
3,329	Organon & Co.	37,684
19,249	Raytheon Technologies Corp.	1,568,409
2,573	Seagate Technology Holdings PLC	203,524
740	SolarEdge Technologies, Inc. (a)	58,741
2,061	Steel Dynamics, Inc.	245,527
2,038	Teradyne, Inc.	187,965
36,527	Tesla, Inc. (a)(b)	8,769,402
3,285	Trimble, Inc. (a)	152,424
872	WK Kellogg Co. (a)	9,766
		28,900,550
	Media — 1.1%
1,347	Charter Communications, Inc., Class A (a)	538,975
54,424	Comcast Corp., Class A	2,279,821
3,357	Fox Corp., Class A	99,166
1,747	Fox Corp., Class B	48,322
5,038	News Corp., Class A	111,037
1,614	News Corp., Class B	37,187
6,378	Paramount Global, Class B (d)	91,652
24,217	Walt Disney Co. (a)	2,244,674
		5,450,834
	Mining — 0.2%
18,915	Freeport-McMoRan, Inc.	705,908
10,515	Newmont Goldcorp Corp.	422,598
		1,128,506
	Mining, Quarrying, and Oil and Gas Extraction — 0.1%
4,096	APA Corp.	147,456
2,980	Targa Resources Corp.	269,541
		416,997
	Miscellaneous Manufacturing — 0.9%
7,319	3M Co.	725,093
1,649	AO Smith Corp.	124,269
5,274	Eaton Corp PLC	1,200,837
3,646	Illinois Tool Works, Inc.	883,098
1,701	Parker-Hannifin Corp.	736,839
2,621	Textron, Inc.	200,926

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
3,023	Trane Technologies PLC	$681,414
		4,552,476
	Office/Business Equipment — 0.0% (c)
683	Zebra Technologies Corp., Class A (a)	161,857

	Oil & Gas — 3.3%
10,062	Cabot Oil & Gas Corp.	264,127
23,488	Chevron Corp.	3,372,877
15,844	ConocoPhillips (b)	1,831,091
8,510	Devon Energy Corp.	382,695
2,366	Diamondback Energy, Inc.	365,334
7,693	EOG Resources, Inc.	946,778
4,815	EQT Corp.	192,407
52,965	Exxon Mobil Corp.	5,441,624
3,663	Hess Corp.	514,871
8,014	Marathon Oil Corp.	203,796
5,294	Marathon Petroleum Corp.	789,812
8,790	Occidental Petroleum Corp.	519,929
5,893	Phillips 66	759,549
3,085	Pioneer Natural Resources Co.	714,609
4,674	Valero Energy Corp.	585,933
		16,885,432
	Oil & Gas Services — 0.4%
13,250	Baker Hughes & GE Co.	447,188
11,883	Halliburton Co.	440,027
18,818	Schlumberger, Ltd.	979,289
		1,866,504
	Packaging & Containers — 0.1%
19,460	Amcor PLC	184,481
4,146	Ball Corp.	229,232
1,194	Packaging Corp of America	200,604
1,959	Sealed Air Corp.	65,391
3,357	Westrock Co.	138,208
		817,916
	Pharmaceuticals — 5.5%
23,344	AbbVie, Inc. (b)	3,323,952
495	ABIOMED, Inc. (a)(e)	—
2,204	AmerisourceBergen Corp.	448,227
3,837	Becton Dickinson & Co.	906,223
27,631	Bristol-Myers Squibb Co. (b)	1,364,419
3,369	Cardinal Health, Inc.	360,753
3,916	Cigna Corp.	1,029,438
16,997	CVS Health Corp.	1,154,946
5,116	DexCom, Inc. (a)	591,000

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
10,545	Eli Lilly & Co. (b)	$6,232,517
1,729	Henry Schein, Inc. (a)	115,376
31,837	Johnson & Johnson	4,923,910
1,784	McKesson Corp.	839,479
33,539	Merck & Co., Inc.	3,437,077
74,678	Pfizer, Inc.	2,275,439
16,073	Viatris, Inc.	147,550
6,088	Zoetis, Inc.	1,075,567
		28,225,873
	Pipelines — 0.3%
25,628	Kinder Morgan, Inc.	450,284
5,915	ONEOK, Inc.	407,248
16,073	Williams Cos., Inc.	591,325
		1,448,857
	Professional, Scientific, and Technical Services — 0.4%
674	Charles River Laboratories International, Inc. (a)	132,832
757	EPAM Systems, Inc. (a)	195,450
1,666	Jacobs Solutions, Inc.	211,882
3,711	Match Group, Inc. (a)	120,162
4,044	Palo Alto Networks, Inc. (a)	1,193,344
		1,853,670
	Real Estate — 0.1%
4,097	CBRE Group, Inc., Class A (a)	323,499

	Real Estate Investment Trusts — 2.3%
2,061	Alexandria Real Estate Equities, Inc.	225,474
6,162	American Tower Corp.	1,286,502
1,851	AvalonBay Communities, Inc.	320,112
967	Federal Realty OP LP	92,435
1,855	Boston Properties, Inc.	105,605
1,413	Camden Property Trust	127,537
5,719	Crown Castle International Corp.	670,724
4,004	Digital Realty Trust, Inc.	555,675
1,239	Equinix, Inc.	1,009,797
4,514	Equity Residential	256,576
848	Essex Property Trust, Inc.	181,014
2,801	Extra Space Storage, Inc.	364,606
7,239	Healthpeak Properties, Inc.	125,380
9,472	Host Hotels & Resorts, Inc.	165,476
7,644	Invitation Homes, Inc.	255,004
3,854	Iron Mountain, Inc.	247,234
8,081	Kimco Realty Corp.	156,125
1,531	Mid-America Apartment Communities, Inc.	190,579
12,209	Prologis, Inc.	1,403,180

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
2,093	Public Storage	$541,585
9,373	Realty Income Corp.	505,767
2,173	Regency Centers Corp.	136,421
1,430	SBA Communications Corp.	353,153
4,334	Simon Property Group, Inc.	541,273
4,046	UDR, Inc.	135,136
5,303	Ventas, Inc.	243,090
13,302	VICI Properties, Inc.	397,597
6,841	Welltower, Inc.	609,533
9,662	Weyerhaeuser Co.	302,904
		11,505,494
	Retail — 4.8%
242	AutoZone, Inc. (a)	631,603
2,570	Best Buy Co., Inc.	182,316
2,094	CarMax, Inc. (a)	133,890
365	Chipotle Mexican Grill, Inc. (a)	803,821
5,863	Costco Wholesale Corp. (b)	3,475,235
1,599	Darden Restaurants, Inc.	250,196
2,908	Dollar General Corp.	381,297
2,754	Dollar Tree, Inc. (a)	340,367
465	Domino’s Pizza, Inc.	182,694
1,873	Genuine Parts Co.	248,697
13,278	Home Depot, Inc.	4,162,520
7,745	Lowe’s Cos., Inc. (b)	1,539,938
9,637	McDonald’s Corp.	2,716,092
800	O’Reilly Automotive, Inc. (a)	785,904
4,506	Ross Stores, Inc.	587,492
15,156	Starbucks Corp.	1,504,991
6,080	Target Corp.	813,565
15,190	TJX Cos., Inc.	1,338,391
1,439	Tractor Supply Co. (d)	292,131
660	Ulta Beauty, Inc. (a)	281,153
9,491	Walgreens Boots Alliance, Inc.	189,251
18,865	Walmart, Inc.	2,937,092
3,706	Yum! Brands, Inc.	465,288
		24,243,924
	Retail Trade — 0.0% (c)
3,007	Bath & Body Works, Inc.	98,089
1,630	Etsy, Inc. (a)	123,570
		221,659
	Semiconductors — 7.1%
21,330	Advanced Micro Devices, Inc. (a)(b)	2,584,343
6,632	Analog Devices, Inc.	1,216,176
11,101	Applied Materials, Inc. (b)	1,662,708

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
5,459	Broadcom, Inc. (b)	$5,053,560
55,348	Intel Corp.	2,474,055
1,808	KLA Corp.	984,673
1,765	Lam Research Corp.	1,263,599
7,199	Microchip Technology, Inc.	600,684
14,465	Micron Technology, Inc.	1,101,076
32,596	NVIDIA Corp.	15,245,149
1,291	Qorvo, Inc. (a)	124,581
14,772	QUALCOMM, Inc. (b)	1,906,327
2,115	Skyworks Solutions, Inc.	205,007
12,008	Texas Instruments, Inc. (b)	1,833,742
		36,255,680
	Shipbuilding — 0.0% (c)
524	Huntington Ingalls Industries, Inc.	124,198

	Software — 11.4%
6,024	Adobe, Inc. (a)	3,680,724
2,020	Akamai Technologies, Inc. (a)	233,371
1,150	ANSYS, Inc. (a)	337,364
2,831	Autodesk, Inc. (a)	618,375
1,556	Broadridge Financial Solutions, Inc.	301,584
3,593	Cadence Design Systems, Inc. (a)	981,859
3,261	Electronic Arts, Inc.	450,051
7,852	Fidelity National Information Services, Inc.	460,441
8,053	Fiserv, Inc. (a)	1,051,802
3,708	Intuit, Inc. (b)	2,118,974
964	Jack Henry & Associates, Inc.	152,977
98,251	Microsoft Corp. (b)	37,228,287
1,047	MSCI, Inc.	545,330
20,840	Oracle Corp.	2,421,816
4,246	Paychex, Inc.	517,885
644	Paycom Software, Inc.	116,989
12,871	salesforce.com, Inc. (a)	3,242,205
2,699	ServiceNow, Inc. (a)	1,850,812
2,013	Synopsys, Inc. (a)	1,093,522
2,102	Take-Two Interactive Software, Inc. (a)	332,536
552	Tyler Technologies, Inc. (a)	225,680
		57,962,584
	Telecommunications — 1.8%
3,316	Arista Networks, Inc. (a)	728,558
94,493	AT&T, Inc.	1,565,749
53,901	Cisco Systems, Inc.	2,607,730
10,083	Corning, Inc.	287,265
4,247	Juniper Networks, Inc.	120,827

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
2,215	Motorola Solutions, Inc.	$715,157
6,846	T-Mobile US, Inc. (a)	1,029,981
55,541	Verizon Communications, Inc.	2,128,887
		9,184,154
	Textiles — 0.0% (c)
677	Mohawk Industries, Inc. (a)	59,786

	Toys/Games/Hobbies — 0.0% (c)
1,681	Hasbro, Inc.	78,015

	Transportation — 1.3%
1,557	CH Robinson Worldwide, Inc.	127,752
26,517	CSX Corp.	856,499
1,957	Expeditors International of Washington, Inc.	235,505
3,064	FedEx Corp.	793,055
1,080	JB Hunt Transport Services, Inc.	200,092
3,004	Norfolk Southern Corp.	655,353
1,192	Old Dominion Freight Line, Inc.	463,759
8,057	Union Pacific Corp. (b)	1,815,000
9,567	United Parcel Service, Inc., Class B (b)	1,450,453
		6,597,468
	Utilities — 0.1%
4,252	Constellation Energy Corp.	514,662
1,410	First Solar, Inc. (a)	222,470
		737,132
	Water — 0.1%
2,558	American Water Works Co., Inc.	337,247

	Wholesale Trade — 0.0% (c)
516	Pool Corp.	179,217

	TOTAL COMMON STOCKS (Cost - $425,165,704)	504,982,722

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Contracts		Notional Amount	Value
	PURCHASED OPTIONS — 0.7% (a)(f)
	PURCHASED PUT OPTIONS — 0.7%
	S&P 500 Index (g)
370	Expiration: December 2023, Exercise Price: $4,500.00	$169,008,600	$640,100
375	Expiration: January 2024, Exercise Price: $4,300.00	171,292,500	600,000
375	Expiration: February 2024, Exercise Price: $4,475.00	171,292,500	2,146,875
	TOTAL PURCHASED OPTIONS (Cost - $10,403,589)		3,386,975
Shares
	SHORT TERM INVESTMENTS — 1.1%
	Money Market Funds — 1.1%
5,954,376	First American Treasury Obligations Fund, Class X, 5.28% (h)		5,954,376
	TOTAL SHORT TERM INVESTMENTS (Cost - $5,954,376)		5,954,376

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 0.1%
344,432	First American Government Obligations Fund, Class X, 5.21% (h)		344,432
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $344,432)		344,432

	TOTAL INVESTMENTS — 101.1% (Cost - $441,868,101)		514,668,505
	Liabilities in Excess of Other Assets — (1.1)%		(5,709,174)
	NET ASSETS — 100.0%		$508,959,331

Contracts		Notional Amount
	SCHEDULE OF WRITTEN OPTIONS - (1.4)% (a)(f)
	WRITTEN CALL OPTIONS - (1.2)%
	S&P 500 Index
375	Expiration: January 2024, Exercise Price $4,550.00	$171,292,500	3,838,125
375	Expiration: February 2024, Exercise Price $4,700.00	171,292,500	2,085,000
	TOTAL WRITTEN CALL OPTIONS (Premiums Received $3,777,881)		5,923,125

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Contracts		Notional Amount	Value
	WRITTEN PUT OPTIONS - (0.2)%
	S&P 500 Index
370	Expiration: December 2023, Exercise Price $4,175.00	$169,008,600	$62,900
375	Expiration: January 2024, Exercise Price $3,975.00	171,292,500	195,000
375	Expiration: February 2024, Exercise Price $4,200.00	171,292,500	806,250
	TOTAL WRITTEN PUT OPTIONS (Premiums Received $4,055,471)		1,064,150

	TOTAL OPTIONS WRITTEN (Premiums Received $7,833,352)		$6,987,275

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)

All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $39,349,039, which is 7.7% of total net assets.

(c)	Rounds to less than 0.1%.

(d)	All or a portion of this security is out on loan as of November 30, 2023.

(e)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.

(f)	Each option is exercisable into 100 shares of the underlying security.

(g)	Held in connection with a written option, see Schedule of Written Options for more details.

(h)	Interest rate reflects seven-day yield on November 30, 2023.

See accompanying notes to financial statements.

Horizon Multi-Factor U.S. Equity Fund PORTFOLIOS OF INVESTMENTS November 30, 2023

Shares		Value
	COMMON STOCKS — 98.7%
	Aerospace/Defense — 0.2%
1,157	Teledyne Technologies, Inc. (a)	$466,225

	Agriculture — 1.2%
34,320	Altria Group, Inc.	1,442,813
18,785	Philip Morris International, Inc.	1,753,767
		3,196,580
	Airlines — 0.2%
10,271	Delta Air Lines, Inc.	379,308
7,072	United Airlines Holdings, Inc. (a)	278,637
		657,945
	Auto Manufacturers — 0.6%
8,861	General Motors Co.	280,008
15,061	PACCAR, Inc.	1,382,901
		1,662,909
	Auto Parts & Equipment — 0.1%
7,729	BorgWarner, Inc.	260,390

	Banks — 2.3%
21,321	Bank of New York Mellon Corp.	1,030,231
6,012	Comerica, Inc.	271,863
12,908	Fifth Third Bancorp	373,687
22,206	JPMorgan Chase & Co.	3,465,912
24,121	KeyCorp	298,859
14,866	Truist Financial Corp.	477,793
7,576	Zions Bancorp NA	269,933
		6,188,278
	Beverages — 0.3%
4,301	Molson Coors Brewing Co., Class B	264,684
9,255	Monster Beverage Corp. (a)	510,413
		775,097
	Biotechnology — 3.2%
12,287	Amgen, Inc.	3,313,067
1,030	Biogen, Inc. (a)	241,102
27,637	Gilead Sciences, Inc.	2,116,994
1,321	Regeneron Pharmaceuticals, Inc. (a)	1,088,253
4,996	Vertex Pharmaceuticals, Inc. (a)	1,772,631
		8,532,047
	Building Materials — 0.4%
1,166	Martin Marietta Materials, Inc.	541,712
7,481	Masco Corp.	452,974
		994,686

See accompanying notes to financial statements.

Horizon Multi-Factor U.S. Equity Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Chemicals — 0.1%
5,845	CF Industries Holdings, Inc.	$439,252

	Commercial Services — 2.1%
1,999	Cintas Corp.	1,105,947
3,180	Ecolab, Inc.	609,701
2,359	FleetCor Technologies, Inc. (a)	567,340
2,247	Gartner, Inc. (a)	977,086
1,980	Moody’s Corp.	722,621
1,428	S&P Global, Inc.	593,805
2,167	United Rentals, Inc.	1,031,535
		5,608,035
	Computers — 2.8%
8,120	Accenture PLC, Class A	2,705,097
25,449	International Business Machines Corp.	4,035,193
9,362	NetApp, Inc.	855,593
		7,595,883
	Cosmetics/Personal Care — 1.9%
10,114	Colgate-Palmolive Co.	796,680
27,976	Procter & Gamble Co.	4,294,875
		5,091,555
	Distribution/Wholesale — 1.0%
12,404	Copart, Inc. (a)	622,929
13,164	Fastenal Co.	789,445
1,459	WW Grainger, Inc.	1,147,051
		2,559,425
	Diversified Financial Services — 4.9%
9,490	American Express Co.	1,620,607
7,112	Capital One Financial Corp.	794,126
3,051	CBOE Global Markets, Inc.	555,862
39,979	Visa, Inc.	10,261,810
		13,232,405
	Electric — 1.1%
4,127	Ameren Corp.	320,214
3,745	Consolidated Edison, Inc.	337,462
5,024	Evergy, Inc.	256,425
8,467	Exelon Corp.	326,064
3,503	Pinnacle West Capital Corp.	262,515
10,150	PPL Corp.	265,118
12,434	Public Service Enterprise Group, Inc.	776,255
5,692	Xcel Energy, Inc.	346,301
		2,890,354

See accompanying notes to financial statements.

Horizon Multi-Factor U.S. Equity Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Electrical Components & Equipment — 0.2%
5,363	Emerson Electric Co.	$476,771

	Environmental Control — 0.5%
8,261	Republic Services, Inc.	1,336,960

	Finance and Insurance — 0.6%
12,175	Arch Capital Group Ltd. (a)	1,018,926
8,441	Brown & Brown, Inc.	630,880
		1,649,806
	Food — 0.6%
6,292	Campbell Soup Co.	252,813
8,941	Kraft Heinz Co.	313,918
14,749	Kroger Co.	652,938
5,535	Sysco Corp.	399,461
		1,619,130
	Forest Products & Paper — 0.1%
10,475	International Paper Co.	386,946

	Gas — 0.1%
3,423	Atmos Energy Corp.	389,572

	Hand/Machine Tools — 0.2%
1,976	Snap-on, Inc.	542,787

	Health Care and Social Assistance — 0.3%
2,019	Molina Healthcare, Inc. (a)	738,066

	Healthcare Services — 6.0%
2,676	Anthem, Inc.	1,283,115
8,035	Centene Corp. (a)	592,019
3,262	DaVita, Inc. (a)	330,962
2,406	Humana, Inc.	1,166,573
22,844	UnitedHealth Group, Inc.	12,632,047
1,985	Universal Health Services, Inc., Class B	272,898
		16,277,614
	Home Builders — 1.2%
7,921	DR Horton, Inc.	1,011,274
8,222	Lennar Corp., Class A	1,051,758
100	NVR, Inc. (a)	615,539
7,833	PulteGroup, Inc.	692,594
		3,371,165
	Household Products/Wares — 0.2%
4,936	Kimberly-Clark Corp.	610,731

See accompanying notes to financial statements.

Horizon Multi-Factor U.S. Equity Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Information — 0.3%
3,357	CoStar Group, Inc. (a)	$278,765
1,087	FactSet Research Systems, Inc.	492,911
		771,676
	Insurance — 6.9%
2,393	Assurant, Inc.	402,072
37,293	Berkshire Hathaway, Inc., Class B (a)	13,425,480
1,536	Everest Re Group Ltd.	630,605
10,147	Hartford Financial Services Group, Inc.	793,089
7,923	Loews Corp.	556,908
16,572	Progressive Corp.	2,718,305
		18,526,459
	Internet — 11.2%
99,313	Alphabet, Inc., Class A (a)(c)	13,161,952
610	Booking Holdings, Inc. (a)	1,906,677
11,843	eBay, Inc.	485,681
4,836	Expedia Group, Inc. (a)	658,567
3,381	F5 Networks, Inc. (a)	578,793
40,766	Meta Platforms, Inc., Class A (a)	13,336,597
		30,128,267
	Iron/Steel — 0.2%
3,539	Nucor Corp.	601,524

	Leisure Time — 0.3%
7,465	Royal Caribbean Cruises Ltd. (a)	802,189

	Lodging — 0.3%
5,297	Hilton Worldwide Holdings, Inc.	887,353

	Machinery - Construction & Mining — 0.9%
9,920	Caterpillar, Inc.	2,487,142

	Manufacturing — 1.8%
3,158	Bunge Global SA	346,970
22,613	General Electric Co.	2,754,263
1,107	Hubbell, Inc.	332,100
2,019	Linde PLC	835,402
4,524	Steel Dynamics, Inc.	538,944
		4,807,679
	Media — 2.3%
3,521	Charter Communications, Inc., Class A (a)	1,408,858
103,672	Comcast Corp., Class A	4,342,820
11,707	Fox Corp., Class A	345,825
		6,097,503

See accompanying notes to financial statements.

Horizon Multi-Factor U.S. Equity Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Miscellaneous Manufacturing — 1.3%
3,555	Eaton Corp PLC	$809,438
3,298	Parker-Hannifin Corp.	1,428,628
4,825	Textron, Inc.	369,884
4,156	Trane Technologies PLC	936,804
		3,544,754
	Oil & Gas — 3.2%
22,542	Cabot Oil & Gas Corp.	591,727
18,380	ConocoPhillips	2,124,177
3,663	Diamondback Energy, Inc.	565,604
8,485	EOG Resources, Inc.	1,044,249
10,350	Marathon Petroleum Corp.	1,544,117
12,205	Phillips 66	1,573,102
8,892	Valero Energy Corp.	1,114,701
		8,557,677
	Packaging & Containers — 0.2%
3,090	Packaging Corp of America	519,151

	Pharmaceuticals — 6.1%
16,092	AbbVie, Inc.	2,291,340
5,592	AmerisourceBergen Corp.	1,137,245
6,990	Cardinal Health, Inc.	748,489
7,575	Cigna Corp.	1,991,316
14,357	Eli Lilly & Co.	8,485,561
3,008	McKesson Corp.	1,415,445
27,987	Viatris, Inc.	256,921
		16,326,317
	Professional, Scientific, and Technical Services — 0.3%
1,418	Charles River Laboratories International, Inc. (a)	279,459
3,209	Jacobs Solutions, Inc.	408,121
		687,580
	Real Estate Investment Trusts — 1.2%
1,665	AvalonBay Communities, Inc.	287,945
2,748	Federal Realty OP LP	262,681
21,460	Host Hotels & Resorts, Inc.	374,906
13,925	Kimco Realty Corp.	269,031
2,119	Mid-America Apartment Communities, Inc.	263,773
5,187	Realty Income Corp.	279,891
6,048	Simon Property Group, Inc.	755,335
8,901	VICI Properties, Inc.	266,051
4,625	Welltower, Inc.	412,087
		3,171,700

See accompanying notes to financial statements.

Horizon Multi-Factor U.S. Equity Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Retail — 7.6%
426	Chipotle Mexican Grill, Inc. (a)	$938,159
1,963	Darden Restaurants, Inc.	307,151
12,457	Home Depot, Inc.	3,905,145
1,399	O’Reilly Automotive, Inc. (a)	1,374,350
7,961	Ross Stores, Inc.	1,037,955
27,677	TJX Cos., Inc.	2,438,620
767	Ulta Beauty, Inc. (a)	326,734
64,544	Walmart, Inc.	10,048,855
		20,376,969
	Semiconductors — 8.6%
3,513	Analog Devices, Inc.	644,214
17,801	Applied Materials, Inc.	2,666,234
7,489	Broadcom, Inc.	6,932,792
13,376	Microchip Technology, Inc.	1,116,094
20,239	NVIDIA Corp.	9,465,780
14,161	QUALCOMM, Inc.	1,827,477
4,840	Skyworks Solutions, Inc.	469,141
		23,121,732
	Shipbuilding — 0.1%
1,307	Huntington Ingalls Industries, Inc.	309,785

	Software — 8.6%
6,667	Adobe, Inc. (a)	4,073,604
5,991	Akamai Technologies, Inc. (a)	692,140
3,581	Broadridge Financial Solutions, Inc.	694,069
4,811	Cadence Design Systems, Inc. (a)	1,314,702
10,988	Fiserv, Inc. (a)	1,435,143
36,269	Microsoft Corp.	13,742,687
2,052	Synopsys, Inc. (a)	1,114,708
		23,067,053
	Telecommunications — 4.0%
5,384	Arista Networks, Inc. (a)	1,182,919
113,905	Cisco Systems, Inc.	5,510,724
17,517	Juniper Networks, Inc.	498,359
23,468	T-Mobile US, Inc. (a)	3,530,760
		10,722,762
	Transportation — 0.9%
27,813	CSX Corp.	898,360
3,921	Expeditors International of Washington, Inc.	471,853
4,469	FedEx Corp.	1,156,711
		2,526,924
	TOTAL COMMON STOCKS (Cost - $249,238,846)	265,592,810

See accompanying notes to financial statements.

Horizon Multi-Factor U.S. Equity Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	SHORT TERM INVESTMENTS — 1.0%
	Money Market Funds — 1.0%
2,623,939	First American Treasury Obligations Fund, Class X, 5.28% (b)	$2,623,939
	TOTAL SHORT TERM INVESTMENTS (Cost - $2,623,939)	2,623,939

	TOTAL INVESTMENTS — 99.7% (Cost - $251,862,785)	268,216,749
	Other Assets in Excess of Liabilities — 0.3%	827,242
	NET ASSETS — 100.0%	$269,043,991

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Interest rate reflects seven-day yield on November 30, 2023.

(c)	All or a portion of the security is segregated as collateral at the broker on November 30, 2023. The value of the securities segregated as collateral is $2,650,600, which is 0.98% of total net assets.

See accompanying notes to financial statements.

Horizon Defensive Core Fund PORTFOLIOS OF INVESTMENTS November 30, 2023

Shares		Value
	COMMON STOCKS — 99.6%
	Accommodation and Food Services — 0.0% (a)
463	Vail Resorts, Inc.	$100,615

	Administrative and Support and Waste Management and Remediation Services — 0.2%
286	Fair Isaac Corp. (b)	311,054
2,218	TransUnion	130,241
		441,295
	Advertising — 0.1%
4,429	Interpublic Group of Cos., Inc.	136,147
2,290	Omnicom Group, Inc.	184,643
		320,790
	Aerospace/Defense — 0.2%
2,173	L3Harris Technologies, Inc.	414,630

	Airlines — 0.0% (a)
1,845	Delta Air Lines, Inc.	68,136

	Apparel — 0.7%
14,147	NIKE, Inc., Class B	1,559,990
3,788	VF Corp.	63,373
		1,623,363
	Auto Manufacturers — 0.2%
1,625	Cummins, Inc.	364,260

	Auto Parts & Equipment — 0.2%
3,248	Aptiv PLC (b)	269,064
2,692	BorgWarner, Inc.	90,694
		359,758
	Banks — 1.5%
8,942	Bank of New York Mellon Corp.	432,077
5,552	Citizens Financial Group, Inc.	151,403
16,545	Huntington Bancshares, Inc.	186,297
14,379	Morgan Stanley	1,140,830
2,390	Northern Trust Corp.	189,407
4,577	PNC Financial Services Group, Inc.	613,135
10,769	Regions Financial Corp.	179,627
3,836	State Street Corp.	279,338
15,283	Truist Financial Corp.	491,196
		3,663,310
	Beverages — 2.3%
47,163	Coca-Cola Co.	2,756,206

See accompanying notes to financial statements.

Horizon Defensive Core Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
15,802	PepsiCo, Inc.	$2,659,318
		5,415,524
	Biotechnology — 1.4%
6,128	Amgen, Inc.	1,652,354
1,660	Biogen, Inc. (b)	388,573
14,313	Gilead Sciences, Inc.	1,096,376
1,815	Illumina, Inc. (b)	185,039
		3,322,342
	Building Materials — 0.6%
9,578	Carrier Global Corp.	497,673
1,456	Fortune Brands Innovations, Inc.	99,634
7,881	Johnson Controls International PLC	416,117
710	Martin Marietta Materials, Inc.	329,859
2,584	Masco Corp.	156,461
		1,499,744
	Chemicals — 0.7%
2,928	International Flavors & Fragrances, Inc.	220,712
2,987	LyondellBasell Industries NV, Class A	284,064
2,704	PPG Industries, Inc.	383,941
2,814	Sherwin-Williams Co.	784,543
		1,673,260
	Commercial Services — 2.4%
4,746	Automatic Data Processing, Inc.	1,091,200
1,051	Cintas Corp.	581,466
2,942	Ecolab, Inc.	564,070
906	Gartner, Inc. (b)	393,965
432	MarketAxess Holdings, Inc.	103,732
1,894	Moody’s Corp.	691,234
1,664	Quanta Services, Inc.	313,348
1,237	Robert Half, Inc.	101,409
3,765	S&P Global, Inc.	1,565,600
788	United Rentals, Inc.	375,104
		5,781,128
	Computers — 2.1%
7,241	Accenture PLC, Class A	2,412,267
14,822	Hewlett Packard Enterprise Co.	250,640
10,182	HP, Inc.	298,740
10,424	International Business Machines Corp.	1,652,829
2,437	NetApp, Inc.	222,717
3,673	Western Digital Corp. (b)	177,443
		5,014,636
	Cosmetics/Personal Care — 2.0%
9,049	Colgate-Palmolive Co.	712,790

See accompanying notes to financial statements.

Horizon Defensive Core Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
27,067	Procter & Gamble Co.	$4,155,326
		4,868,116
	Distribution/Wholesale — 0.4%
6,556	Fastenal Co.	393,163
3,069	LKQ Corp.	136,663
517	WW Grainger, Inc.	406,460
		936,286
	Diversified Financial Services — 6.3%
7,249	American Express Co.	1,237,912
1,194	Ameriprise Financial, Inc.	422,091
1,718	BlackRock, Inc.	1,290,613
1,210	CBOE Global Markets, Inc.	220,450
17,245	Charles Schwab Corp.	1,057,463
2,914	Discover Financial Services	271,002
3,448	Franklin Resources, Inc.	85,511
6,563	Intercontinental Exchange, Inc.	747,132
3,941	Invesco, Ltd.	56,238
9,718	MasterCard, Inc., Class A	4,021,600
3,943	Nasdaq, Inc.	220,177
2,308	Raymond James Financial, Inc.	242,686
4,917	Synchrony Financial	159,114
2,577	T. Rowe Price Group, Inc.	258,035
18,580	Visa, Inc., Class A	4,769,114
		15,059,138
	Electric — 0.9%
3,345	CMS Energy Corp.	189,862
3,975	Consolidated Edison, Inc.	358,187
4,391	Edison International	294,153
4,002	Eversource Energy	237,759
11,406	Exelon Corp.	439,245
7,218	Sempra Energy	525,976
		2,045,182
	Electrical Components & Equipment — 0.3%
6,560	Emerson Electric Co.	583,184

	Electronics — 0.7%
3,393	Agilent Technologies, Inc.	433,625
1,010	Allegion PLC	107,151
4,060	Fortive Corp.	280,059
2,048	Keysight Technologies, Inc. (b)	278,303
253	Mettler-Toledo International, Inc. (b)	276,258
677	Waters Corp. (b)	189,973
		1,565,369

See accompanying notes to financial statements.

Horizon Defensive Core Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Environmental Control — 0.4%
1,894	Pentair PLC	$122,239
4,670	Waste Management, Inc.	798,523
		920,762
	Finance and Insurance — 1.0%
3,109	Ally Financial, Inc.	90,845
2,841	Aramark	79,576
4,274	Arch Capital Group Ltd. (b)	357,691
4,083	Equitable Holdings, Inc.	125,307
892	LPL Financial Holdings, Inc.	198,292
518	MercadoLibre, Inc. (b)	839,398
17,571	US Bancorp	669,807
2,003	Webster Financial Corp.	89,835
		2,450,751
	Food — 0.8%
2,222	Campbell Soup Co.	89,280
5,473	Conagra Brands, Inc.	154,831
6,708	General Mills, Inc.	427,031
3,448	Hormel Foods Corp.	105,474
1,216	J.M. Smucker Co.	133,432
3,147	Kellogg Co.	165,344
7,827	Kroger Co.	346,501
1,673	Lamb Weston Holdings, Inc.	167,350
2,882	McCormick & Co., Inc. NV	186,840
		1,776,083
	Forest Products & Paper — 0.1%
3,784	International Paper Co.	139,781

	Gas — 0.1%
1,657	Atmos Energy Corp.	188,583

	Health Care and Social Assistance — 0.1%
668	Molina Healthcare, Inc. (b)	244,194

	Healthcare Products — 1.8%
834	Align Technology, Inc. (b)	178,309
567	Cooper Cos., Inc.	191,034
8,044	Danaher Corp.	1,796,306
2,439	Dentsply Sirona, Inc.	77,438
6,962	Edwards Lifesciences Corp. (b)	471,397
2,831	Hologic, Inc. (b)	201,850
953	IDEXX Laboratories, Inc. (b)	443,926
1,133	STERIS PLC	227,665
539	Teleflex, Inc.	121,647

See accompanying notes to financial statements.

Horizon Defensive Core Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
853	West Pharmaceutical Services, Inc.	$299,198
2,396	Zimmer Biomet Holdings, Inc.	278,679
		4,287,449
	Healthcare Services — 1.3%
2,721	Anthem, Inc.	1,304,692
624	DaVita, Inc. (b)	63,311
2,371	HCA Healthcare, Inc.	593,888
1,434	Humana, Inc.	695,289
1,016	Laboratory Corp. of America Holdings	220,381
1,284	Quest Diagnostics, Inc.	176,204
		3,053,765
	Home Builders — 0.2%
30	NVR, Inc. (b)	184,662
2,563	PulteGroup, Inc.	226,620
		411,282
	Home Furnishings — 0.0% (a)
628	Whirlpool Corp.	68,389

	Household Products/Wares — 0.5%
925	Avery Dennison Corp.	179,912
2,804	Church & Dwight Co., Inc.	270,950
1,419	Clorox Co.	203,414
3,872	Kimberly-Clark Corp.	479,083
		1,133,359
	Information — 0.6%
1,691	Ceridian HCM Holding, Inc. (b)	116,510
2,323	DocuSign, Inc. (b)	100,121
437	FactSet Research Systems, Inc.	198,162
540	HubSpot, Inc. (b)	266,722
2,824	Liberty Global Ltd., Class C (b)	47,556
1,290	PTC, Inc. (b)	202,995
8,879	Sirius XM Holdings, Inc.	41,554
1,804	Splunk, Inc. (b)	273,378
1,975	Twilio, Inc., Class A (b)	127,743
3,001	ZoomInfo Technologies, Inc. (b)	43,124
		1,417,865
	Insurance — 2.1%
6,589	Aflac, Inc.	544,976
3,017	Allstate Corp.	415,954
610	Assurant, Inc.	102,492
3,561	Hartford Financial Services Group, Inc.	278,328
5,680	Marsh & McLennan Cos., Inc.	1,132,706
2,784	Principal Financial Group, Inc.	205,543

See accompanying notes to financial statements.

Horizon Defensive Core Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
6,717	Progressive Corp.	$1,101,789
4,187	Prudential Financial, Inc.	409,405
2,652	Travelers Cos., Inc.	479,004
1,221	Willis Towers Watson PLC	300,732
		4,970,929
	Internet — 7.9%
68,250	Alphabet, Inc., Class A (b)	9,045,172
60,734	Alphabet, Inc., Class C (b)	8,133,497
424	Booking Holdings, Inc. (b)	1,325,297
6,141	eBay, Inc.	251,842
6,619	Gen Digital, Inc.	146,148
		18,901,956
	Iron/Steel — 0.2%
2,883	Nucor Corp.	490,024

	Lodging — 0.2%
3,037	Hilton Worldwide Holdings, Inc.	508,758

	Machinery - Construction & Mining — 0.6%
5,913	Caterpillar, Inc.	1,482,507

	Machinery - Diversified — 0.8%
1,605	Dover Corp.	226,562
867	IDEX Corp.	174,856
4,644	Ingersoll Rand, Inc.	331,721
4,743	Otis Worldwide Corp.	406,902
1,320	Rockwell Automation, Inc.	363,581
2,747	Xylem, Inc.	288,792
		1,792,414
	Management of Companies and Enterprises — 0.1%
7,493	Rivian Automotive, Inc., Class A (b)	125,583

	Manufacturing — 6.3%
7,745	Avantor, Inc. (b)	164,039
805	Axon Enterprise, Inc. (b)	185,045
1,809	Bio-Techne Corp.	113,786
1,472	Builders FirstSource, Inc. (b)	197,410
1,729	Bunge Global SA	189,965
1,834	Darling Ingredients, Inc. (b)	80,457
300	Deckers Outdoor Corp. (b)	199,191
713	Generac Holdings, Inc. (b)	83,471
1,932	Graco, Inc.	156,067
1,768	HF Sinclair Corp.	92,785
800	Insulet Corp. (b)	151,272
736	Jazz Pharmaceuticals PLC (b)	87,017

See accompanying notes to financial statements.

Horizon Defensive Core Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
10,472	Keurig Dr Pepper, Inc.	$330,601
677	Lear Corp.	90,549
366	Lennox International, Inc.	148,837
5,622	Linde PLC	2,326,215
1,330	Lululemon Athletica, Inc. (b)	594,244
9,879	Marvell Technology, Inc.	550,557
2,982	NXP Semiconductors NV	608,566
1,034	Owens Corning	140,190
607	Repligen Corp. (b)	95,451
2,136	Seagate Technology Holdings PLC	168,958
1,844	Steel Dynamics, Inc.	219,676
32,798	Tesla, Inc. (b)	7,874,144
1,190	Toro Co.	98,770
2,845	Trimble, Inc. (b)	132,008
		15,079,271
	Media — 1.7%
47,761	Comcast Corp., Class A	2,000,708
3,090	Fox Corp., Class A	91,279
1,623	Fox Corp., Class B	44,892
21,003	Walt Disney Co. (b)	1,946,768
		4,083,647
	Mining — 0.2%
13,221	Newmont Goldcorp Corp.	531,352

	Mining, Quarrying, and Oil and Gas Extraction — 0.1%
2,467	Targa Resources Corp.	223,140

	Miscellaneous Manufacturing — 1.3%
6,329	3M Co.	627,014
4,577	Eaton Corp PLC	1,042,137
3,487	Illinois Tool Works, Inc.	844,586
2,619	Trane Technologies PLC	590,349
		3,104,086
	Oil & Gas — 0.8%
4,872	Marathon Petroleum Corp.	726,854
5,267	Phillips 66	678,863
4,152	Valero Energy Corp.	520,495
		1,926,212
	Oil & Gas Services — 0.7%
11,634	Baker Hughes Co.	392,647
10,355	Halliburton Co.	383,446
16,373	Schlumberger, Ltd. NV	852,051
		1,628,144

See accompanying notes to financial statements.

Horizon Defensive Core Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Packaging & Containers — 0.2%
16,886	Amcor PLC	$160,079
3,610	Ball Corp.	199,597
2,938	Westrock Co.	120,958
		480,634
	Pharmaceuticals — 7.0%
239	ABIOMED, Inc. (c)	—
1,971	AmerisourceBergen Corp.	400,842
24,128	Bristol-Myers Squibb Co.	1,191,441
3,396	Cigna Corp.	892,741
4,445	DexCom, Inc. (b)	513,486
9,263	Eli Lilly & Co.	5,474,804
27,646	Johnson & Johnson	4,275,730
29,128	Merck & Co., Inc.	2,985,037
5,301	Zoetis, Inc., Class A	936,528
		16,670,609
	Pipelines — 0.6%
23,135	Kinder Morgan, Inc.	406,482
6,682	ONEOK, Inc.	460,056
13,981	Williams Cos., Inc.	514,361
		1,380,899
	Professional, Scientific, and Technical Services — 0.5%
1,516	AECOM	134,712
3,879	Clarivate PLC (b)	30,101
511	Paylocity Holding Corp. (b)	80,058
11,664	Snap, Inc., Class A (b)	161,313
2,361	Workday, Inc., Class A (b)	639,170
1,003	Zscaler, Inc. (b)	198,123
		1,243,477
	Real Estate — 0.1%
3,571	CBRE Group, Inc., Class A (b)	281,966

	Real Estate Investment Trusts — 2.4%
5,350	American Tower Corp.	1,116,973
5,667	Annaly Capital Management, Inc.	102,403
1,710	Boston Properties, Inc.	97,350
4,973	Crown Castle International Corp.	583,233
3,343	Digital Realty Trust, Inc.	463,942
1,074	Equinix, Inc.	875,321
6,280	Healthpeak Properties, Inc.	108,770
3,346	Iron Mountain, Inc.	214,646
10,604	Prologis, Inc.	1,218,718
1,243	SBA Communications Corp.	306,971

See accompanying notes to financial statements.

Horizon Defensive Core Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
5,705	Welltower, Inc.	$508,315
8,411	Weyerhaeuser Co.	263,685
		5,860,327
	Retail — 4.7%
208	AutoZone, Inc. (b)	542,866
2,251	Best Buy Co., Inc.	159,686
1,817	CarMax, Inc. (b)	116,179
1,613	Genuine Parts Co.	214,174
11,551	Home Depot, Inc.	3,621,123
6,727	Lowe’s Cos., Inc.	1,337,529
8,380	McDonald’s Corp.	2,361,819
5,299	Target Corp.	709,059
13,190	TJX Cos., Inc.	1,162,171
1,257	Tractor Supply Co.	255,184
571	Ulta Beauty, Inc. (b)	243,240
3,217	Yum! Brands, Inc.	403,894
		11,126,924
	Retail Trade — 0.1%
745	Burlington Stores, Inc. (b)	126,345

	Semiconductors — 8.2%
9,652	Applied Materials, Inc.	1,445,677
47,877	Intel Corp.	2,140,102
1,544	Lam Research Corp.	1,105,380
28,359	NVIDIA Corp.	13,263,504
10,419	Texas Instruments, Inc.	1,591,086
		19,545,749
	Software — 19.2%
5,231	Adobe, Inc. (b)	3,196,193
1,746	Akamai Technologies, Inc. (b)	201,715
994	ANSYS, Inc. (b)	291,600
2,454	Autodesk, Inc. (b)	536,027
1,353	Broadridge Financial Solutions, Inc.	262,239
3,130	Cadence Design Systems, Inc. (b)	855,335
2,967	Electronic Arts, Inc.	409,476
6,795	Fidelity National Information Services, Inc.	398,459
7,086	Fiserv, Inc. (b)	925,503
3,214	Intuit, Inc.	1,836,672
81,089	Microsoft Corp.	30,725,433
3,725	Paychex, Inc.	454,338
11,179	salesforce.com, Inc. (b)	2,815,990
2,336	ServiceNow, Inc. (b)	1,601,889
1,745	Synopsys, Inc. (b)	947,936
1,945	Take-Two Interactive Software, Inc. (b)	307,699
		45,766,504

See accompanying notes to financial statements.

Horizon Defensive Core Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	Telecommunications — 0.8%
48,262	Verizon Communications, Inc.	$1,849,882

	Toys/Games/Hobbies — 0.0% (a)
1,512	Hasbro, Inc.	70,172

	Transportation — 2.1%
1,335	CH Robinson Worldwide, Inc.	109,537
23,507	CSX Corp.	759,276
1,752	Expeditors International of Washington, Inc.	210,836
951	JB Hunt Transport Services, Inc.	176,192
2,614	Norfolk Southern Corp.	570,270
1,130	Old Dominion Freight Line, Inc.	439,638
6,994	Union Pacific Corp.	1,575,538
8,315	United Parcel Service, Inc., Class B	1,260,637
		5,101,924
	Transportation and Warehousing — 0.0% (a)
1,845	Knight-Swift Transportation Holdings, Inc., Class A	99,224

	Utilities — 0.3%
2,789	Cheniere Energy, Inc.	508,016
2,881	Essential Utilities, Inc.	102,593
		610,609
	Water — 0.1%
2,232	American Water Works Co., Inc.	294,267

	Wholesale Trade — 0.2%
2,345	Ferguson PLC	401,792
448	Pool Corp.	155,600
		557,392
	TOTAL COMMON STOCKS (Cost - $207,777,043)	237,127,256

See accompanying notes to financial statements.

Horizon Defensive Core Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
	SHORT TERM INVESTMENTS — 0.0% (a)
	Money Market Funds — 0.0% (a)
546	First American Treasury Obligations Fund, Class X, 5.28% (d)	$546
	TOTAL SHORT TERM INVESTMENTS (Cost - $546)	546

	TOTAL INVESTMENTS — 99.6% (Cost - $207,777,589)	237,127,802
	Other Assets in Excess of Liabilities — 0.4%	1,031,119
	NET ASSETS — 100.0%	$238,158,921

Percentages are stated as a percent of net assets.

(a)	Rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.

(d)	Interest rate reflects the seven-day yield on November 30, 2023.

See accompanying notes to financial statements.

Horizon Tactical Fixed Income Fund PORTFOLIOS OF INVESTMENTS November 30, 2023

Shares		Value
	INVESTMENT COMPANIES — 99.6%
	Exchange Traded Funds — 99.6%
84,719	iShares iBoxx Investment Grade Corporate Bond ETF	$9,004,783
162,729	iShares JP Morgan USD Emerging Markets Bond ETF	13,973,539
894,225	iShares Preferred & Income Securities ETF (c)	27,416,938
476,624	SPDR Blackstone Senior Loan ETF (c)	19,941,948
44,384	SPDR Bloomberg 1-3 Month T-Bill ETF	4,076,227
72,771	SPDR Bloomberg Convertible Securities ETF	4,976,081
1,612,245	VanEck Fallen Angel High Yield Bond ETF (a)	45,441,125
100,661	Vanguard Total International Bond ETF	4,955,541
1,028,370	Xtrackers USD High Yield Corporate Bond ETF (c)	35,725,574
	TOTAL INVESTMENT COMPANIES (Cost - $162,803,727)	165,511,756

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 29.2%
48,425,662	First American Government Obligations Fund, Class X, 5.21% (b)	48,425,662
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $48,425,662)	48,425,662

	SHORT TERM INVESTMENTS — 0.3%
	Money Market Funds — 0.3%
447,398	First American Treasury Obligations Fund, Class X, 5.28% (b)	447,398
	TOTAL SHORT TERM INVESTMENTS (Cost - $447,398)	447,398

	TOTAL INVESTMENTS — 129.1% (Cost - $211,676,787)	214,384,816
	Liabilities in Excess of Other Assets — (29.1)%	(48,314,756)
	NET ASSETS — 100.0%	$166,070,060

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Interest rate reflects the seven-day yield on November 30, 2023.

(c)	All or a portion of this security is out on loan as of November 30, 2023.

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund PORTFOLIOS OF INVESTMENTS November 30, 2023

Shares		Value
	COMMON STOCKS — 99.3%
	Accommodation and Food Services — 3.5%
896	Boyd Gaming Corp.	$52,909
582	Casey’s General Stores, Inc.	160,283
407	Dave & Buster’s Entertainment, Inc. (a)	16,703
539	Manhattan Associates, Inc. (a)	120,224
912	Marcus Corp.	12,686
203	Monarch Casino & Resort, Inc.	12,765
468	Texas Roadhouse, Inc.	52,678
609	Yelp, Inc. (a)	26,619
		454,867
	Administrative and Support and Waste Management and Remediation Services — 3.8%
233	Alarm.com Holdings, Inc. (a)	12,694
538	ASGN, Inc. (a)	48,011
500	Clean Harbors, Inc. (a)	80,830
103	CorVel Corp. (a)	21,512
619	Cross Country Healthcare, Inc. (a)	12,547
529	EVERTEC, Inc.	19,557
266	Fair Isaac Corp. (a)	289,302
619	Kelly Services, Inc. Class A	12,869
		497,322
	Agriculture, Forestry, Fishing and Hunting — 0.5%
417	Andersons Inc.	20,791
852	Cal-Maine Foods, Inc.	40,828
		61,619
	Commercial Services — 0.9%
2,694	H&R Block, Inc.	122,361

	Computers — 0.1%
331	Teradata Corp. (a)	15,640

	Construction — 8.5%
513	Comfort Systems USA, Inc.	99,307
766	EMCOR Group, Inc.	162,790
607	Green Brick Partners, Inc. (a)	28,802
442	Installed Building Products, Inc.	66,525
1,479	KB Home	77,056
530	M/I Homes, Inc. (a)	55,920
1,122	MDC Holdings, Inc.	49,660
682	Meritage Homes Corp.	96,367
247	St Joe Co.	12,703
1,619	Taylor Morrison Home Corp. (a)	73,017
2,084	Toll Brothers, Inc.	178,995

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
546	TopBuild Corp. (a)	$161,496
1,201	Tri Pointe Homes, Inc. (a)	35,045
		1,097,683
	Diversified Financial Services — 0.7%
278	Affiliated Managers Group, Inc.	37,683
844	Navient Corp.	14,458
3,813	Western Union Co.	44,345
		96,486
	Educational Services — 1.4%
417	Adtalem Global Education, Inc. (a)	23,757
52	Graham Holdings Co., Class B	32,612
413	Grand Canyon Education, Inc. (a)	56,465
1,133	Perdoceo Education Corp.	19,737
757	Stride, Inc. (a)	45,859
		178,430
	Electrical Components & Equipment — 0.7%
514	Acuity Brands, Inc.	92,140

	Electronics — 0.6%
2,162	Vontier Corp.	72,924

	Finance and Insurance — 18.4%
875	Ambac Financial Group, Inc. (a)	12,906
571	Ameris Bancorp	24,313
1,364	Associated Banc-Corp	24,197
256	Assured Guaranty Ltd.	17,385
620	Bancorp Inc. (a)	24,186
1,281	Bank OZK	53,623
2,122	Cadence Bank	53,156
1,099	Cathay General Bancorp	40,311
740	Central Pacific Financial Corp.	13,002
125	Chemed Corp.	70,875
211	City Holding Co.	20,313
2,364	East West Bancorp, Inc.	148,743
311	Enova International, Inc. (a)	12,813
635	Essent Group Ltd.	30,696
348	Evercore, Inc., Class A	51,347
391	FB Financial Corp.	13,122
1,441	First Hawaiian, Inc.	28,316
3,698	FNB Corp/PA	44,339
1,018	Frontdoor, Inc. (a)	34,948
2,760	Fulton Financial Corp.	39,275
1,295	Hope Bancorp, Inc.	12,691
363	Independent Bank Corp.	20,698

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
1,559	Interactive Brokers Group, Inc., Class A	$121,353
922	International Bancshares Corp.	41,370
3,995	MGIC Investment Corp.	70,272
1,079	Mr Cooper Group, Inc. (a)	65,301
1,339	NMI Holdings, Inc., Class A (a)	36,823
606	OFG Bancorp	20,337
2,774	Old National Bancorp/IN	41,305
4,482	Old Republic International Corp.	131,367
832	Pinnacle Financial Partners, Inc.	60,378
234	Preferred Bank/Los Angeles CA	14,421
597	Primerica, Inc.	125,078
1,379	RE/MAX Holdings, Inc., Class A	12,687
1,198	Reinsurance Group of America, Inc.	195,346
646	RenaissanceRe Holdings Ltd.	138,477
454	S&T Bancorp, Inc.	12,707
918	Selective Insurance Group, Inc.	93,351
3,066	SiriusPoint Ltd. (a)	32,745
770	Universal Insurance Holdings, Inc.	13,059
1,718	Voya Financial, Inc.	122,854
1,868	Webster Financial Corp.	83,780
434	Westamerica BanCorp	22,008
1,083	Wintrust Financial Corp.	92,781
113	World Acceptance Corp. (a)	12,594
501	WSFS Financial Corp.	19,324
		2,370,973
	Health Care and Social Assistance — 2.1%
145	Addus HomeCare Corp. (a)	12,644
377	Apollo Medical Holdings, Inc. (a)	12,528
885	Encompass Health Corp.	57,675
631	Ensign Group Inc.	67,561
509	HealthStream, Inc.	12,725
497	Option Care Health, Inc. (a)	14,786
915	Pennant Group Inc. (a)	12,554
380	Progyny, Inc. (a)	13,057
1,016	Tenet Healthcare Corp. (a)	70,114
		273,644
	Healthcare-Products — 0.2%
894	Patterson Cos., Inc.	22,717

	Information — 1.6%
470	ACI Worldwide, Inc. (a)	12,568
202	Cogent Communications Holdings, Inc.	12,900
606	Frontier Communications Parent, Inc. (a)	13,265
153	Integer Holdings Corp. (a)	13,345

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
389	LiveRamp Holdings, Inc. (a)	$12,899
1,078	New York Times Co., Class A	50,655
240	Progress Software Corp.	12,927
254	Qualys, Inc. (a)	46,949
210	Spire, Inc.	12,812
671	Telephone and Data Systems, Inc.	13,219
		201,539
	Management of Companies and Enterprises — 0.1%
659	Veritex Holdings, Inc.	12,613

	Manufacturing — 30.1% (b)
151	Alamo Group, Inc.	27,739
261	American Woodmark Corp. (a)	18,896
747	Amkor Technology, Inc.	21,043
444	Amphastar Pharmaceuticals, Inc. (a)	25,006
257	ANI Pharmaceuticals, Inc. (a)	12,801
289	Apogee Enterprises, Inc.	13,034
366	AZZ, Inc.	17,996
122	Badger Meter, Inc.	17,979
1,638	BellRing Brands, Inc. (a)	86,650
579	Boise Cascade Co.	63,285
774	Brady Corp., Class A	43,553
909	Catalyst Pharmaceuticals, Inc. (a)	13,117
165	Cirrus Logic, Inc. (a)	12,525
365	Clearwater Paper Corp. (a)	12,801
152	Coca-Cola Consolidated, Inc.	111,647
390	Cohu, Inc. (a)	12,375
500	Collegium Pharmaceutical, Inc. (a)	12,815
734	Commercial Metals Co.	33,272
429	Crane Co.	45,337
327	CTS Corp.	12,671
490	Curtiss-Wright Corp.	104,811
286	Deckers Outdoor Corp. (a)	189,895
185	Diodes, Inc. (a)	12,288
714	Dorian LPG Ltd.	30,245
413	Eagle Materials, Inc.	74,774
117	elf Beauty, Inc. (a)	13,817
183	Encore Wire Corp.	33,727
191	Fabrinet (a)	30,923
489	Federal Signal Corp.	33,712
809	Gentex Corp.	24,602
606	Greif, Inc., Class A	42,359
700	Griffon Corp.	32,571
170	Haemonetics Corp. (a)	13,748
431	Harmony Biosciences Holdings, Inc. (a)	12,525

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
330	Hawkins, Inc.	$20,275
2,507	HF Sinclair Corp.	131,567
457	HNI Corp.	17,855
845	Ingredion, Inc.	86,604
220	Innospec, Inc.	23,115
936	Innoviva, Inc. (a)	12,964
463	InterDigital, Inc.	46,263
594	ITT, Inc.	64,312
79	J & J Snack Foods Corp.	12,999
114	Jazz Pharmaceuticals PLC (a)	13,478
140	John B Sanfilippo & Son, Inc.	12,886
390	Lear Corp.	52,162
378	Lennox International, Inc.	153,717
223	Ligand Pharmaceuticals, Inc. (a)	13,003
152	MACOM Technology Solutions Holdings, Inc. (a)	12,765
196	Medifast, Inc.	13,010
182	Merit Medical Systems, Inc. (a)	13,024
209	Minerals Technologies, Inc.	13,092
1,901	Mueller Industries, Inc.	78,949
719	Neurocrine Biosciences, Inc. (a)	83,828
183	NewMarket Corp.	97,083
92	Onto Innovation, Inc. (a)	12,973
1,751	OraSure Technologies, Inc. (a)	12,817
106	OSI Systems, Inc. (a)	13,069
304	Patrick Industries, Inc.	24,940
1,358	PBF Energy, Inc., Class A	60,295
737	PGT Innovations, Inc. (a)	23,724
603	Photronics, Inc. (a)	12,741
126	Plexus Corp. (a)	12,838
862	Post Holdings, Inc. (a)	73,641
161	Powell Industries, Inc.	13,389
225	Prestige Consumer Healthcare, Inc. (a)	12,904
423	Quanex Building Products Corp.	13,024
876	Reliance Steel & Aluminum Co.	241,128
436	Simply Good Foods Co. (a)	16,891
609	Simpson Manufacturing Co, Inc.	101,685
2,298	Skechers USA, Inc., Class A (a)	135,375
361	Standard Motor Products, Inc.	12,985
1,437	SunCoke Energy, Inc.	13,378
377	Super Micro Computer, Inc. (a)	103,098
475	Supernus Pharmaceuticals, Inc. (a)	12,944
705	Sylvamo Corp.	35,447
332	Tennant Co.	28,426
505	Terex Corp.	24,997
393	Thor Industries, Inc.	38,935

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
1,043	UFP Industries, Inc.	$114,344
1,322	United States Steel Corp.	47,460
608	United Therapeutics Corp. (a)	145,920
75	Universal Display Corp.	12,690
680	Varex Imaging Corp. (a)	12,818
446	Veeco Instruments, Inc. (a)	12,724
568	Vishay Intertechnology, Inc.	12,627
601	Wabash National Corp.	13,174
284	Watts Water Technologies, Inc., Class A	54,673
127	WD-40 Co.	30,719
684	Westlake Corp.	87,819
209	Winnebago Industries, Inc.	13,508
356	Worthington Industries, Inc.	25,525
1,380	Zynex, Inc. (a)	12,641
		3,885,776
	Materials — 0.1%
233	Olympic Steel, Inc.	13,172

	Media — 0.4%
3,030	TEGNA, Inc.	46,450

	Mining, Quarrying, and Oil and Gas Extraction — 3.0%
3,947	Cleveland-Cliffs, Inc. (a)	67,730
2,115	CNX Resources Corp. (a)	44,119
596	CONSOL Energy, Inc.	63,575
1,385	Helix Energy Solutions Group, Inc. (a)	12,908
1,136	Par Pacific Holdings, Inc. (a)	38,931
1,417	ProPetro Holding Corp. (a)	12,909
14,277	Southwestern Energy Co. (a)	94,085
1,160	US Silica Holdings, Inc. (a)	13,085
680	Warrior Met Coal, Inc.	38,060
		385,402
	Office/Business Equipment — 0.1%
919	Xerox Holdings Corp.	12,857

	Oil & Gas — 0.6%
2,372	Range Resources Corp.	77,090

	Other Services (except Public Administration) — 0.1%
255	HealthEquity, Inc. (a)	17,090

	Professional, Scientific, and Technical Services — 3.3%
697	Concentrix Corp.	65,511
976	Dynavax Technologies Corp. (a)	13,371

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
604	Exelixis, Inc. (a)	$13,173
469	Insight Enterprises, Inc. (a)	71,016
229	Medpace Holdings, Inc. (a)	61,995
206	Perficient, Inc. (a)	12,747
944	Resources Connection, Inc.	12,839
922	Science Applications International Corp.	108,252
433	Tetra Tech, Inc.	68,479
		427,383
	Real Estate and Rental and Leasing — 0.3%
1,419	Aaron’s Co Inc.	12,501
83	Jones Lang LaSalle, Inc. (a)	12,908
468	PROG Holdings, Inc. (a)	12,758
		38,167
	Real Estate Investment Trusts — 3.6%
855	Acadia Realty Trust	12,928
1,189	Armada Hoffler Properties, Inc.	13,055
1,102	CareTrust REIT, Inc.	25,434
1,288	Chatham Lodging Trust	12,764
1,509	CoreCivic, Inc. (a)	21,835
2,057	DiamondRock Hospitality Co.	17,114
192	EastGroup Properties, Inc.	33,360
1,093	EPR Properties	48,770
1,078	Essential Properties Realty Trust, Inc.	25,603
5,229	Franklin Street Properties Corp.	12,863
2,155	GEO Group Inc. (a)	21,873
159	Innovative Industrial Properties, Inc.	12,984
396	LTC Properties, Inc.	12,918
1,070	National Retail Properties, Inc.	43,463
387	National Storage Affiliates Trust	12,845
1,249	Park Hotels & Resorts, Inc.	18,523
1,353	PennyMac Mortgage Investment Trust	18,996
890	Sabra Health Care REIT, Inc.	12,994
350	Saul Centers, Inc.	12,932
2,033	Summit Hotel Properties, Inc.	12,727
1,311	Sunstone Hotel Investors, Inc.	12,953
993	Tanger Factory Outlet Centers, Inc.	24,785
1,166	Whitestone REIT	12,779
1,040	Xenia Hotels & Resorts, Inc.	12,698
		467,196
	Retail — 0.4%
665	Signet Jewelers Ltd.	54,650

	Retail Trade — 7.2%
828	Abercrombie & Fitch Co., Class A (a)	62,837

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
859	AMC Networks, Inc., Class A (a)	$13,091
3,119	American Eagle Outfitters, Inc.	59,355
758	Buckle Inc.	29,229
488	Caleres, Inc.	14,816
1,128	Designer Brands, Inc., Class A	13,130
1,297	Dick’s Sporting Goods, Inc.	168,740
840	FirstCash Holdings, Inc.	94,080
177	Group 1 Automotive, Inc.	49,932
414	Haverty Furniture Cos, Inc.	12,975
589	Herman Miller, Inc.	15,196
206	Hibbett, Inc.	12,885
531	Ollie’s Bargain Outlet Holdings, Inc. (a)	38,906
200	PriceSmart, Inc.	13,478
339	Scholastic Corp.	12,879
1,780	Sprouts Farmers Market, Inc. (a)	76,682
1,342	Urban Outfitters, Inc. (a)	47,909
1,023	Williams-Sonoma, Inc.	191,853
		927,973
	Transportation — 0.4%
453	Ryder System, Inc.	48,534

	Transportation and Warehousing — 1.3%
109	ArcBest Corp.	12,992
584	Brink’s Co.	46,078
958	Heartland Express, Inc.	12,856
206	Hub Group, Inc., Class A (a)	15,563
133	Landstar System, Inc.	22,962
284	Matson, Inc.	27,199
61	Saia, Inc. (a)	23,814
		161,464
	Utilities — 0.8%
550	ALLETE, Inc.	30,514
134	IDACORP, Inc.	12,931
256	National Fuel Gas Co.	13,002
354	Northwest Natural Holding Co.	12,964
255	NorthWestern Corp.	12,829
369	OGE Energy Corp.	12,933
266	Unitil Corp.	12,896
		108,069
	Wholesale Trade — 4.5%
506	Applied Industrial Technologies, Inc.	80,995
360	Avnet, Inc.	16,834
871	Cars.com, Inc. (a)	16,218
338	ePlus, Inc. (a)	21,456

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund PORTFOLIOS OF INVESTMENTS (Continued) November 30, 2023

Shares		Value
294	Gibraltar Industries, Inc. (a)	$19,754
679	GMS, Inc. (a)	45,928
294	Koppers Holdings, Inc.	13,280
422	La-Z-Boy, Inc.	14,850
865	MSC Industrial Direct Co, Inc., Class A	84,268
427	PC Connection, Inc.	25,462
2,434	RPC, Inc.	17,646
398	ScanSource, Inc. (a)	13,305
1,148	TD SYNNEX Corp.	113,239
426	Universal Corp.	23,967
286	Wingstop, Inc.	68,743
		575,945
	TOTAL COMMON STOCKS (Cost - $12,154,163)	12,818,176

	SHORT TERM INVESTMENTS — 0.9%
	Money Market Funds — 0.9%
114,374	First American Treasury Obligations Fund, Class X, 5.28% (c)	114,374
	TOTAL SHORT TERM INVESTMENTS (Cost - $114,374)	114,374

	TOTAL INVESTMENTS — 100.2% (Cost - $12,268,537)	12,932,550
	Liabilities in Excess of Other Assets — (0.2)%	(24,143)
	NET ASSETS — 100.0%	$12,908,407

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	As of November 30, 2023, the Fund had a significant portion of its assets invested in Manufacturing industry.

(c)	Interest rate reflects seven-day yield on November 30, 2023.

See accompanying notes to financial statements.

Horizon Funds

Statements of Assets and Liabilities

November 30, 2023

	Horizon Active Asset Allocation Fund	Horizon Active Risk Assist® Fund	Horizon Active Income Fund
Assets:
Investments in Securities, at Cost	$877,428,264	$1,135,719,726	$336,447,729
Investments in Securities, at Value (a)	$923,583,228	$1,222,185,303	$325,596,076
Receivable for Investment Securities Sold	—	4,077,035	—
Receivable for Fund Shares Sold	2,191,401	1,877,113	735,194
Dividends and Interest Receivable	34,168	26,117	77,564
Prepaid Expenses and Other Assets	52,138	64,149	49,819
Total Assets	925,860,935	1,228,229,717	326,458,653

Liabilities:
Options Written, at Value (Premiums received $0, $3,350,841, and $81,675)	—	3,749,500	3,000
Collateral Received for Securities Loaned (Note 5)	18,919,514	28,608,150	77,974,294
Payable for Fund Shares Redeemed	794,515	1,216,549	224,535
Loans Payable	—	1,134,000	—
Accrued Administration Fees	97,613	133,897	40,152
Accrued Advisory Fees	720,503	952,945	154,912
Accrued Custodian Fees	8,215	10,363	3,339
Accrued Legal Fees	14,384	12,613	3,917
Accrued Distribution Fees (12b-1) - Advisor Class	14,054	216	455
Accrued Shareholder Servicing Fees - Investor Class	126,470	105,908	8,459
Accrued Expenses and Other Liabilities	141,118	212,033	90,437
Total Liabilities	20,836,386	36,136,174	78,503,500

Net Assets	$905,024,549	$1,192,093,543	$247,955,153

Composition of Net Assets:
Net assets consisted of:
Paid in Capital	$891,200,705	$1,201,688,852	$335,175,704
Distributable Earnings/(Accumulated Deficit)	13,823,844	(9,595,309)	(87,220,551)
Net Assets	$905,024,549	$1,192,093,543	$247,955,153

Investor Class Shares:
Net Asset Value Per Share:
Net Assets	$872,902,281	$1,158,226,870	$245,554,878
Shares of Beneficial Interest Outstanding	65,668,266	52,472,840	30,569,621

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$13.29	$22.07	$8.03

Advisor Class Shares:
Net Assets	$1,907,816	$1,488,765	$675,466
Shares of Beneficial Interest Outstanding	144,269	67,711	83,454

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$13.22	$21.99	$8.09

Institutional Class Shares:
Net Assets	$30,214,452	$32,377,908	$1,724,809
Shares of Beneficial Interest Outstanding	2,263,885	1,462,980	215,580

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$13.35	$22.13	$8.00

(a) Includes loaned securities with a value of:	$18,712,141	$28,283,017	$75,982,858

See accompanying notes to financial statements.

Horizon Funds STATEMENTS OF ASSETS AND LIABILITIES (Continued) November 30, 2023

	Horizon Equity Premium Income Fund	Horizon Defined Risk Fund	Horizon Multi- Factor U.S. Equity Fund
Assets:
Investments in Securities, at Cost	$89,596,789	$441,868,101	$251,862,785
Investments in Securities, at Value (a)	$95,635,389	$514,668,505	$268,216,749
Cash at Broker	—	—	100
Receivable for Investment Securities Sold	103,275	—	—
Receivable for Fund Shares Sold	103,291	1,825,101	948,568
Dividends and Interest Receivable	213,328	836,904	358,212
Dividend Reclaims	80,272	—	—
Prepaid Expenses and Other Assets	24,117	69,640	27,114
Total Assets	96,159,672	517,400,150	269,550,743

Liabilities:
Options Written, at Value (Premiums received $103,275, $7,833,352 and $0)	177,520	6,987,275	—
Collateral Received for Securities Loaned (Note 5)	—	344,432	—
Payable for Investment Securities Purchased	886	—	—
Payable for Fund Shares Redeemed	37,164	478,968	210,827
Accrued Administration Fees	15,900	56,390	26,688
Accrued Advisory Fees	53,366	300,234	169,722
Accrued Audit Fees	20,577	20,658	20,572
Accrued Custodian Fees	1,240	12,000	5,600
Accrued Legal Fees	2,407	3,938	1,287
Accrued Registration Fees	10,681	4,022	2,680
Accrued Distribution Fees (12b-1) - Investor Class	11,572	62,372	34,284
Accrued Distribution Fees (12b-1) - Advisor Class	1,740	8,449	—
Accrued Transfer Agent Fees	9,701	17,553	14,973
Accrued Printing and Mailing Fees	3,337	11,634	11,955
Accrued Expenses and Other Liabilities	48,264	132,894	8,164
Total Liabilities	394,355	8,440,819	506,752

Net Assets	$95,765,317	$508,959,331	$269,043,991

Composition of Net Assets:
Net assets consisted of:
Paid in Capital	$96,579,533	$441,465,036	$246,273,849
Distributable Earnings/(Accumulated Deficit)	(814,216)	67,494,295	22,770,142
Net Assets	$95,765,317	$508,959,331	$269,043,991

Investor Class Shares:
Net Asset Value Per Share:
Net Assets	$92,322,417	$489,233,943	$261,500,985
Shares of Beneficial Interest Outstanding	1,537,885	7,438,135	9,486,116

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$60.03	$65.77	$27.57

Advisor Class Shares:
Net Assets	$3,442,900	$19,725,388	$7,543,006
Shares of Beneficial Interest Outstanding	57,318	299,882	273,658

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$60.07	$65.78	$27.56

(a) Includes loaned securities with a value of:	$—	$338,925	$—

See accompanying notes to financial statements.

Horizon Funds STATEMENTS OF ASSETS AND LIABILITIES (Continued) November 30, 2023

	Horizon Defensive Core Fund	Horizon Tactical Fixed Income Fund	Horizon Multi- Factor Small/ Mid Cap Fund
Assets:
Investments in Securities, at Cost	$207,777,589	$211,676,787	$12,268,537
Investments in Securities, at Value (a)	$237,127,802	$214,384,816	$12,932,550
Receivable for Investment Securities Sold	—	4,978,331	3,398,162
Receivable for Fund Shares Sold	1,173,860	303,476	29,484
Receivable from Adviser	—	—	16,407
Dividends and Interest Receivable	383,334	56,056	14,534
Prepaid Expenses and Other Assets	66,387	32,013	17,855
Total Assets	238,751,383	219,754,692	16,408,992

Liabilities:
Collateral Received for Securities Loaned (Note 5)	—	48,425,662	—
Payable for Fund Shares Redeemed	240,635	100,195	13,466
Payable for Investment Securities Purchased	—	4,970,987	3,434,377
Loans Payable	56,000	—	—
Accrued Administration Fees	29,461	17,406	8,848
Accrued Advisory Fees	126,493	82,131	—
Accrued Audit Fees	19,600	19,541	19,596
Accrued Custodian Fees	8,700	1,000	7,580
Accrued Legal Fees	10,022	1,317	2,807
Accrued Registration Fees	2,662	1,308	609
Accrued Distribution Fees (12b-1) - Investor Class	19,643	45,860	2,078
Accrued Distribution Fees (12b-1) - Advisor Class	38,894	3,052	229
Accrued Transfer Agent Fees	14,605	13,117	7,744
Accrued Printing and Mailing Fees	4,628	783	401
Accrued Expenses and Other Liabilities	21,119	2,273	2,850
Total Liabilities	592,462	53,684,632	3,500,585

Net Assets	$238,158,921	$166,070,060	$12,908,407

Composition of Net Assets:
Net assets consisted of:
Paid in Capital	$221,749,320	$166,355,271	$12,153,433
Distributable Earnings/(Accumulated Deficit)	16,409,601	(285,211)	754,974
Net Assets	$238,158,921	$166,070,060	$12,908,407

Investor Class Shares:
Net Asset Value Per Share:
Net Assets	$190,926,658	$157,988,112	$12,481,535
Shares of Beneficial Interest Outstanding	5,435,394	3,266,418	440,033

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$35.13	$48.37	$28.36

Advisor Class Shares:
Net Assets	$47,232,263	$8,081,948	$426,872
Shares of Beneficial Interest Outstanding	1,350,734	167,162	15,065

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$34.97	$48.35	$28.34

(a) Includes loaned securities with a value of:	$—	$47,314,940	$—

See accompanying notes to financial statements.

Horizon Funds

Statements of Operations

For the Year Ended November 30, 2023

	Horizon Active Asset Allocation Fund	Horizon Active Risk Assist® Fund	Horizon Active Income Fund
Investment Income:
Dividend Income from Securities (net of foreign withholdings tax of $0, $14, and $0)	$14,843,085	$24,473,272	$14,635,608
Interest Income	458,046	329,007	87,893
Total Investment Income	15,301,131	24,802,279	14,723,501

Expenses:
Investment Advisory Fees	8,423,752	12,168,531	2,733,866
Shareholder Servicing Fees - Investor Class	821,345	1,194,648	352,277
Administrative & Accounting Service Fees	368,378	547,759	177,145
Transfer Agent Fees	217,283	178,110	97,044
Registration Fees	100,648	80,088	53,585
Trustees’ Fees and Expenses	94,260	138,893	42,126
Legal Fees	85,282	125,295	32,542
Printing and Postage Expenses	58,442	42,971	22,220
Chief Compliance Officer & Compliance Fees	47,396	68,625	20,860
Custodian Fees	43,818	65,429	18,913
Miscellaneous Expenses	32,038	32,343	6,970
Audit Fees	21,437	21,797	20,437
Interest Expense	19,320	164,577	9,594
Insurance Fees	11,892	18,002	3,067
Distribution Fees (12b-1) - Advisor Class	4,720	7,350	2,547
Total Expenses	10,350,011	14,854,418	3,593,193
Securities Lending Expense Offset	(334,284)	(315,981)	(234,994)

Net Expenses	10,015,727	14,538,437	3,358,199

Net Investment Income	5,285,404	10,263,842	11,365,302

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(23,603,300)	3,588,251	(33,137,996)
Net Long-Term Capital Gain Distributions	147	95	26
Purchased Options	(1,348,205)	(9,246,023)	—
Written Options	216,750	5,796,765	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	68,000,933	74,696,627	23,486,862
Purchased Options	(333,799)	265,125	(178,325)
Written Options	—	(1,100,097)	78,675
Net Realized and Unrealized Gain (Loss) on Investments	42,932,526	74,000,743	(9,750,758)

Net Increase in Net Assets Resulting From Operations	$48,217,930	$84,264,585	$1,614,544

See accompanying notes to financial statements.

Horizon Funds STATEMENTS OF OPERATIONS (Continued) For the Year Ended November 30, 2023

	Horizon Equity Premium Income Fund	Horizon Defined Risk Fund	Horizon Multi- Factor U.S. Equity Fund
Investment Income:
Dividend Income from Securities (net of foreign withholdings tax of $40,821, $1,400 and $(171))	$2,815,469	$7,276,295	$3,448,264
Interest Income	43,873	289,146	97,642
Total Investment Income	2,859,342	7,565,441	3,545,906

Expenses:
Investment Advisory Fees	734,253	3,570,192	1,602,112
Administrative & Accounting Service Fees	67,104	227,793	106,753
Transfer Agent Fees	39,038	68,364	55,794
Trustees’ Fees and Expenses	11,030	48,776	21,193
Legal Fees	5,136	42,334	15,592
Registration Fees	31,416	61,763	44,949
Printing and Postage Expenses	13,358	49,576	27,123
Chief Compliance Officer & Compliance Fees	6,468	25,609	12,271
Custodian Fees	4,330	69,706	18,044
Miscellaneous Expenses	24,602	16,108	6,016
Audit Fees	20,121	23,658	20,302
Interest Expense	54,148	1,796,354	1,257
Insurance Fees	320	2,964	1,615
Distribution Fees (12b-1) - Advisor Class	9,975	42,100	11,608
Distribution Fees (12b-1) - Investor Class	93,911	429,434	195,621
Total Expenses	1,115,210	6,474,731	2,140,250
Securities Lending Expense Offset	(13,123)	(5,476)	(134)
Fees Recouped by the Adviser	1,013	52,186	55,515
Fees Waived by the Adviser	—	(58,577)	(5,306)

Net Expenses	1,103,100	6,462,864	2,190,325

Net Investment Income	1,756,242	1,102,577	1,355,581

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(1,193,744)	2,650,994	7,815,333
Purchased Options	(759)	(37,881,420)	—
Written Options	(1,613,943)	22,193,616	—
Foreign Currency	(83)	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	428,396	51,146,013	5,744,082
Purchased Options	—	2,599,311	—
Written Options	(74,246)	(769,319)	—
Net Realized and Unrealized Gain (Loss) on Investments	(2,454,379)	39,939,195	13,559,415

Net Increase (Decrease) in Net Assets Resulting From Operations	$(698,137)	$41,041,772	$14,914,996

See accompanying notes to financial statements.

Horizon Funds STATEMENTS OF OPERATIONS (Continued) For the Year/Period Ended November 30, 2023

	Horizon Defensive Core Fund	Horizon Tactical Fixed Income Fund(1)	Horizon Multi- Factor Small/ Mid Cap Fund(1)
Investment Income:
Dividend Income from Securities (net of foreign withholdings tax of $1,404, $0 and $40)	$3,818,490	$3,720,037	$78,418
Interest Income	104,470	110,481	7,257
Total Investment Income	3,922,960	3,830,518	85,675

Expenses:
Investment Advisory Fees	1,433,035	464,010	42,178
Administrative & Accounting Service Fees	120,228	48,839	38,878
Transfer Agent Fees	57,094	39,875	25,941
Trustees’ Fees and Expenses	23,136	6,696	476
Legal Fees	21,466	11,187	10,603
Registration Fees	39,249	6,476	2,252
Printing and Postage Expenses	20,575	6,855	3,187
Chief Compliance Officer & Compliance Fees	12,853	5,405	1,605
Custodian Fees	52,916	4,134	25,566
Miscellaneous Expenses	10,683	5,556	2,454
Audit Fees	20,335	19,690	19,606
Interest Expense	17,561	2,284	4
Insurance Fees	4,370	1,024	32
Distribution Fees (12b-1) - Advisor Class	103,543	3,054	229
Distribution Fees (12b-1) - Investor Class	169,323	76,113	5,181
Total Expenses	2,106,367	701,198	178,192
Securities Lending Expense Offset	—	(49,633)	(2)
Fees Recouped by the Adviser	37,498	37,963	—
Fees Waived by the Adviser	(19,996)	(37,963)	(120,585)

Net Expenses	2,123,869	651,565	57,605

Net Investment Income	1,799,091	3,178,953	28,070

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	5,117,657	(4,860,994)	62,886
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	21,692,941	2,708,029	664,013
Net Realized and Unrealized Gain (Loss) on Investments	26,810,598	(2,152,965)	726,899

Net Increase in Net Assets Resulting From Operations	$28,609,689	$1,025,988	$754,969

(1)	The Horizon Tactical Fixed Income Fund and Horizon Multi-Factor Small/Mid Cap Fund commenced operations on December 20, 2022.

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

Operations:
Net Investment Income	$5,285,404	$8,545,524
Net Realized Loss on Investments	(24,734,608)	(9,003,001)
Net Change in Unrealized Appreciation (Depreciation) on Investments	67,667,134	(75,577,135)
Net Increase (Decrease) in Net Assets Resulting From Operations	48,217,930	(76,034,612)

Distributions to Shareholders From:
Distributable earnings
Investor Class	(7,765,620)	(99,771,775)
Advisor Class	(16,229)	(555,980)
Institutional Class	(279,324)	(1,228,725)
Total Distributions to Shareholders	(8,061,173)	(101,556,480)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	315,310,785	342,816,638
Advisor Class	599,357	1,000,227
Institutional Class	9,499,315	23,732,395
Distributions Reinvested
Investor Class	7,556,372	96,237,129
Advisor Class	11,704	477,816
Institutional Class	278,971	1,228,725
Cost of Shares Redeemed
Investor Class	(250,116,156)	(233,843,007)
Advisor Class	(901,005)	(2,199,078)
Institutional Class	(6,510,758)	(5,024,907)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	75,728,585	224,425,938

Increase in Net Assets	115,885,342	46,834,846

Net Assets:
Beginning of Year	789,139,207	742,304,361
End of Year	$905,024,549	$789,139,207

Share Activity:
Investor Class:
Shares Issued	25,176,093	26,334,707
Shares Reinvested	631,804	6,569,087
Shares Redeemed	(20,027,460)	(18,125,776)
Net Increase	5,780,437	14,778,018
Advisor Class:
Shares Issued	47,896	70,171
Shares Reinvested	982	32,750
Shares Redeemed	(72,803)	(176,554)
Net Decrease	(23,925)	(73,633)
Institutional Class:
Shares Issued	755,666	1,783,794
Shares Reinvested	23,267	83,587
Shares Redeemed	(520,185)	(410,335)
Net Increase	258,748	1,457,046

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

Operations:
Net Investment Income	$10,263,842	$7,172,492
Net Realized Gain (Loss) on Investments	139,088	(95,965,053)
Net Change in Unrealized Appreciation (Depreciation) on Investments	73,861,655	(94,873,650)
Net Increase (Decrease) in Net Assets Resulting From Operations	84,264,585	(183,666,211)

Distributions to Shareholders From:
Distributable earnings
Investor Class	(6,402,141)	(92,274,740)
Advisor Class	(20,211)	(670,237)
Institutional Class	(188,695)	(2,756,632)
Total Distributions to Shareholders	(6,611,047)	(95,701,609)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	243,088,446	509,555,925
Advisor Class	1,443,633	1,826,774
Institutional Class	7,455,174	8,176,730
Distributions Reinvested
Investor Class	6,351,952	89,219,671
Advisor Class	14,896	506,313
Institutional Class	188,560	2,756,632
Cost of Shares Redeemed
Investor Class	(405,000,606)	(247,540,372)
Advisor Class	(4,491,763)	(4,341,349)
Institutional Class	(8,067,349)	(6,594,349)
Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	(159,017,057)	353,565,975

Increase (Decrease) in Net Assets	(81,363,519)	74,198,155

Net Assets:
Beginning of Year	1,273,457,062	1,199,258,907
End of Year	$1,192,093,543	$1,273,457,062

Share Activity:
Investor Class:
Shares Issued	11,565,968	23,189,190
Shares Reinvested	315,546	3,540,463
Shares Redeemed	(19,203,575)	(11,207,443)
Net Increase (Decrease)	(7,322,061)	15,522,210
Advisor Class:
Shares Issued	67,713	79,433
Shares Reinvested	742	20,116
Shares Redeemed	(217,260)	(201,713)
Net Decrease	(148,805)	(102,164)
Institutional Class:
Shares Issued	354,041	361,929
Shares Reinvested	9,353	109,217
Shares Redeemed	(383,809)	(298,316)
Net Increase (Decrease)	(20,415)	172,830

See accompanying notes to financial statements.

Horizon Active Income Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

Operations:
Net Investment Income	$11,365,302	$6,390,665
Net Realized Gain (Loss) on Investments	(33,137,970)	(39,849,490)
Net Change in Unrealized Appreciation (Depreciation) on Investments	23,387,212	(32,942,788)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,614,544	(66,401,613)

Distributions to Shareholders From:
Distributable Earnings
Investor Class	(10,897,730)	(6,011,975)
Advisor Class	(28,517)	(48,345)
Institutional Class	(53,498)	(27,058)
Total Distributions to Shareholders	(10,979,745)	(6,087,378)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	76,224,976	172,187,772
Advisor Class	310,965	600,847
Institutional Class	162,859	177,896
Distributions Reinvested
Investor Class	10,792,712	5,834,335
Advisor Class	24,996	44,011
Institutional Class	53,499	27,058
Cost of Shares Redeemed
Investor Class	(271,623,986)	(99,988,006)
Advisor Class	(1,602,884)	(2,432,192)
Institutional Class	(147,452)	(50,941)
Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	(185,804,315)	76,400,780

Increase (Decrease) in Net Assets	(195,169,516)	3,911,789

Net Assets:
Beginning of Year	443,124,669	439,212,880
End of Year	$247,955,153	$443,124,669

Share Activity:
Investor Class:
Shares Issued	9,354,546	19,744,900
Shares Reinvested	1,335,279	637,159
Shares Redeemed	(33,433,329)	(11,629,351)
Net Increase (Decrease)	(22,743,504)	8,752,708
Advisor Class:
Shares Issued	38,167	68,120
Shares Reinvested	3,055	4,728
Shares Redeemed	(194,128)	(285,773)
Net Decrease	(152,906)	(212,925)
Institutional Class:
Shares Issued	19,871	20,567
Shares Reinvested	6,657	2,961
Shares Redeemed	(18,450)	(6,105)
Net Increase	8,078	17,423

See accompanying notes to financial statements.

Horizon Equity Premium Income Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

Operations:
Net Investment Income	$1,756,242	$2,366,045
Net Realized Loss on Investments	(2,808,529)	(4,235,833)
Net Change in Unrealized Appreciation (Depreciation) on Investments	354,150	3,962,086
Net Increase (Decrease) in Net Assets Resulting From Operations	(698,137)	2,092,298

Distributions to Shareholders From:
Distributable earnings
Investor Class	(1,987,356)	(4,979,090)
Advisor Class	(79,785)	(386,414)
Total Distributions to Shareholders	(2,067,141)	(5,365,504)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	20,884,076	25,982,916
Advisor Class	1,053,672	2,044,153
Distributions Reinvested
Investor Class	1,987,144	4,977,778
Advisor Class	79,779	322,926
Cost of Shares Redeemed
Investor Class	(30,065,892)	(49,123,038)
Advisor Class	(2,377,007)	(8,173,158)
Net Decrease in Net Assets Resulting From Beneficial Interest Transactions	(8,438,228)	(23,968,423)

Decrease in Net Assets	(11,203,506)	(27,241,629)

Net Assets:
Beginning of Year	106,968,823	134,210,452
End of Year	$95,765,317	$106,968,823

Share Activity:
Investor Class:
Shares Issued	356,150	427,321
Shares Reinvested	34,134	78,211
Shares Redeemed	(509,803)	(804,036)
Net Decrease	(119,519)	(298,504)
Advisor Class:
Shares Issued	18,008	33,449
Shares Reinvested	1,368	5,045
Shares Redeemed	(40,452)	(133,661)
Net Decrease	(21,076)	(95,167)

See accompanying notes to financial statements.

Horizon Defined Risk Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

Operations:
Net Investment Income	$1,102,577	$1,324,694
Net Realized Gain (Loss) on Investments	(13,036,810)	32,014,037
Net Change in Unrealized Appreciation (Depreciation) on Investments	52,976,005	(44,469,876)
Net Increase (Decrease) in Net Assets Resulting From Operations	41,041,772	(11,131,145)

Distributions to Shareholders From:
Distributable earnings
Investor Class	(5,646,606)	(737,808)
Advisor Class	(157,956)	(24,320)
Total Distributions to Shareholders	(5,804,562)	(762,128)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	211,848,362	243,919,522
Advisor Class	14,024,777	16,584,496
Distributions Reinvested
Investor Class	5,645,765	737,630
Advisor Class	147,061	18,974
Cost of Shares Redeemed
Investor Class	(121,823,388)	(121,627,778)
Advisor Class	(8,089,982)	(22,646,844)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	101,752,595	116,986,000

Increase in Net Assets	136,989,805	105,092,727

Net Assets:
Beginning of Year	371,969,526	266,876,799
End of Year	$508,959,331	$371,969,526

Share Activity:
Investor Class:
Shares Issued	3,413,261	4,032,696
Shares Reinvested	96,707	11,280
Shares Redeemed	(1,953,882)	(2,053,298)
Net Increase	1,556,086	1,990,678
Advisor Class:
Shares Issued	226,105	269,558
Shares Reinvested	2,515	290
Shares Redeemed	(128,808)	(382,103)
Net Increase (Decrease)	99,812	(112,255)

See accompanying notes to financial statements.

Horizon Multi-Factor U.S. Equity Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

Operations:
Net Investment Income	$1,355,581	$1,039,608
Net Realized Gain (Loss) on Investments	7,815,333	(1,843,833)
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,744,082	(895,613)
Net Increase (Decrease) in Net Assets Resulting From Operations	14,914,996	(1,699,838)

Distributions to Shareholders From:
Distributable earnings
Investor Class	(1,076,099)	(27,097,405)
Advisor Class	(799)	(116,302)
Total Distributions to Shareholders	(1,076,898)	(27,213,707)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	154,344,738	73,364,195
Advisor Class	7,332,999	42,810
Distributions Reinvested
Investor Class	1,075,745	27,092,996
Advisor Class	799	108,577
Cost of Shares Redeemed
Investor Class	(50,455,727)	(56,897,680)
Advisor Class	(518,058)	(365,339)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	111,780,496	43,345,559

Increase in Net Assets	125,618,594	14,432,014

Net Assets:
Beginning of Year	143,425,397	128,993,383
End of Year	$269,043,991	$143,425,397

Share Activity:
Investor Class:
Shares Issued	5,925,193	2,849,550
Shares Reinvested	43,359	960,404
Shares Redeemed	(1,920,630)	(2,202,600)
Net Increase	4,047,922	1,607,354
Advisor Class:
Shares Issued	285,971	1,548
Shares Reinvested	32	3,853
Shares Redeemed	(19,549)	(14,453)
Net Increase (Decrease)	266,454	(9,052)

See accompanying notes to financial statements.

Horizon Defensive Core Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

Operations:
Net Investment Income	$1,799,091	$532,678
Net Realized Gain (Loss) on Investments	5,117,657	(19,354,402)
Net Change in Unrealized Appreciation (Depreciation) on Investments	21,692,941	(2,675,326)
Net Increase (Decrease) in Net Assets Resulting From Operations	28,609,689	(21,497,050)

Distributions to Shareholders From:
Distributable earnings
Investor Class	(747,401)	(3,104,199)
Advisor Class	(114,622)	(907,265)
Total Distributions to Shareholders	(862,023)	(4,011,464)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	85,507,352	92,083,508
Advisor Class	32,829,258	27,644,791
Distributions Reinvested
Investor Class	747,163	3,103,216
Advisor Class	104,263	904,064
Cost of Shares Redeemed
Investor Class	(66,257,003)	(46,791,127)
Advisor Class	(25,064,328)	(24,411,544)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	27,866,705	52,532,908

Increase in Net Assets	55,614,371	27,024,394

Net Assets:
Beginning of Year	182,544,550	155,520,156
End of Year	$238,158,921	$182,544,550

Share Activity:
Investor Class:
Shares Issued	2,652,558	2,834,491
Shares Reinvested	25,251	84,144
Shares Redeemed	(2,047,138)	(1,447,898)
Net Increase	630,671	1,470,737
Advisor Class:
Shares Issued	1,045,626	837,594
Shares Reinvested	3,535	24,594
Shares Redeemed	(788,665)	(751,265)
Net Increase	260,496	110,923

See accompanying notes to financial statements.

Horizon Tactical Fixed Income Fund STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the Period Ended November 30, 2023 (1)

Operations:
Net Investment Income	$3,178,953
Net Realized Loss on Investments	(4,860,994)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,708,029
Net Increase in Net Assets Resulting From Operations	1,025,988

Distributions to Shareholders From:
Distributable earnings
Investor Class	(1,310,607)
Advisor Class	(593)
Total Distributions to Shareholders	(1,311,200)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	184,030,226
Advisor Class	8,216,275
Distributions Reinvested
Investor Class	1,310,506
Advisor Class	593
Cost of Shares Redeemed
Investor Class	(26,884,780)
Advisor Class	(317,548)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	166,355,272

Increase in Net Assets	166,070,060

Net Assets:
Beginning of Period	—
End of Period	$166,070,060

Share Activity:
Investor Class:
Shares Issued	3,800,025
Shares Reinvested	27,533
Shares Redeemed	(561,140)
Net Increase	3,266,418
Advisor Class:
Shares Issued	173,837
Shares Reinvested	13
Shares Redeemed	(6,688)
Net Increase	167,162

(1)	Horizon Tactical Fixed Income Fund commenced operations on December 20, 2022.

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the Period Ended November 30, 2023 (1)

Operations:
Net Investment Income	$28,070
Net Realized Gain on Investments	62,886
Net Change in Unrealized Appreciation (Depreciation) on Investments	664,013
Net Increase (Decrease) in Net Assets Resulting From Operations	754,969

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	12,880,268
Advisor Class	411,028
Distributions Reinvested
Investor Class	—
Advisor Class	—
Cost of Shares Redeemed
Investor Class	(1,131,057)
Advisor Class	(6,801)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	12,153,438

Increase in Net Assets	12,908,407

Net Assets:
Beginning of Period	—
End of Period	$12,908,407

Share Activity:
Investor Class:
Shares Issued	481,358
Shares Reinvested	—
Shares Redeemed	(41,325)
Net Increase	440,033
Advisor Class:
Shares Issued	15,316
Shares Reinvested	—
Shares Redeemed	(251)
Net Increase	15,065

(1)	Horizon Multi-Factor Small/Mid Cap Fund commenced operations on December 20, 2022.

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund

Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$12.71	$16.17	$14.07	$12.61	$12.68
Income From Investment Operations:
Net investment income (b,e)	0.08	0.15	0.06	0.09	0.08
Net gain (loss) from investments (both realized and unrealized)	0.63	(1.42)	2.96	1.46	0.65
Total from investment operations	0.71	(1.27)	3.02	1.55	0.73

Less Distributions:
From net investment income	(0.13)	(0.10)	(0.07)	(0.09)	(0.08)
From net realized gains	—	(2.09)	(0.85)	—	(0.72)
Total Distributions	(0.13)	(2.19)	(0.92)	(0.09)	(0.80)

Net Asset Value, End of Year	$13.29	$12.71	$16.17	$14.07	$12.61

Total Return	5.69%	(9.63)%	22.63%	12.32%	7.23%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$872,904	$761,418	$729,517	$521,477	$508,839
Ratio to average net assets:
Gross expenses (c,d)	1.22%	1.21%	1.23%	1.25%	1.21%
Net expenses (a,c)	1.18%	1.14%	1.14%	1.20%	1.24%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	0.62%	1.15%	0.35%	0.75%	0.66%
Portfolio turnover rate	247%	139%	142%	208%	279%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.01%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$12.64	$16.10	$14.01	$12.55	$12.62
Income From Investment Operations:
Net investment income (b,e)	0.05	0.14	0.03	0.08	0.07
Net gain (loss) from investments (both realized and unrealized)	0.62	(1.42)	2.95	1.45	0.65
Total from investment operations	0.67	(1.28)	2.98	1.53	0.72

Less Distributions:
From net investment income	(0.09)	(0.09)	(0.04)	(0.07)	(0.07)
From net realized gains	—	(2.09)	(0.85)	—	(0.72)
Total Distributions	(0.09)	(2.18)	(0.89)	(0.07)	(0.79)

Net Asset Value, End of Year	$13.22	$12.64	$16.10	$14.01	$12.55

Total Return	5.44%	(9.76)%	22.43%	12.24%	7.12%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,907	$2,126	$3,893	$10,052	$7,879
Ratio to average net assets:
Gross expenses (c,d)	1.42%	1.36%	1.38%	1.41%	1.39%
Net expenses (a,c)	1.38%	1.28%	1.29%	1.25%	1.39%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	0.46%	1.11%	0.21%	0.63%	0.57%
Portfolio turnover rate	247%	139%	142%	208%	279%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Institutional Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$12.76	$16.23	$14.11	$12.64	$12.71
Income From Investment Operations:
Net investment income (b,e)	0.09	0.14	0.08	0.12	0.10
Net gain (loss) from investments (both realized and unrealized)	0.64	(1.40)	2.97	1.44	0.65
Total from investment operations	0.73	(1.26)	3.05	1.56	0.75

Less Distributions:
From net investment income	(0.14)	(0.12)	(0.08)	(0.09)	(0.10)
From net realized gains	—	(2.09)	(0.85)	—	(0.72)
Total Distributions	(0.14)	(2.21)	(0.93)	(0.09)	(0.82)

Net Asset Value, End of Year	$13.35	$12.76	$16.23	$14.11	$12.64

Total Return	5.86%	(9.57)%	22.82%	12.44%	7.33%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$30,215	$25,595	$8,894	$1,732	$28,631
Ratio to average net assets:
Gross expenses (c,d)	1.12%	1.11%	1.13%	1.16%	1.14%
Net expenses (a,c)	1.08%	1.04%	1.05%	1.01%	1.16%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	0.71%	1.10%	0.47%	1.01%	0.80%
Portfolio turnover rate	247%	139%	142%	208%	279%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$20.71	$26.13	$21.74	$21.38	$21.69
Income From Investment Operations:
Net investment income (b,e)	0.18	0.13	0.08	0.16 (f)	0.12
Net gain (loss) from investments (both realized and unrealized)	1.29	(3.48)	4.39	0.42 (f)	0.33
Total from investment operations	1.47	(3.35)	4.47	0.58	0.45

Less Distributions:
From net investment income	(0.11)	(0.17)	(0.08)	(0.22)	(0.12)
From net realized gains	—	(1.90)	—	—	(0.64)
Total Distributions	(0.11)	(2.07)	(0.08)	(0.22)	(0.76)

Net Asset Value, End of Year	$22.07	$20.71	$26.13	$21.74	$21.38

Total Return	7.13%	(14.24)%	20.64%	2.71%	2.52%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,158,227	$1,238,187	$1,156,627	$764,775	$738,854
Ratio to average net assets:
Gross expenses (c,d)	1.21%	1.19%	1.22%	1.25%	1.20%
Net expenses (a,c)	1.19%	1.17%	1.16%	1.20%	1.24%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	0.83%	0.58%	0.34%	0.81%	0.60%
Portfolio turnover rate	176%	366%	108%	462%	368%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020		For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$20.66	$26.08	$21.73	$21.36		$21.66
Income From Investment Operations:
Net investment income (loss) (b,e)	0.16	0.12	0.05	(0.04	)(f)	0.10
Net gain (loss) from investments (both realized and unrealized)	1.27	(3.49)	4.37	0.57	(f)	0.32
Total from investment operations	1.43	(3.37)	4.42	0.53		0.42

Less Distributions:
From net investment income	(0.10)	(0.15)	(0.07)	(0.16)		(0.08)
From net realized gains	—	(1.90)	—	—		(0.64)
Total Distributions	(0.10)	(2.05)	(0.07)	(0.16)		(0.72)

Net Asset Value, End of Year	$21.99	$20.66	$26.08	$21.73		$21.36

Total Return	6.98%	(14.34)%	20.41%	2.50%		2.37%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,489	$4,472	$8,312	$6,399		$177
Ratio to average net assets:
Gross expenses (c,d)	1.36%	1.34%	1.37%	1.43%		1.38%
Net expenses (a,c)	1.33%	1.31%	1.31%	1.37%		1.42%
Net investment income (loss) net of reimbursement (recapture) and securities lending expense offset (c,e)	0.75%	0.53%	0.21%	(0.18)%		0.49%
Portfolio turnover rate	176%	366%	108%	462%		368%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Institutional Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$20.76	$26.19	$21.79	$21.43	$21.72
Income From Investment Operations:
Net investment income (b,e)	0.19	0.16	0.13	0.23 (f)	0.10
Net gain (loss) from investments (both realized and unrealized)	1.31	(3.50)	4.37	0.36 (f)	0.39
Total from investment operations	1.50	(3.34)	4.50	0.59	0.49

Less Distributions:
From net investment income	(0.13)	(0.19)	(0.10)	(0.23)	(0.14)
From net realized gains	-	(1.90)	-	-	(0.64)
Total Distributions	(0.13)	(2.09)	(0.10)	(0.23)	(0.78)

Net Asset Value, End of Year	$22.13	$20.76	$26.19	$21.79	$21.43

Total Return	7.27%	(14.17)%	20.75%	2.78%	2.70%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$32,378	$30,798	$34,320	$40,562	$62,964
Ratio to average net assets:
Gross expenses (c,d)	1.11%	1.09%	1.12%	1.15%	1.13%
Net expenses (a,c)	1.09%	1.06%	1.06%	1.09%	1.08%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	0.90%	0.70%	0.54%	1.14%	0.47%
Portfolio turnover rate	176%	366%	108%	462%	368%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$8.24	$9.72	$9.90	$9.44	$9.13
Income From Investment Operations:
Net investment income (b,e)	0.26	0.13	0.19	0.18	0.29
Net gain (loss) from investments (both realized and unrealized)	(0.23)	(1.48)	(0.18)	0.50	0.31
Total from investment operations	0.03	(1.35)	0.01	0.68	0.60

Less Distributions:
From net investment income	(0.24)	(0.13)	(0.19)	(0.22)	(0.29)
Total Distributions	(0.24)	(0.13)	(0.19)	(0.22)	(0.29)

Net Asset Value, End of Year	$8.03	$8.24	$9.72	$9.90	$9.44

Total Return	0.38%	(14.04)%	0.11%	7.29%	6.78%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$245,555	$439,460	$432,982	$430,958	$272,400
Ratio to average net assets:
Gross expenses (c,d)	1.01%	0.99%	1.03%	1.05%	1.03%
Net expenses (a,c)	0.95%	0.89%	0.95%	0.90%	0.88%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	3.20%	1.47%	1.98%	1.87%	3.13%
Portfolio turnover rate	175%	110%	93%	225%	167%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest and dividend expense which was 0.00%, 0.00%, 0.00%, 0.01%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$8.29	$9.77	$9.95	$9.47	$9.16
Income From Investment Operations:
Net investment income (b,e)	0.24	0.12	0.18	0.18	0.26
Net gain (loss) from investments (both realized and unrealized)	(0.22)	(1.49)	(0.18)	0.47	0.32
Total from investment operations	0.02	(1.37)	(0.00)	0.65	0.58

Less Distributions:
From net investment income	(0.22)	(0.11)	(0.18)	(0.17)	(0.27)
Total Distributions	(0.22)	(0.11)	(0.18)	(0.17)	(0.27)

Net Asset Value, End of Year	$8.09	$8.29	$9.77	$9.95	$9.47

Total Return	0.26%	(14.12)%	(0.05)%	6.96%	6.53%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$675	$1,960	$4,391	$3,896	$2,328
Ratio to average net assets:
Gross expenses (c,d)	1.16%	1.14%	1.18%	1.17%	1.20%
Net expenses (a,c)	1.10%	1.03%	1.10%	1.06%	1.05%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	3.02%	1.31%	1.82%	1.90%	2.79%
Portfolio turnover rate	175%	110%	93%	225%	167%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Institutional Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$8.21	$9.68	$9.86	$9.43	$9.13
Income From Investment Operations:
Net investment income (b,e)	0.26	0.14	0.17	0.49 (f)	0.29
Net gain (loss) from investments (both realized and unrealized)	(0.22)	(1.47)	(0.15)	0.17 (f)	0.31
Total from investment operations	0.04	(1.33)	0.02	0.66	0.60

Less Distributions:
From net investment income	(0.25)	(0.14)	(0.20)	(0.23)	(0.30)
Total Distributions	(0.25)	(0.14)	(0.20)	(0.23)	(0.30)

Net Asset Value, End of Year	$8.00	$8.21	$9.68	$9.86	$9.43

Total Return	0.49%	(13.90)%	0.20%	7.07%	6.83%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,725	$1,704	$1,840	$184	$8,040
Ratio to average net assets:
Gross expenses (c,d)	0.91%	0.89%	0.94%	0.93%	0.95%
Net expenses (a,c)	0.84%	0.79%	0.85%	0.82%	0.80%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	3.27%	1.57%	1.74%	5.13%	3.15%
Portfolio turnover rate	175%	110%	93%	225%	167%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Equity Premium Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2023		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$61.62		$63.02	$55.01	$58.58	$60.03
Income From Investment Operations:
Net investment income (a)	1.06		1.23	1.03	1.19	1.47
Net gain (loss) from investments (both realized and unrealized)	(1.42)		0.02 (c)	8.02	(3.25)	0.27 (c)
Total from investment operations	(0.36)		1.25	9.05	(2.06)	1.74

Less Distributions:
From net investment income	(1.23)		(1.16)	(1.04)	(1.29)	(1.14)
From net realized gains	—		(1.49)	—	(0.22)	(2.05)
Total Distributions	(1.23)		(2.65)	(1.04)	(1.51)	(3.19)

Net Asset Value, End of Year	$60.03		$61.62	$63.02	$55.01	$58.58

Total Return	(0.51)%		1.90%	16.58%	(3.41)%	3.67%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$92,322		$102,135	$123,269	$104,774	$156,452
Ratio to average net assets:
Gross expenses (b)	1.13%		1.10%	1.06%	1.11%	1.09%
Net expenses (d)	1.12%		1.09%	1.08%	1.09%	1.09%
Net investment income net of reimbursement (recapture) and securities lending expense offset	1.80%		2.03%	1.67%	2.28%	2.59%
Portfolio turnover rate	4	%(e)	150%	222%	376%	369%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Per share amounts are calculated using the average shares method.

(b)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(c)

Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations due to share transactions for the period.

(d)	The ratio of expenses to average net assets includes interest expense which was 0.06%, 0.02%, 0.00%, 0.00% and 0.00%, respectively.

(e)

The cost of purchases and proceeds from sales of securities that were incurred by the Fund related to the Fund’s change in investment strategy are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 67% for the year ended November 30, 2023.

See accompanying notes to financial statements.

Horizon Equity Premium Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2023		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$61.66		$63.04	$54.99	$58.56	$60.00
Income From Investment Operations:
Net investment income (a)	0.97		1.09	0.95	1.13	1.37
Net gain (loss) from investments (both realized and unrealized)	(1.43)		0.06 (c)	8.04	(3.28)	0.29 (c)
Total from investment operations	(0.46)		1.15	8.99	(2.15)	1.66

Less Distributions:
From net investment income	(1.13)		(1.04)	(0.94)	(1.21)	(1.05)
From net realized gains	—		(1.49)	—	(0.21)	(2.05)
Total Distributions	(1.13)		(2.53)	(0.94)	(1.42)	(3.10)

Net Asset Value, End of Year	$60.07		$61.66	$63.04	$54.99	$58.56

Total Return	(0.68)%		1.73%	16.45%	(3.55)%	3.50%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$3,443		$4,834	$10,941	$8,781	$27,452
Ratio to average net assets:
Gross expenses (b)	1.28%		1.23%	1.21%	1.25%	1.24%
Net expenses (d)	1.29%		1.25%	1.24%	1.24%	1.24%
Net investment income net of reimbursement (recapture) and securities lending expense offset	1.63%		1.76%	1.52%	2.17%	2.42%
Portfolio turnover rate	4	%(e)	150%	222%	376%	369%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Per share amounts are calculated using the average shares method.

(b)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(c)

Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations due to share transactions for the period.

(d)	The ratio of expenses to average net assets includes interest expense which was 0.05%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

(e)

The cost of purchases and proceeds from sales of securities that were incurred by the Fund related to the Fund’s change in investment strategy are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 67% for the year ended November 30, 2023.

See accompanying notes to financial statements.

Horizon Defined Risk Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$61.16	$63.49	$56.98	$54.09	$51.00
Income From Investment Operations:
Net investment income (a)	0.16	0.26	0.22	0.37	0.51
Net gain (loss) from investments (both realized and unrealized)	5.39	(2.41)	6.62	2.82	2.86
Total from investment operations	5.55	(2.15)	6.84	3.19	3.37

Less Distributions:
From net investment income	(0.21)	(0.18)	(0.33)	(0.30)	(0.17)
From net realized gains	(0.73)	—	—	—	(0.11)
Total Distributions	(0.94)	(0.18)	(0.33)	(0.30)	(0.28)

Net Asset Value, End of Year	$65.77	$61.16	$63.49	$56.98	$54.09

Total Return	9.26%	(3.40)%	12.06%	5.93%	6.69%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$489,234	$359,743	$247,061	$210,993	$163,322
Ratio to average net assets:
Gross expenses (b)	1.44%	1.12%	1.11%	1.12%	1.20%
Net expenses (c)	1.44%	1.12%	1.05%	1.04%	1.04%
Net investment income net of reimbursement (recapture) and securities lending expense offset	0.25%	0.43%	0.35%	0.70%	0.99%
Portfolio turnover rate	3%	15%	27%	28%	10%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Per share amounts are calculated using the average shares method.

(b)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(c)	The ratio of expenses to average net assets includes interest expense which was 0.40%, 0.08%, 0.01%, 0.00% and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon Defined Risk Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019

Net Asset Value, Beginning of Year	$61.11	$63.45	$56.93	$54.06	$50.98
Income From Investment Operations:
Net investment income (a)	0.07	0.13	0.13	0.29	0.42
Net gain (loss) from investments (both realized and unrealized)	5.40	(2.39)	6.62	2.82	2.87
Total from investment operations	5.47	(2.26)	6.75	3.11	3.29

Less Distributions:
From net investment income	(0.07)	(0.08)	(0.23)	(0.24)	(0.10)
From net realized gains	(0.73)	—	—	—	(0.11)
Total Distributions	(0.80)	(0.08)	(0.23)	(0.24)	(0.21)

Net Asset Value, End of Year	$65.78	$61.11	$63.45	$56.93	$54.06

Total Return	9.12%	(3.57)%	11.90%	5.78%	6.51%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$19,725	$12,227	$19,816	$24,804	$22,807
Ratio to average net assets:
Gross expenses (b)	1.60%	1.26%	1.26%	1.28%	1.37%
Net expenses (c)	1.60%	1.26%	1.20%	1.19%	1.19%
Net investment income net of reimbursement (recapture) and securities lending expense offset	0.11%	0.20%	0.21%	0.56%	0.80%
Portfolio turnover rate	3%	15%	27%	28%	10%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Per share amounts are calculated using the average shares method.

(b)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(c)	The ratio of expenses to average net assets includes interest expense which was 0.41%, 0.07%, 0.01%, 0.00% and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon Multi-Factor U.S. Equity Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Investor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Period Ended November 30, 2019 (a)

Net Asset Value, Beginning of Period/Year	$26.34	$33.53	$27.19	$26.22	$25.00
Income From Investment Operations:
Net investment income (b)	0.18	0.22	0.15	0.12	0.12
Net gain (loss) from investments (both realized and unrealized)	1.25	(0.29)	6.27	0.91	1.10
Total from investment operations	1.43	(0.07)	6.42	1.03	1.22

Less Distributions:
From net investment income	(0.20)	(0.18)	(0.08)	(0.06)	—
From net realized gains	—	(6.94)	—	—	—
Total Distributions	(0.20)	(7.12)	(0.08)	(0.06)	—

Net Asset Value, End of Period/Year	$27.57	$26.34	$33.53	$27.19	$26.22

Total Return	5.51%	(1.62)%	23.70%	3.96%	4.88	%(f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	261,501	143,236	128,449	205,886	85,776
Ratio to average net assets:
Gross expenses (c)	1.07%	1.12%	1.17%	1.14%	1.93	%(e)
Net expenses (d)	1.09%	1.11%	1.09%	1.09%	1.09	%(e)
Net investment income net of reimbursement (recapture) and securities lending expense offset	0.68%	0.83%	0.50%	0.49%	1.10	%(e)
Portfolio turnover rate	238%	197%	218%	325%	0.11	%(f)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since June 26, 2019 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.02%, 0.00%, 0.00% and 0.00%, respectively.

(e)	Annualized.

(f)	Not annualized.

See accompanying notes to financial statements.

Horizon Multi-Factor U.S. Equity Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Period Ended November 30, 2020 (a)

Net Asset Value, Beginning of Period/Year	$26.27	$33.46	$27.16	$26.23
Income From Investment Operations:
Net investment income (b)	0.14	0.14	0.10	0.04
Net gain (loss) from investments (both realized and unrealized)	1.26	(0.26)	6.27	0.89
Total from investment operations	1.40	(0.12)	6.37	0.93

Less Distributions:
From net investment income	(0.11)	(0.13)	(0.07)	—
From net realized gains	—	(6.94)	—	—
Total Distributions	(0.11)	(7.07)	(0.07)	—

Net Asset Value, End of Period/Year	$27.56	$26.27	$33.46	$27.16

Total Return	5.38%	(1.79)%	23.53%	3.55	%(f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$7,543	$189	$544	$730
Ratio to average net assets:
Gross expenses (c)	1.21%	1.27%	1.32%	1.30	%(e)
Net expenses (d)	1.22%	1.25%	1.24%	1.24	%(e)
Net investment income net of reimbursement (recapture) and securities lending expense offset	0.52%	0.52%	0.34%	0.17	%(e)
Portfolio turnover rate	238%	197%	218%	325	%(f)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since February 2, 2020 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.01%, 0.00% and 0.00%, respectively.

(e)	Annualized.

(f)	Not annualized.

See accompanying notes to financial statements.

Horizon Defensive Core Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Investor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Period Ended November 30, 2020 (a)

Net Asset Value, Beginning of Period/Year	$30.99	$36.09	$28.78	$25.00
Income From Investment Operations:
Net investment income (b,i)	0.28	0.11	0.11	0.19	(f)
Net gain (loss) from investments (both realized and unrealized)	4.01	(4.29)	8.01	3.59	(f)
Total from investment operations	4.29	(4.18)	8.12	3.78

Less Distributions:
From net investment income	(0.15)	(0.08)	(0.10)	—
From net realized gains	—	(0.84)	(0.71)	—
Total Distributions	(0.15)	(0.92)	(0.81)	—

Net Asset Value, End of Period/Year	$35.13	$30.99	$36.09	$28.78

Total Return	13.95%	(11.99)%	28.91%	15.12	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$190,927	$148,912	$120,315	$3,985
Ratio to average net assets:
Gross expenses (c,h)	0.97%	1.04%	1.09%	6.24	%(d)
Net expenses (g,h)	0.98%	1.03%	1.04%	1.04	%(d)
Net investment income net of reimbursement (recapture) and securities lending expense offset (h,i)	0.89%	0.36%	0.32%	0.73	%(d)
Portfolio turnover rate	139%	270%	29%	81	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since December 26, 2019 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(g)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.01%, 0.00% and 0.00%, respectively.

(h)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(i)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Defensive Core Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Period Ended November 30, 2020 (a)

Net Asset Value, Beginning of Period/Year	$30.85	$35.95	$28.69	$25.04
Income From Investment Operations:
Net investment income (b,i)	0.23	0.06	0.07	0.13	(f)
Net gain (loss) from investments (both realized and unrealized)	3.99	(4.27)	7.97	3.52	(f)
Total from investment operations	4.22	(4.21)	8.04	3.65

Less Distributions:
From net investment income	(0.10)	(0.05)	(0.07)	—
From net realized gains	—	(0.84)	(0.71)	—
Total Distributions	(0.10)	(0.89)	(0.78)	—

Net Asset Value, End of Period/Year	$34.97	$30.85	$35.95	$28.69

Total Return	13.76%	(12.11)%	28.69%	14.58	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$47,232	$33,632	$35,205	$4,283
Ratio to average net assets:
Gross expenses (c,h)	1.12%	1.18%	1.28%	4.56	%(d)
Net expenses (g,h)	1.13%	1.18%	1.19%	1.19	%(d)
Net investment income net of reimbursement (recapture) and securities lending expense offset (h,i)	0.72%	0.17%	0.19%	0.52	%(d)
Portfolio turnover rate	139%	270%	29%	81	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since January 8, 2020 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(g)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.01%, 0.00% and 0.00%, respectively.

(h)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(i)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Tactical Fixed Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Investor Class
	For the Period Ended November 30, 2023 (a)

Net Asset Value, Beginning of Period	$50.00
Income From Investment Operations:
Net investment income (b,h)	1.88
Net gain (loss) from investments (both realized and unrealized)	(2.68)
Total from investment operations	(0.80)

Less Distributions:
From net investment income	(0.83)
Total Distributions	(0.83)

Net Asset Value, End of Period	$48.37

Total Return	(1.63	)%(e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$157,988
Ratio to average net assets:
Gross expenses (c,g)	0.90	%(d)
Net expenses (f,g)	0.84	%(d)
Net investment income net of reimbursement (recapture) and securities lending expense offset (g,h)	4.13	%(d)
Portfolio turnover rate	638	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since December 20, 2022 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratio of expenses to average net assets includes interest expense which was 0.00%.

(g)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(h)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Tactical Fixed Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Advisor Class
	For the Period Ended November 30, 2023 (a)

Net Asset Value, Beginning of Period	$49.48
Income From Investment Operations:
Net investment income (b,h)	0.90
Net gain (loss) from investments (both realized and unrealized)	(1.45)
Total from investment operations	(0.55)

Less Distributions:
From net investment income	(0.58)
Total Distributions	(0.58)

Net Asset Value, End of Period	$48.35

Total Return	(1.10	)%(e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$8,082
Ratio to average net assets:
Gross expenses (c,g)	1.16	%(d)
Net expenses (f,g)	0.96	%(d)
Net investment income net of reimbursement (recapture) and securities lending expense offset (g,h)	2.58	%(d)
Portfolio turnover rate	638	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since March 7, 2023 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratio of expenses to average net assets includes interest expense which was 0.00%.

(g)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(h)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Investor Class
	For the Period Ended November 30, 2023 (a)

Net Asset Value, Beginning of Period	$25.00
Income From Investment Operations:
Net investment income (b)	0.14
Net gain (loss) from investments (both realized and unrealized)	3.22
Total from investment operations	3.36

Net Asset Value, End of Period	$28.36

Total Return	13.48	%(e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$12,482
Ratio to average net assets:
Gross expenses (c)	3.38	%(d)
Net expenses (f)	1.09	%(d)
Net investment income net of reimbursement and securities lending expense offset	0.53	%(d)
Portfolio turnover rate	179	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since December 20, 2022 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratio of expenses to average net assets includes interest expense which was 0.00%.

See accompanying notes to financial statements.

Horizon Multi-Factor Small/Mid Cap Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Advisor Class
	For the Period Ended November 30, 2023 (a)

Net Asset Value, Beginning of Period	$26.88
Income From Investment Operations:
Net investment income (b)	0.09
Net gain (loss) from investments (both realized and unrealized)	1.37
Total from investment operations	1.46

Net Asset Value, End of Period	$28.34

Total Return	5.43	%(e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$427
Ratio to average net assets:
Gross expenses (c)	3.64	%(d)
Net expenses (f)	1.24	%(d)
Net investment income net of reimbursement and securities lending expense offset	0.43	%(d)
Portfolio turnover rate	179	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since March 7, 2023 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratio of expenses to average net assets includes interest expense which was 0.00%.

See accompanying notes to financial statements.

Horizon Funds

Notes to Financial Statements

November 30, 2023

1.	ORGANIZATION

The Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Equity Premium Income Fund (formerly known as the Horizon Active Dividend Fund), Horizon Defined Risk Fund, Horizon Multi-Factor U.S. Equity Fund (formerly known as the Horizon U.S. Defensive Equity Fund), Horizon Defensive Core Fund (formerly known as the Horizon ESG & Defensive Core Fund), Horizon Tactical Fixed Income Fund, and Horizon Multi-Factor Small/Mid Cap Fund (formerly known as the Horizon U.S. Defensive Small/Mid Cap Fund) (each a “Fund” and together the “Funds”) are each a series of shares of beneficial interest of Horizon Funds (the “Trust”), a Delaware business trust organized on May 21, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is a diversified series of the Trust. The investment objective of the Horizon Active Asset Allocation Fund is capital appreciation. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on January 31, 2012, September 4, 2015 and September 9, 2016, respectively. The investment objective of the Horizon Active Risk Assist® Fund is to capture the majority of the returns associated with equity market investments, while mitigating downside risk through use of a risk overlay strategy. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on August 29, 2014, September 4, 2015 and September 9, 2016, respectively. The investment objective of the Horizon Active Income Fund is income. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on September 30, 2013, February 8, 2016 and September 9, 2016, respectively. The investment objective of the Horizon Equity Premium Income Fund is capital appreciation and current income. The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 28, 2016 and June 20, 2017, respectively. The investment objective of the Horizon Defined Risk Fund is capital appreciation and capital preservation. The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 28, 2017 and February 2, 2018, respectively. The investment objective of the Horizon Multi-Factor U.S. Equity Fund is capital appreciation. The Fund presently offers Investor Class shares and Advisor Class shares which commenced operations on June 26, 2019 and January 31, 2020, respectively. The investment objective of the Horizon Defensive Core Fund is to seek to generate comparable returns, before fees and expenses, to an index that is designed to measure the performance of the large and mid-cap segments of the U.S. market and that screens companies with regards to certain ESG criteria for the equity portion of the Fund’s portfolio, while mitigating downside risk by allocating a portion of the Fund’s portfolio to a risk overlay strategy (the “Risk Assist® strategy”). The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 26, 2019 and January 8, 2020, respectively. The investment objective of the Horizon Tactical Fixed Income Fund is to seek to provide total return through a combination of current income and capital appreciation. The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 20, 2022 and March 7, 2023, respectively. The investment objective of the Horizon Multi-Factor Small/Mid Cap Fund is capital appreciation. The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 20, 2022 and March 7, 2023, respectively.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds value their investments and financial instruments at fair value as follows. In determining a Fund’s net asset value (“NAV”) per share, equity securities, including common stocks, preferred stocks, and exchange traded funds, for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. When market quotations received are from an active market, the securities will be classified within Level 1 of the fair value hierarchy. If market quotations are not readily available, then securities are valued at fair value as determined by the Adviser, as the Funds’ valuation designee pursuant to Rule 2a-5. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system, as determined by the Adviser, as the Funds’ valuation designee. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent fair value. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAVs. Purchased and written options are valued at the composite mean of the bid and the ask as of the closing of the applicable market, provided that in circumstances deemed appropriate by the Adviser options may be valued at fair value as determined in good faith by the Adviser, as the Fund’s valuation designee.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith by the Adviser pursuant to the Adviser’s fair valuation policies and procedures.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Generally, these inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. For an option position, these inputs may include, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2023, for the Funds’ investments measured at fair value:

Horizon Active Asset Allocation Fund
Assets *	Level 1	Level 2	Level 3	Total
Investment Companies	$898,603,708	$—	$—	$898,603,708
Purchased Call Options	—	320,000	—	320,000
Short-Term Investments	5,740,006	—	—	5,740,006
Investments Purchased With Proceeds From Securities Lending	18,919,514	—	—	18,919,514
Total	$923,263,228	$320,000	$—	$923,583,228

Horizon Active Risk Assist® Fund
Assets *	Level 1	Level 2	Level 3	Total
Investment Companies	$1,174,189,389	$—	$—	$1,174,189,389
Common Stocks	13,745,691	—	0	13,745,691
Purchased Call Options	—	2,291,000	—	2,291,000
Purchased Put Options	—	3,350,250	—	3,350,250
Short-Term Investments	823	—	—	823
Investments Purchased With Proceeds From Securities Lending	28,608,150	—	—	28,608,150
Total	$1,216,544,053	$5,641,250	$—	$1,222,185,303

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$254,500	$—	$254,500
Written Put Options	—	3,495,000		$3,495,000
Total	$—	$3,749,500	$—	$3,749,500

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

Horizon Active Income Fund
Assets *	Level 1	Level 2	Level 3	Total
Investment Companies	$247,455,223	$—	$—	$247,455,223
Purchased Call Options	—	9,000	—	9,000
Short-Term Investments	157,559	—	—	157,559
Investments Purchased With Proceeds From Securities Lending	77,974,294	—	—	77,974,294
Total	$325,587,076	$9,000	$—	$325,596,076

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$3,000	$—	$3,000
Total	$—	$3,000	$—	$3,000

Horizon Equity Premium Income Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$95,430,251	$—	$—	$95,430,251
Short-Term Investments	205,138	—	—	205,138
Total	$95,635,389	$—	$—	$95,635,389

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$177,520	$—	$—	$177,520
Total	$177,520	$—	$—	$177,520

Horizon Defined Risk Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$504,982,722	$—	$0	$504,982,722
Purchased Put Options	—	3,386,975	—	3,386,975
Short-Term Investments	5,954,376	—	—	5,954,376
Investments Purchased With Proceeds From Securities Lending	344,432	—	—	344,432
Total	$511,281,530	$3,386,975	$—	$514,668,505

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$5,923,125	$—	$5,923,125
Written Put Options	—	1,064,150	—	1,064,150
Total	$—	$6,987,275	$—	$6,987,275

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

Horizon Multi-Factor U.S. Equity Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$265,592,810	$—	$—	$265,592,810
Short-Term Investments	2,623,939	—	—	2,623,939
Total	$268,216,749	$—	$—	$268,216,749

Horizon Defensive Core Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$237,127,256	$—	$0	237,127,256
Short-Term Investments	546	—	—	546
Total	$237,127,802	$—	$—	$237,127,802

Horizon Tactical Fixed Income Fund
Assets *	Level 1	Level 2		Level 3		Total
Investment Companies	$165,511,756	$		$		$165,511,756
Short-Term Investments	447,398		—		—	447,398
Investments Purchased With Proceeds From Securities Lending	48,425,662		—		—	48,425,662
Total	$214,384,816		$—		$—	$214,384,816

Horizon Multi-Factor Small/Mid Cap Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$12,818,176	$—	$—	12,818,176
Short-Term Investments	114,374	—	—	114,374
Total	$12,932,550	$—	$—	$12,932,550

*	Refer to the Portfolios of Investments for security classifications.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of registered investment company that is typically purchased and redeemed at NAV in large blocks of shares called “Creation Units”, and bought and sold in secondary markets on a securities exchange, where its shares trade like common stock. An index-based ETF represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Alternatively, ETFs may be actively managed in accordance with a particular investment strategy. The risks of owning an ETF generally reflect the risks of owning the underlying securities they hold, although the lack of liquidity on an ETF could result in it being more volatile.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Funds enter into option contracts to meet the requirements of their trading activities. The risk in writing a call option is that the Funds may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

When a Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call or put option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As the writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

A Fund may purchase put and call options. The Funds engage in options transactions on individual securities, ETFs, or indices to hedge against market declines or generate returns from falling asset prices. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such a favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The average quarterly value outstanding of purchased and written options during the year ended November 30, 2023, were as follows:

	Horizon Active Asset Allocation Fund	Horizon Active Risk Assist® Fund	Horizon Active Income Fund	Horizon Equity Premium Income Fund	Horizon Defined Risk Fund
Purchased Options	$114,750	$3,065,219	$49,125	$0	$5,546,594
Written Options	$0	$1,902,525	$20,875	$44,380	$5,912,213

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of November 30, 2023:

Location on the Statements of Assets and Liabilities
Fund	Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Horizon Active Asset Allocation Fund	Equity Risk Contracts	Investments in Securities, at Value	Options Written, at Value
Horizon Active Risk Assist® Fund	Equity Risk Contracts	Investments in Securities, at Value	Options Written, at Value
Horizon Active Income Fund	Equity Risk Contracts	Investments in Securities, at Value	Options Written, at Value
Horizon Equity Premium Income Fund	Equity Risk Contracts	Investments in Securities, at Value	Options Written, at Value
Horizon Defined Risk Fund	Equity Risk Contracts	Investments in Securities, at Value	Options Written, at Value

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

Horizon Active Asset Allocation Fund
Derivatives Investment Value
Purchased Options	$320,000
Written Options	$0

Horizon Active Risk Assist® Fund
Derivatives Investment Value
Purchased Options	$5,641,250
Written Options	$3,749,500

Horizon Active Income Fund
Derivatives Investment Value
Purchased Options	$9,000
Written Options	$3,000

Horizon Equity Premium Income Fund
Derivatives Investment Value
Purchased Options	$0
Written Options	$177,250

Horizon Defined Risk Fund
Derivatives Investment Value
Purchased Options	$3,386,975
Written Options	$6,987,275

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended November 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives in the Statements of Operations
Equity Risk contracts	Net realized gain (loss) from purchased options
Net realized gain (loss) from written options
Net change in unrealized appreciation (depreciation) on purchased options
Net change in unrealized appreciation (depreciation) on written options

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

Horizon Active Asset Allocation Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(1,348,205)
Written Options	216,750
$(1,131,455)

Changes in unrealized depreciation on derivatives recognized in the Statements of Operations
Purchased Options	$(333,799)
Written Options	0
$(333,799)

Horizon Active Risk Assist® Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(9,246,023)
Written Options	5,796,765
$(3,499,258)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$265,125
Written Options	(1,100,097)
$(834,972)

Horizon Active Income Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$—
Written Options	—
$—

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$(178,325)
Written Options	78,675
$(99,650)

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

Horizon Equity Premium Income Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(759)
Written Options	(1,613,943)
$(1,614,702)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$—
Written Options	(74,246)
$(74,246)

Horizon Defined Risk Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(37,881,420)
Written Options	22,193,616
$(15,687,804)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$2,599,311
Written Options	(769,319)
$1,829,992

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged for the Funds as of November 30, 2023.

Horizon Active Risk Assist® Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments		Collateral Pledged/ Received	Net Amount
Written Options	$3,749,500	(1)	$—	$3,749,500	$($3,749,500	)(2)	$—	$—
Total	$3,749,500		$—	$3,749,500	$($3,749,500)		$—	$—

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

Horizon Active Income Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments		Collateral Pledged/ Received	Net Amount
Written Options	$3,000	(1)	$—	$3,000	$3,000	(2)	$—	$—
Total	$3,000		$—	$3,000	$3,000		$—	$—

Horizon Equity Premium Income Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments		Collateral Pledged/ Received	Net Amount
Written Options	$177,250	(1)	$—	$177,250	$177,250	(2)	$—	$—
Total	$177,250		$—	$177,250	$177,250		$—	$—

Horizon Defined Risk Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments		Collateral Pledged/ Received	Net Amount
Written Options	$6,987,275	(1)	$—	$6,987,275	$(6,987,275	)(2)	$—	$—
Total	$6,987,275		$—	$6,987,275	$(6,987,275)		$—	$—

(1)	Written options at value as presented in the Portfolios of Investments.
(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 5 for collateral related to securities on loan.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income and expense is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Long-term capital gain distributions from investment companies if any, are recorded separately from dividend income. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

Investment in Other Investment Companies – To the extent that a Fund invests in other investment companies, shareholders may obtain a copy of the underlying investment companies’ financial statements on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of information on the SEC’s internet site may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

Federal Income Taxes – It is each Fund’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken on the Funds’ 2023 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, North Carolina State and Delaware State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually for the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Defined Risk, Horizon Multi-Factor U.S. Equity Fund, Horizon Defensive Core Fund, Horizon Tactical Fixed Income Fund, and Horizon Multi-Factor Small/Mid Cap Fund and quarterly for the Horizon Active Income Fund and Horizon Equity Premium Income Fund and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Shareholder Services Plan – The Board has adopted a shareholder serving plan (the “Plan”) for Investor Class Shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, and the Horizon Active Income Fund. The Plan allows the Funds to use part of their assets for shareholder servicing expenses. The Shareholder Servicing Expenses for the Investor Class shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, and Horizon Active Income Fund are currently 0.10% of average daily net assets. Payments under the Plan are made for the provision of support services to shareholders, including administrative or other shareholder support services such as responding to customer inquiries or assisting the Funds in establishing or maintaining shareholder accounts and records. The entities providing shareholder services may provide such services directly, or may arrange for such services to be provided by another entity that has a servicing relationship with one or more shareholders. However, payments under the Plan are an operating expense of each Fund that is not subject to the expense limitation provided by the Adviser. Payments under the Plan may vary and are determined by the respective Fund in its sole discretion, in amounts up to 0.10% of the Fund’s average daily net assets attributable to Investor Class shares of the Fund on an annualized basis.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

Rule 12b-1 – The Trust, with respect to all Funds, has adopted a Distribution Plan for Advisor Class shares of each Fund, and also for Investor Class shares of the Horizon Equity Premium Income Fund, Horizon Defined Risk Fund, the Horizon Multi-Factor U.S. Equity Fund, the Horizon Defensive Core Fund, the Horizon Tactical Fixed Income Fund, and the Horizon Multi-Factor Small/Mid Cap Fund pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). However, payments under the 12b-1 Plan are an operating expense of each Fund that is not subject to the expense limitation provided by the Adviser. The 12b-1 Plan provides for the payment of a distribution fee to Quasar Distributors, LLC (the “Distributor”) at an annualized rate of up to 0.25% of the average daily net assets attributable to the applicable classes. During the year or period ended November 30, 2023 the distribution fees accrued for the Investor Class shares of the Horizon Equity Premium Income Fund, Horizon Defined Risk Fund, Horizon Multi-Factor U.S. Equity Fund, Horizon Defensive Core Fund, the Horizon Tactical Fixed Income Fund, the Horizon Multi-Factor Small/Mid Cap Fund and for the Advisor Class shares of all Funds were 0.10% and 0.25% of average daily net assets, respectively. During the year or period ended November 30, 2023, the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Equity Premium Income Fund, Horizon Defined Risk Fund, Horizon Multi-Factor U.S. Equity Fund, Horizon Defensive Core Fund, Horizon Tactical Fixed Income Fund, and the Horizon Multi-Factor Small/Mid Cap Fund Advisor Class shares incurred $4,720, $7,350, $2,547, $9,975, $42,100, $11,608, $103,543, $3,054, and $229, respectively, pursuant to the plan. During the year or period ended November 30, 2023, the Horizon Equity Premium Income Fund, Horizon Defined Risk Fund, Horizon Multi-Factor U.S. Equity Fund, Horizon Defensive Core Fund, the Horizon Tactical Fixed Income Fund, and the Horizon Multi-Factor Small/Mid Cap Fund Investor Class shares incurred $93,911, $429,434, $195,621, $169,323, $76,113, and $5,181 respectively, pursuant to the plan. Investor Class shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund and Horizon Active Income Fund and Institutional Class shares of all Funds do not pay any 12b-1 distribution fees.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with each Fund (the “Advisory Agreements”), investment advisory services are provided to the Funds by Horizon Investments, LLC (the “Adviser”). Under the terms of the Advisory Agreements, the Adviser receives monthly fees calculated at an annual rate of 0.99% of the average daily net assets of the Horizon Active Asset Allocation Fund, 0.99% of the average daily net assets of the Horizon Active Risk Assist® Fund, 0.77% of the average daily net assets of the Horizon Active Income Fund, 0.75% of the average daily net assets of the Horizon Equity Premium Income Fund, 0.80% of the average daily net assets of the Horizon Defined Risk Fund, 0.80% of the average daily net assets of the Horizon Multi-Factor U.S. Equity Fund, 0.68% of the average daily net assets of the Horizon Defensive Core Fund, 0.60% of the average daily net assets of the Horizon Tactical Fixed Income Fund, and 0.80% of the average daily net assets of the Horizon Multi-Factor Small/Mid Cap Fund.

Pursuant to the Expense Limitation Agreement (the “Waiver Agreement”), the Adviser has agreed, until March 31, 2025 for the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Equity Premium Income Fund, Horizon Defined Risk Fund, the Horizon Multi-Factor U.S. Equity Fund, Horizon Defensive Core Fund, Horizon Tactical Fixed Income Fund, and Horizon Multi-Factor Small/Mid Cap Fund to waive a portion of the Fund’s advisory fee and has agreed to reimburse the Fund for other expenses to the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding front-end or contingent sales loads; brokerage fees and commissions; acquired fund fees and expenses;

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

borrowing costs, such as interest and dividend expense on securities sold short; payments by the Fund, if any, under the Trust’s Rule 12b-1 Distribution Plan; payments by the Fund, if any, under the Trust’s Shareholder Services Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses, such as litigation) incurred by a class of shares of the Fund in any fiscal year do not exceed the percentage of average daily net assets in the below table.

Fund	Investor	Advisor	Institutional
Horizon Active Asset Allocation Fund	1.17%	1.17%	1.17%
Horizon Active Risk Assist® Fund	1.17%	1.17%	1.17%
Horizon Active Income Fund	0.99%	0.99%	0.99%
Horizon Equity Premium Income Fund	0.99%	0.99%	0.99%
Horizon Defined Risk Fund	0.94%	0.94%	0.94%
Horizon Multi-Factor U.S. Equity Fund	0.99%	0.99%	0.99%
Horizon Defensive Core Fund	0.87%	0.87%	0.87%
Horizon Tactical Fixed Income Fund	0.80%	0.80%	0.80%
Horizon Multi-Factor Small/Mid Cap Fund	0.99%	0.99%	0.99%

Any fees waived or expenses reimbursed by the Adviser are subject to possible recoupment by the Adviser within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through November 30 of the period indicated. During the year or period ended November 30, 2023, the Adviser recouped from Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Equity Premium Income Fund, Horizon Defined Risk Fund, Horizon Multi-Factor U.S. Equity Fund, Horizon Defensive Core Fund, Horizon Tactical Fixed Income Fund, and Horizon Multi-Factor Small/Mid Cap Fund $0, $0, $0, $1,013, $52,186, $55,515, $37,498, $37,963, and $0 respectively.

Fund	2024	2025	2026	Total
Horizon Active Asset Allocation Fund	$—	$—	$—	$—
Horizon Active Risk Assist® Fund	—	—	—	—
Horizon Active Income Fund	—	—	—	—
Horizon Equity Premium Income Fund	1,061	869	—	1,930
Horizon Defined Risk Fund	141,014	74,784	58,577	274,375
Horizon Multi-Factor U.S. Equity Fund	128,664	31,381	5,296	165,341
Horizon Defensive Core Fund	45,582	51,617	19,996	117,195
Horizon Tactical Fixed Income Fund	—	—	—	—
Horizon Multi-Factor Small/Mid Cap Fund	—	—	120,585	120,585

Trustees – The Trust pays each Trustee of the Trust who is not an interested person an annual retainer of $85,000 for each fiscal year plus $10,000 for attendance at an in-person board meeting. In every instance, the cost of the fees are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

Chief Compliance Officer Compensation – The Board of Trustees renewed the approval of a compensation policy with respect to the Trust’s Chief Compliance Officer pursuant to which the Horizon Funds and the Adviser each pay 50% of the Chief Compliance Officer’s salary, with the portion paid by the Horizon Funds allocated among the Funds in accordance with their relative net assets.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year or period ended November 30, 2023, were as follows:

Fund	Purchases	Sales
Horizon Active Asset Allocation Fund	$2,152,451,130	$2,077,313,389
Horizon Active Risk Assist® Fund	2,145,704,551	2,287,281,723
Horizon Active Income Fund	621,640,988	805,070,168
Horizon Equity Premium Income Fund(1)	64,965,031	73,856,087
Horizon Defined Risk Fund	110,146,910	13,250,231
Horizon Multi-Factor U.S. Equity Fund	583,503,441	473,438,887
Horizon Defensive Core Fund	319,907,526	289,857,667
Horizon Tactical Fixed Income Fund	676,241,175	508,576,453
Horizon Multi-Factor Small/Mid Cap Fund	21,955,532	9,862,014

(1)	Includes purchases of $61,157,999 and sales of $61,106,025 to realign the Fund’s portfolio subsequent to its change in investment strategy.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

5.	SECURITIES LENDING

The Funds may lend domestic securities in their portfolios to approved brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program effective December 20, 2017, which is administered by U.S. Bank N.A. (the “Custodian”). The net income to which the Funds are entitled may be used to offset against costs and other charges incurred by the Funds with the Custodian or its affiliates or, as directed in writing by the Funds, other service providers. Investment Advisory Fees, Shareholder Servicing Fees - Investor Class, Distribution Fees (12b-1) - Advisor Class and Distribution Fees (12b-1) - Investor Class as noted in the Statements of Operations are not eligible to be offset by securities lending income. The securities lending agreement requires that loans are collateralized in an amount equal to at least 102% at the outset of the loan and at least 100%, at all times thereafter, of the value of any loaned securities. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Amounts earned from security lending is disclosed in each Fund’s Statement of Operations as a securities lending credit. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing year or period. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. During the year or period ended November 30, 2023, the Funds had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines allow the cash collateral to be invested in readily marketable, high quality, short-term obligations issued or guaranteed by the United States Government; however, such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of the year or period ended November 30, 2023, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan and Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
Horizon Active Asset Allocation Fund	$18,712,141	$18,919,514
Horizon Active Risk Assist® Fund	28,283,017	28,608,150
Horizon Active Income Fund	75,982,858	77,974,294
Horizon Equity Premium Income Fund	—	—
Horizon Defined Risk Fund	338,925	344,431
Horizon Multi-Factor U.S. Equity Fund	—	—
Horizon Defensive Core Fund	—	—
Horizon Tactical Fixed Income Fund	47,314,940	48,425,662
Horizon Multi-Factor Small/Mid Cap Fund	—	—

*

The cash collateral received was invested in the First American Government Obligations Fund, Class X, with an overnight and continuous maturity, as shown on the Portfolios of Investments. These amounts were not included in the offsetting disclosures in Note 2 (Offsetting of Financial Assets and Derivative Liabilities).

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

6.	LINE OF CREDIT ARRANGEMENT

Throughout the year or period ended November 30, 2023, and renewed effective February 23, 2023, the Funds are party to an unsecured line of credit arrangement with the Custodian. The Loan Agreement has an expiration date of February 22, 2024, under which borrowing is limited to the lesser of 15% of the market value of a Fund, 33.33% of the market value of specific marketable securities of a Fund acceptable to the Custodian, or $75,000,000 for all the Funds subject to the line of credit. The Funds may utilize the line of credit for temporary or emergency purposes, primarily for financing redemption payments. The applicable Funds have authorized the Custodian to charge any of the Funds subject to the line of credit for any missed payments by the Funds. The Funds will be charged the prime rate, which was 8.50% as of November 30, 2023, if they borrow. For the year or period ended November 30, 2023, the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Equity Premium Income Fund, Horizon Defined Risk Fund, Horizon Multi-Factor U.S. Equity Fund, Horizon Defensive Core Fund, Horizon Tactical Fixed Income Fund, and Horizon Multi-Factor Small/Mid Cap Fund had average borrowings of $149,855, $486,238, $185,860, $31,696, $34,301, $2,005, $140,455, $14,012, and $22 and the weighted average interest rate on the line of credit borrowings was 8.36%, 8.25%, 8.39%, 8.47%, 8.37%, 7.94%, 8.30%, 8.43%, and 8.50%, respectively. On November 1, 2023, the Horizon Active Asset Allocation Fund had borrowings of $24,875,000, on June 9, 2023, the Horizon Active Risk Assist® Fund had borrowings of $15,972,000, on May 18, 2023, the Horizon Active Income Fund had borrowings of $8,179,000, on September 8, 2023, the Horizon Equity Premium Income Fund had borrowings of $1,175,000, on July 21, 2023, the Horizon Defined Risk Fund had borrowings of $1,940,000, on July 19, 2023, the Horizon Multi-Factor U.S. Equity Fund had borrowings of $409,000, on November 6, 2023, the Horizon Defensive Core Fund had borrowings of $5,462,000, on September 27, 2023, the Horizon Tactical Fixed Income Fund had borrowings of $885,000, and on October 5, 2023, the Horizon Multi-Factor Small/Mid Cap Fund had borrowings of $8,000, which represent the largest borrowing amounts, respectively, during the year or period ended November 30, 2023.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years or periods ended November 30, 2023 and November 30, 2022 was as follows:

	For the year or period ended November 30, 2023
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Horizon Active Asset Allocation Fund	$8,061,173	$—	$—	$8,061,173
Horizon Active Risk Assist® Fund	6,611,047	—	—	6,611,047
Horizon Active Income Fund	10,979,745	—	—	10,979,745
Horizon Equity Premium Income Fund	2,067,141	—	—	2,067,141
Horizon Defined Risk Fund	1,287,488	4,517,074	—	5,804,562
Horizon Multi-Factor U.S. Equity Fund	1,076,898	—	—	1,076,898
Horizon Defensive Core Fund	862,023	—	—	862,023
Horizon Tactical Fixed Income Fund	1,311,200	—	—	1,311,200
Horizon Multi-Factor Small/Mid Cap Fund	—	—	—	—

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

	For the year or period ended November 30, 2022
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Horizon Active Asset Allocation Fund	$84,241,482	$17,314,998	$—	$101,556,480
Horizon Active Risk Assist® Fund	94,209,092	1,492,517	—	95,701,609
Horizon Active Income Fund	6,087,378	—	—	6,087,378
Horizon Equity Premium Income Fund	4,032,523	1,332,981	—	5,365,504
Horizon Defined Risk Fund	762,128	—	—	762,128
Horizon Multi-Factor U.S. Equity Fund	27,213,707	—	—	27,213,707
Horizon Defensive Core Fund	3,513,008	498,456	—	4,011,464

On December 21, 2023, the Funds paid the following per share income distributions:

Fund	Investor Class	Advisor Class	Institutional Class
Horizon Active Asset Allocation Fund	$0.10845791	$0.08708041	$0.12104635
Horizon Active Risk Assist® Fund	0.19396203	0.12272628	0.21676813
Horizon Active Income Fund	0.14830491	0.14380446	0.15122039
Horizon Equity Premium Income Fund	0.24388385	0.21447595	—
Horizon Defined Risk Fund	0.13769590	0.05482534	—
Horizon Multi-Factor U.S. Equity Fund	0.13821839	0.11255652	—
Horizon Defensive Core Fund	0.22025614	0.17221135	—
Horizon Tactical Fixed Income Fund	0.87485164	0.85957132	—
Horizon Multi-Factor Small/Mid Cap Fund	0.07365120	0.06622892	—

On December 21, 2023, the Funds paid the following per share capital gains distributions from each class:

Fund	Short-Term*	Long-Term
Horizon Active Asset Allocation Fund	$—	$—
Horizon Active Risk Assist® Fund	—	—
Horizon Active Income Fund	—	—
Horizon Equity Premium Income Fund	—	—
Horizon Defined Risk Fund	—	—
Horizon Multi-Factor U.S. Equity Fund	0.50823	0.13181
Horizon Defensive Core Fund	—	—
Horizon Tactical Fixed Income Fund	—	—
Horizon Multi-Factor Small/Mid Cap Fund	0.15491	0.00192

*	Short-Term Capital Gains distributions are considered income distributions for tax purposes.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

The cost basis of investments, purchased options and options written for federal income tax purposes at November 30, 2023, were as follows:

Fund	Cost of Investments, Purchased Options and Written Options	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Horizon Active Asset Allocation Fund	$880,995,166	$47,939,107	$(5,351,045)	$42,588,062
Horizon Active Risk Assist® Fund	1,165,902,228	94,960,131	(42,426,558)	52,533,573
Horizon Active Income Fund	339,557,057	1,705,124	(15,669,105)	(13,963,981)
Horizon Equity Premium Income Fund	89,581,634	8,306,165	(2,429,930)	5,876,235
Horizon Defined Risk Fund	430,393,066	106,471,524	(29,183,360)	77,288,164
Horizon Multi-Factor U.S. Equity Fund	253,003,287	19,574,619	(4,361,157)	15,213,462
Horizon Defensive Core Fund	215,396,454	35,918,897	(14,187,549)	21,731,348
Horizon Tactical Fixed Income Fund	212,238,215	2,708,501	(561,900)	2,146,601
Horizon Multi-Factor Small/Mid Cap Fund	12,276,171	840,645	(184,266)	656,379

As of November 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Horizon Active Asset Allocation Fund	$1,543,660	$—	$(30,307,878)	$42,588,062	$13,823,844
Horizon Active Risk Assist® Fund	3,701,491	—	(65,830,373)	52,533,573	(9,595,309)
Horizon Active Income Fund	2,577,014	—	(75,833,584)	(13,963,981)	(87,220,551)
Horizon Equity Premium Income Fund	363,529	—	(7,053,980)	5,876,235	(814,216)
Horizon Defined Risk Fund	1,042,025	—	(10,835,894)	77,288,164	67,494,295
Horizon Multi-Factor U.S. Equity Fund	6,257,772	1,300,089	(1,181)	15,213,462	22,770,142
Horizon Defensive Core Fund	1,388,882	—	(6,710,629)	21,731,348	16,409,601
Horizon Tactical Fixed Income Fund	1,867,754	—	(4,299,566)	2,146,601	(285,211)
Horizon Multi-Factor Small/Mid Cap Fund	97,732	863	—	656,379	754,974

The difference between book and tax basis unrealized appreciation/depreciation is attributable to mark to market on section 1256 contracts and/or the tax deferral of losses on various investments.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

At November 30, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Horizon Active Asset Allocation Fund	$24,243,075	$6,005,524	$30,248,599
Horizon Active Risk Assist® Fund	39,729,373	16,829,176	56,558,549
Horizon Active Income Fund	42,274,715	33,436,413	75,711,128
Horizon Equity Premium Income Fund	6,005,707	1,008,612	7,014,319
Horizon Defined Risk Fund	5,881,869	4,933,713	10,815,582
Horizon Multi-Factor U.S. Equity Fund	—	—	—
Horizon Defensive Core Fund	3,440,594	3,214,927	6,655,521
Horizon Tactical Fixed Income Fund	4,290,376	—	4,290,376
Horizon Multi-Factor Small/Mid Cap Fund	—	—	—

The Horizon Multi-Factor U.S. Equity Fund and the Horizon Defensive Core Fund utilized capital loss carry forwards of $1,352,233 and $7,605,172, respectively, during the fiscal year.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These reclassifications were due to the use of equalization. Each Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. For the year ended November 30, 2023, the following table shows the reclassifications made:

Fund	Distributable Earnings/ (Accumulated Deficit)	Paid In Capital
Horizon Active Asset Allocation Fund	$1,281	$(1,281)
Horizon Active Risk Assist® Fund	—	—
Horizon Active Income Fund	—	—
Horizon Equity Premium Income Fund	—	—
Horizon Defined Risk Fund	—	—
Horizon Multi-Factor U.S. Equity Fund	(657,917)	657,917
Horizon Defensive Core Fund	—	—
Horizon Tactical Fixed Income Fund	1	(1)
Horizon Multi-Factor Small/Mid Cap Fund	5	(5)

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2023, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2023

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements other than the distributions noted in Note 7.

Horizon Funds

Report of Independent Registered Public Accounting Firm

November 30, 2023

To the Shareholders and Board of Trustees of
Horizon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Horizon Funds comprising the funds listed below (the “Funds”) as of November 30, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

Horizon Active Asset Allocation Fund Horizon Active Risk Assist® Fund Horizon Active Income Fund Horizon Equity Premium Income Fund (formerly known as the Horizon Active Dividend Fund) Horizon Defined Risk Fund

	For the year ended November 30, 2023	For the years ended November 30, 2023, and 2022	For the years ended November 30, 2023, 2022, 2021, 2020, and 2019
Horizon Multi-Factor U.S. Equity Fund (formerly known as the Horizon U.S. Defensive Equity Fund)	For the year ended November 30, 2023	For the years ended November 30, 2023, and 2022	For the years ended November 30, 2023, 2022, 2021, and 2020, and for the period from June 26, 2019 (commencement of operations) through November 30, 2019
Horizon Defensive Core Fund (formerly known as the Horizon ESG & Defensive Core Fund)	For the year ended November 30, 2023	For the years ended November 30, 2023, and 2022	For the years ended November 30, 2023, 2022, and 2021, and for the period from December 26, 2019 (commencement of operations) through November 30, 2020
Horizon Tactical Fixed Income Fund Horizon Multi-Factor Small/Mid Cap Fund (formerly known as Horizon U.S. Defensive Small/Mid Cap Fund)	For the period from December 20, 2022 (commencement of operations) through November 30, 2023

Horizon Funds

Report of Independent Registered Public Accounting Firm (Continued)
November 30, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 26, 2024

Horizon Funds

Disclosure of Fund Expenses (Unaudited)

November 30, 2023

As a shareholder of the Funds you incur ongoing costs, including management fees, sales charges, and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The column labeled “Actual” of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The column labeled “Hypothetical” of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Horizon Funds

Disclosure of Fund Expenses (Unaudited) (Continued)
November 30, 2023

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Expenses Paid During Period	Ending Account Value 11/30/2023	Expenses Paid During Period
Horizon Active Asset Allocation - Investor Class [1]	1.23%	$ 1,000.00	$ 1,082.25	$ 6.42	$ 1,018.90	$ 6.23
Horizon Active Asset Allocation - Advisor Class [1]	1.57%	$ 1,000.00	$ 1,080.13	$ 8.19	$ 1,017.20	$ 7.94
Horizon Active Asset Allocation - Institutional Class [1]	1.13%	$ 1,000.00	$ 1,083.60	$ 5.90	$ 1,019.40	$ 5.72
Horizon Active Risk Assist® - Investor Class [1]	1.22%	$ 1,000.00	$ 1,068.77	$ 6.33	$ 1,018.95	$ 6.17
Horizon Active Risk Assist® - Advisor Class [1]	1.37%	$ 1,000.00	$ 1,068.00	$ 7.10	$ 1,018.20	$ 6.93
Horizon Active Risk Assist® - Institutional Class [1]	1.12%	$ 1,000.00	$ 1,069.08	$ 5.81	$ 1,019.45	$ 5.67
Horizon Active Income - Investor Class [1]	1.02%	$ 1,000.00	$ 996.03	$ 5.10	$ 1,019.95	$ 5.16
Horizon Active Income - Advisor Class [1]	1.17%	$ 1,000.00	$ 995.69	$ 5.85	$ 1,019.20	$ 5.92
Horizon Active Income - Institutional Class [1]	0.92%	$ 1,000.00	$ 997.50	$ 4.61	$ 1,020.46	$ 4.66
Horizon Equity Premium Income Fund - Investor Class [1]	1.15%	$ 1,000.00	$ 1,066.50	$ 5.96	$ 1,019.30	$ 5.82
Horizon Equity Premium Income Fund - Advisor Class [1]	1.33%	$ 1,000.00	$ 1,065.66	$ 6.89	$ 1,018.40	$ 6.73
Horizon Defined Risk - Investor Class [1]	1.45%	$ 1,000.00	$ 1,059.61	$ 7.49	$ 1,017.80	$ 7.33
Horizon Defined Risk - Advisor Class [1]	1.61%	$ 1,000.00	$ 1,058.92	$ 8.31	$ 1,017.00	$ 8.14
Horizon Multi-Factor U.S. Equity Fund - Investor Class [1]	1.09%	$ 1,000.00	$ 1,075.69	$ 5.67	$ 1,019.60	$ 5.52
Horizon Multi-Factor U.S. Equity Fund - Advisor Class [1]	1.22%	$ 1,000.00	$ 1,074.88	$ 6.35	$ 1,018.95	$ 6.17
Horizon Defensive Core Fund - Investor Class [1]	0.98%	$ 1,000.00	$ 1,109.95	$ 5.18	$ 1,020.16	$ 4.96
Horizon Defensive Core Fund - Advisor Class [1]	1.13%	$ 1,000.00	$ 1,109.10	$ 5.97	$ 1,019.40	$ 5.72
Horizon Multi-Factor Small/Mid Cap Fund - Investor Class [1]	1.09%	$ 1,000.00	$ 1,119.57	$ 5.79	$ 1,019.60	$ 5.52
Horizon Multi-Factor Small/Mid Cap Fund - Advisor Class [1]	1.24%	$ 1,000.00	$ 1,118.83	$ 6.59	$ 1,018.85	$ 6.28
Horizon Tactical Fixed Income - Investor Class [1]	0.90%	$ 1,000.00	$ 1,017.39	$ 4.55	$ 1,020.56	$ 4.56
Horizon Tactical Fixed Income - Advisor Class [1]	1.17%	$ 1,000.00	$ 1,016.79	$ 5.92	$ 1,019.20	$ 5.92

[1]

Expenses Paid During the Period are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days, and divided by 365 (to reflect the number of days in the period).

Horizon Funds

Approval of the Management Agreements (Unaudited)

November 30, 2023

In considering the approval of the continuance of the Investment Advisory Agreements for each of the Horizon Active Asset Allocation Fund, the Horizon Active Risk Assist® Fund, the Horizon Active Income Fund, the Horizon Equity Premium Income Fund, the Horizon Defined Risk Fund, the Horizon Multi-Factor U.S. Equity Fund, the Horizon Defensive Core Fund (the “Funds”) and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser to the Funds; (ii) the investment performance of the Funds; (iii) the costs of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) the extent to which economies of scale will be realized as the Funds grow and whether the fee levels reflect these economies of scale to the benefit of shareholders, including the following:

●

Nature, extent and quality of the services to be provided by the Adviser to the Funds. The Board reviewed the services being provided by the Adviser to each of the Funds including, without limitation, providing a continuous investment program for the Funds, adhering to each Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Board also considered information regarding the experience, qualifications and key personnel of the Adviser, the Adviser’s sales force, the Adviser’s assets under management and relationships with other registered investment advisers for distribution purposes. The Board reviewed the Adviser’s financial statements and considered the Adviser’s financial condition. The Board also considered Horizon’s commitment to the Funds, Horizon’s staffing, trading and compliance systems, and its capabilities with respect to service provider oversight. The Board also considered the performance of other accounts managed by the Adviser. The Board concluded that the quality, extent, and nature of the services provided by Horizon to the Funds were satisfactory.

●

The investment performance of the Funds. In connection with reviewing and assessing the quality of the portfolio management services provided by Horizon, the Board reviewed the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to an appropriate securities benchmark index and certain peer funds and groups of peer funds. When reviewing each Fund’s performance against its benchmark and peers, the Board considered the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, and noted that there may be certain differences with respect to a Fund’s risk tolerance and that of its comparative funds.

●

Costs of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds. The Board considered the management fees charged to each Fund, and each Fund’s total expense ratios, each as compared to its respective peer group, and took into account the differences in managing the Funds compared to other products that the Adviser offers. The Board also took into consideration the Expense Limitation Agreements agreed to by the Adviser and the information provided by the Adviser assessing its profitability with respect to the Funds. The Board also considered the indirect benefits that the Adviser receives through soft dollars, cross sales of other products the Adviser sells and third-party marketing materials. The Board also considered the regulatory regime and additional oversight under which the Funds’ will operate, as well as operational differences between the Funds and Horizon’s other clients.

●

The extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders. The Board considered that the Funds’ management fees did not have breakpoints but that the Adviser had indicated a willingness to consider implementing breakpoints in the future as the Funds’ asset levels increase.

After full consideration of the above factors as well as other factors, the Board approved the continuance of the Funds’ Advisory Agreements.

Horizon Funds

Additional Information (Unaudited)

November 30, 2023

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Horizon Active Asset Allocation Fund	100.00%
Horizon Active Risk Assist® Fund	100.00%
Horizon Active Income Fund	1.49%
Horizon Equity Premium Income Fund	100.00%
Horizon Defined Risk Fund	100.00%
Horizon Multi-Factor U.S. Equity Fund	94.19%
Horizon Defensive Core Fund	100.00%
Horizon Tactical Fixed Income Fund	0.00%
Horizon Multi-Factor Small/Mid Cap Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2022 was as follows:

Fund Name	Dividends Received Deduction
Horizon Active Asset Allocation Fund	16.01%
Horizon Active Risk Assist® Fund	2.61%
Horizon Active Income Fund	2.37%
Horizon Equity Premium Income Fund	100.00%
Horizon Defined Risk Fund	100.00%
Horizon Multi-Factor U.S. Equity Fund	94.14%
Horizon Defensive Core Fund	100.00%
Horizon Tactical Fixed Income Fund	3.59%
Horizon Multi-Factor Small/Mid Cap Fund	0.00%

Foreign Tax Credit

For the year ended November 30, 2023, the Horizon Active Asset Allocation Fund and Horizon Active Risk Assist® Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Horizon Active Asset Allocation Fund	$1,389,096	$226,846
Horizon Active Risk Assist® Fund	$2,007,660	$336,802

Horizon Funds

Additional Information (Unaudited)

November 30, 2023

Short Term Capital Gains

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term
Horizon Active Asset Allocation Fund	0.00%
Horizon Active Risk Assist® Fund	0.00%
Horizon Active Income Fund	0.00%
Horizon Equity Premium Income Fund	0.00%
Horizon Defined Risk Fund	0.00%
Horizon Multi-Factor U.S. Equity Fund	0.00%
Horizon Defensive Core Fund	0.00%
Horizon Tactical Fixed Income Fund	0.00%
Horizon Multi-Factor Small/Mid Cap Fund	0.00%

Horizon Funds

ADDITIONAL INFORMATION (Unaudited) (Continued)

November 30, 2023

Interested Trustees and Officers
Name, Address* and Year of Birth	Position/ Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John Drahzal** Year of Birth: 1966	Interested Trustee Indefinite Term of Office (since 2021) and President; One Year Term of Office (since 2021)	CEO and President of Horizon Investments, LLC (CEO November 2021 - present and President December 2020 - present); President of Horizon Investments, LLC (December 2020-November 2021); Various Positions at Horizon Investments (2017-2020).	9	None
Matthew Chambers Year of Birth: 1976	Vice President, Chief Compliance Officer and Secretary; One Year Term of Office (since 2015)	General Counsel and Chief Compliance Officer of Horizon Investments, LLC, December 2014-present; Attorney, Kilpatrick Townsend & Stockton, 2008-2014	Not Applicable	Not Applicable
Steve Terry Year of Birth: 1980	Treasurer; One Year Term of Office (since October 2018)	Head of Finance and Business Systems of Horizon Investments, LLC, August 2016-present; Co-Founder, Catamaran Investment Partners, 2015-August 2016; Principal Intersection Partners, 2011-2015.	Not Applicable	Not Applicable

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

**	Mr. Drahzal is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with the Adviser.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (866) 371-2399.

Horizon Funds

ADDITIONAL INFORMATION (Unaudited) (Continued)

November 30, 2023

Independent Trustees
Name, Address* and Year of Birth	Position/ Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John W. Davidson Year of Birth: 1946	Trustee; Indefinite Term of Office (since 2015)	Creator, author and founder of John Davidson’s Economic Comments (2009-2018).	9	Trustee, AdvisorOne Funds (7 portfolios).
Todd W. Gaylord Year of Birth: 1975	Trustee; Indefinite Term of Office (since 2015)	Consultant (financial Services) since 2012; Owner, McCauley Street Partners, Inc. (real estate brokerage firm) (2009-2014); Vice President, Corporate Bond, Syndicated Loan, and Credit Default Swap Trader, Wachovia Securities (2005-2008).	9	None
Thomas W. Okel Year of Birth: 1962	Trustee; Indefinite Term of Office (since 2015)	Executive Director (2011-2019), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	9

Trustee, Barings Funds Trust (8 portfolios); Trustee, Barings Global Short Duration High Yield Fund (1 portfolio). Trustee, Barings BDC, Inc. Trustee, Barings Private Investment Corporation. Trustee barings Captial Investment Corporation.

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

PRIVACY NOTICE (Unaudited)

February 2016

FACTS	WHAT DOES HORIZON FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account information

● Account balance and transaction history

● Wire Transfer Instructions

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Horizon Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Horizon Funds share?	Can you limit this sharing?
For our everyday business purposes — Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences or creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-855-754-7932

Who we are
Who is providing this notice?	Horizon Funds
What we do
How does Horizon Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Horizon Funds collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tell us who receives the money

● Show your government-issued ID

● Show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include companies such as Horizon Investments, LLC.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

● Non-affiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers, and nonfinancial companies such as fulfillment, proxy voting, and class action service providers.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Horizon Funds does not jointly market.

Investment Adviser
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300

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Investment Adviser
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300
Charlotte, NC 28277

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Legal Counsel
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, NC 27101

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling l-855-754-7932 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Funds’ Part F of Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1-855-754-7932.

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Todd Gaylord is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen & Company, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and taxable income and excise calculations and year to date estimates for book-to-tax differences. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$139,500	$108,500
Audit-Related Fees	$0	$0
Tax Fees	$31,500	$24,500
All Other Fees	$1,500	$7,500

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended November 30, 2023 and November 30, 2022, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 11/30/2023	FYE 11/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	$3,200	$3,232.50
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

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Item 11. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Horizon Funds

By (Signature and Title)*	/s/ John Drahzal
John Drahzal, Principal Executive Officer

Date:	02-05-2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Drahzal
John Drahzal, Principal Executive Officer

Date:	02-05-2024

By (Signature and Title)*	/s/ Stephen Terry
Stephen Terry, Treasurer and Principal Financial Officer

Date:	02-05-2024

*	Print the name and title of each signing officer under his or her signature.

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